UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Warner Bros. Discovery, Inc.
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WARNER BROS.
DISCOVERY

Notice of 2025 Annual Meeting of Stockholders & PROXY STATEMENT

Letter to our Stockholders

Samuel A. Di Piazza, Jr. Board Chair Warner Bros. Discovery, Inc.
April 23, 2025
Dear Fellow Stockholders,
We look forward to welcoming you to our Annual Meeting on June 2, 2025, at 10:00 a.m. ET. This year’s virtual meeting may be accessed at www.virtualshareholdermeeting.com/WBD2025.
As we mark the third anniversary of the formation of Warner Bros. Discovery, we are proud of the actions we have taken to transform our business and improve our financial position while continuing to provide world class entertainment to global audiences. The Board’s ongoing goal is to support David and our leadership team as they deliver on WBD’s strategic and operational priorities. Despite the continuing challenges of today’s media landscape, the team delivered several key achievements in 2024, including successfully launching Max in more than 70 international markets, securing multi-year renewal agreements with major U.S. pay-TV distributors, further reducing our debt levels and continuing our tradition of producing culture-defining film and TV content.
In December 2024, we announced a new corporate structure, with WBD serving as the parent company for two distinct operating divisions – Global Linear Networks and Streaming & Studios. The Board approved and supports the new corporate structure as we believe it will enhance our flexibility for potential future strategic opportunities across an evolving media landscape and help us build on our momentum as we evaluate all avenues to deliver significant stockholder value.
Over the last several months, the Board has undergone several changes. Dr. John Malone, a true titan of the media industry and a member of the Board since Discovery, Inc.’s founding, announced that he would not be standing for re-election at the 2025 Annual Meeting when his current term ends. Following the 2025 Annual Meeting, John will assume the role of Chair Emeritus and will continue to regularly attend Board meetings and provide strategic counsel and support to the WBD Board and management team, ensuring that our stockholders continue to benefit from his wisdom and deep experience. I am extremely grateful to John for his ongoing service to, and support of, WBD.
We have also taken meaningful steps to continue to enhance the Board with best-in-class leaders and industry experts who have proven track records of value creation. In January 2025, we announced the additions of Anthony Noto and Joey Levin, and the Board has nominated Anton Levy for election at the 2025 Annual Meeting. With the addition of Anthony, Joey, and Anton, and John’s continued participation, I am confident the Board has the experiences, skills and perspectives that will be critical as we continue to pursue options to further unlock potential stockholder value.
We are proud of what we have accomplished together in 2024 and are excited for what’s ahead in 2025 for Warner Bros. Discovery. As always, we appreciate your continued support.
Sincerely,
Samuel A. Di Piazza, Jr.
Board Chair
Warner Bros. Discovery, Inc.

2025 PROXY STATEMENT	3

Notice of 2025 Annual Meeting of Stockholders
To Warner Bros. Discovery Stockholders:
You are cordially invited to attend, and notice is hereby given of, the 2025 Annual Meeting of Stockholders, or 2025 Annual Meeting, of Warner Bros. Discovery, Inc. to be held virtually at www.virtualshareholdermeeting.com/WBD2025 on Monday, June 2, 2025 at 10:00 a.m. ET.

Date and time: Monday, June 2, 2025 at 10:00 a.m., Eastern Time	Virtual web conference: www.virtualshareholder meeting.com/WBD2025	Record date: April 4, 2025

Items of Business:		Board Recommendation:
1.	To elect each of the thirteen director nominees named herein for a one-year term	each director nominee
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	auditor ratification
3.	To vote on an advisory resolution to approve the 2024 compensation of our named executive officers, commonly referred to as a "Say on Pay" vote	Say on Pay
4.	To approve the Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc. to permit stockholders to call special meetings and to eliminate certain inoperative provisions	amending the Certificate of Incorporation
5.	To approve an amendment to the 2011 Employee Stock Purchase Plan	amending the 2011 Employee Stock Purchase Plan
The stockholders will also act on any other business that may properly come before the 2025 Annual Meeting or adjournments thereof.
The close of business on April 4, 2025 was the record date for determining the holders of shares of our Series A common stock ("common stock") entitled to notice of and to vote at the 2025 Annual Meeting and any postponement or adjournment thereof. A complete list of registered stockholders entitled to vote at the 2025 Annual Meeting will be available for inspection by stockholders during the entirety of the 2025 Annual Meeting at www.virtualshareholdermeeting.com/WBD2025. Further information about how to attend the 2025 Annual Meeting online, vote your shares before or during the 2025 Annual Meeting and submit questions online during the 2025 Annual Meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Tara L. Smith
Executive Vice President & Corporate Secretary
April 23, 2025

This proxy statement, our proxy card and our Annual Report on Form 10-K for the year ended December 31, 2024 were first made available to stockholders on or about April 23, 2025.
If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, INNISFREE M&A INCORPORATED, at 1 (877) 717-3922 (toll-free from the U.S. and Canada), or +1 (212) 750-5833 (from other locations).
To attend the virtual meeting, you will need to log in to www.virtualshareholdermeeting.com/WBD2025 using the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. Beneficial stockholders who do not have a 16-digit control number should follow the instructions provided by your broker, bank or other nominee prior to the meeting. Electronic entry to the meeting will begin at 9:45 a.m. ET.

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2025 PROXY STATEMENT	5

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Proxy Statement Summary
The Board of Directors (the "Board") of Warner Bros. Discovery, Inc. (the "Company," "we," "us," "our," "Warner Bros. Discovery" or "WBD") is furnishing this proxy statement and soliciting proxies in connection with the proposals to be voted on at the Warner Bros. Discovery 2025 Annual Meeting of Stockholders, or our 2025 Annual Meeting, and any postponements or adjournments thereof. This summary highlights certain information contained in this proxy statement but does not contain all of the information you should consider when voting your shares. Please read the entire proxy statement carefully before voting.
Proxy Voting Roadmap
The following proposals will be voted on at the 2025 Annual Meeting:

Proposal									For more information		Recommendation

Proposal One: Election of Directors
Thirteen director nominees will be voted on at the meeting, each to serve a one-year term. The Board and the Nominating and Corporate Governance Committee believe our nominees possess the skills, experience and qualifications to effectively monitor performance, provide oversight and support management’s execution of WBD’s strategy.
									See page 17		The Board of Directors recommends a vote "FOR" the election of each of the nominated directors.

Director Nominees

Samuel A. Di Piazza, Jr.	Richard W. Fisher	Paul A. Gould	Debra L. Lee	Joseph M. Levin	Anton J. Levy	Kenneth W. Lowe	Fazal F. Merchant	Anthony J. Noto	Paula A. Price	Daniel E. Sanchez	Geoffrey Y. Yang	David M. Zaslav

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has evaluated the performance of PricewaterhouseCoopers LLP ("PwC") and has re-appointed them as our independent registered public accounting firm for the fiscal year ending December 31, 2025. You are requested to ratify the Audit Committee’s appointment of PwC.
									See page 47		The Board of Directors recommends a vote "FOR" this proposal.

Proposal Three: Advisory Vote on 2024 Executive Compensation ("Say on Pay")
Stockholders are being asked to vote to approve, on a non-binding, advisory basis, our 2024 named executive officer compensation. The Board and the Compensation Committee believe our executive compensation program reflects our commitment to paying for performance.
									See page 98		The Board of Directors recommends a vote "FOR" this proposal.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Proposal	For more information	Recommendation

Proposal Four: Approve Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.
The Board has approved, and is submitting to stockholders for approval, the Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc. to enable the stockholders to call a special meeting of stockholders, eliminate certain inoperative provisions and add certain customary provisions.
	See page 99	The Board of Directors recommends a vote "FOR" this proposal.

Proposal Five: Approve Amendment to 2011 Employee Stock Purchase Plan
The Board has approved, and is submitting to stockholders for approval, an amendment to the 2011 Employee Stock Purchase Plan to provide 25 million additional shares to be used for future purchases by employees.
	See page 101	The Board of Directors recommends a vote "FOR" this proposal.

2025 PROXY STATEMENT	7

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Our Board Nominees
Our Board believes that it is essential that Board members represent diverse experiences and viewpoints and includes directors who bring a mix of fresh perspectives and deeper experience.
Details on our Board nominees are as follows (age and tenure information is shown as of June 2, 2025, the date of our 2025 Annual Meeting). Mr. Levy, who is not currently on the Board, has been nominated for election by our stockholders at the 2025 Annual Meeting - more information on Mr. Levy can be found in the section below titled "Nominees for Election."

AC	Audit Committee	CC	Compensation Committee	NCGC	Nominating and Corporate Governance Committee

Committee Chair	I	Independent	*
Tenure includes prior service on Discovery, Inc. Board of Directors

92% (12 of 13) Director Independence	4 years Average Tenure of Independent Directors

92% (11 of 12) of the Independent Directors joined WBD since 2022

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Stockholder Engagement and Board Responsiveness
Our Board values stockholder feedback and is committed to robust stockholder outreach. Stockholder feedback is conveyed to the full Board and respective committees of the Board and informs the Board and Board committees discussions and decisions.
Following our 2024 Annual Meeting of Stockholders ("2024 Annual Meeting"), we:

Offered engagement to stockholders representing 46% of outstanding shares	Engaged in substantive discussions with stockholders representing 36% of outstanding shares	Our independent directors participated in 100% of engagement meetings
Our independent Board Chair, Mr. Di Piazza, and our Compensation Committee Chair, Mr. Gould, led the engagement meetings along with representatives from our Investor Relations and Legal teams.

2025 PROXY STATEMENT	9

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
We received feedback on, and took action related to, our corporate governance approach and several aspects of our executive compensation program:

What We Heard	What We Did	Why It’s Impactful

■WBD should provide stockholders with the right to call Special Meetings
■The 10% threshold requested in the 2024 stockholder proposal is too low
■20% is a more appropriate threshold for WBD
■A one-year holding period would align this right with long-term stockholders' interests

■Submitted charter amendment for stockholder approval (see Proposal Four) to provide stockholders with the right to call Special Meetings
■Adopted, subject to stockholder approval of Proposal Four, a 20% threshold

■Responds directly to majority-approved stockholder proposal request
■20% threshold and one-year holding period in line with stockholder feedback received and viewed by the Board to appropriately align this right with the long-term stockholders as well as protect against the misuse of the right

■WBD should enhance pay-for-performance linkage of executive compensation ■Investors want incentives to be earned based on performance against preset goals
■CEO Annual Bonus: Transitioned away from guaranteed bonus to ensure outcomes are solely driven by Company performance against preset financial and strategic goals
■Other NEO Annual Bonus: Modified 2025 Incentive Compensation Program ("ICP") to emphasize objective and measurable performance with initial awards determined entirely by financial performance that may be modified up or down by individual or strategic performance achievements
■Adjusted ICP payout scale to better align with prevailing market practice
■Replaced Performance Pool utilized in prior years to recognize high-performing executives with a rigorous Individual Performance Multiplier that is only applied after assessment of performance versus financial goals

■Enhances alignment of annual incentive payouts with preset Company performance goals
■Ensures that payouts for other NEOs are based on individual performance and are contingent upon the achievement of rigorous, pre-determined corporate financial goals and assessment of performance versus rigorous preset individual goals

■WBD should enhance utilization of performance-based long-term incentives ■Investors want metrics to align with TSR/stock price
■Maintained CEO annual equity to consist 100% of Performance Restricted Stock Units ("PRSUs")
■Ensured a significant portion of annual equity awards were in the form of PRSUs for other NEOs
■Strengthened TSR modifier to have a greater impact on payouts and better align with prevailing market practice
■Ensures executives focus on Company performance against preset goals, with ultimate payouts based on stock price performance

■WBD should eliminate Supplemental Equity grants to NEOs	■Eliminated all NEO Supplemental Equity grants effective 2026	■Responds directly to feedback ■Aligns executive compensation program with peers

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Board Actions Explained
Stockholder Right to Call Special Meetings
Following the 2024 Annual Meeting, the Board and the Nominating and Corporate Governance Committee ("Nominating Committee") acknowledged that the vote outcome on the stockholder proposal requesting that we provide stockholders with the ability to call a special meeting represented a call to action. The Nominating Committee conducted an analysis of the prevalence of the right to call a special meeting at our immediate peer companies as well as at companies within the S&P 500 Index. The Nominating Committee also evaluated the proxy voting guidelines of our largest institutional investors to understand their disclosed perspectives. Based on this analysis, the Nominating Committee determined that proposing an amendment to our certificate of incorporation to permit stockholders to call a special meeting was the appropriate response to the stockholder proposal vote.
To inform what the appropriate ownership threshold should be, and prior to the Board approving the proposed amendment to our certificate of incorporation, our Independent Board Chair also sought direct stockholder feedback. During these discussions, the overwhelming feedback was that a 10% threshold was too low, with the most appropriate threshold being between 20% and 25% of outstanding shares. Stockholders also expressed their support for a one year holding period to appropriately protect the Company against the misuse of the Special Meeting right by special interest groups who may not have the same interests as long-term stockholders.
After evaluating the stockholder feedback received and supported by our comprehensive review of peer corporate governance practices, the Nominating Committee recommended, and the Board approved, a proposal to amend our certificate of incorporation to provide stockholders owning 20% of the stock for at least one-year with the ability to call a special meeting. See "Proposal Four — Approval of Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.", beginning on page 99 for additional information.
Executive Compensation Program Updates
Since the closing of the WarnerMedia Transaction in 2022, the Compensation Committee has been focused on ensuring that the evolution of our compensation program is aligned with the Company’s strategic goals, and has worked to reengineer compensation arrangements and programs that were put in place at or prior to the time of the closing of the WarnerMedia Transaction in 2022.
Since the 2024 “Say on Pay” vote, WBD and the Compensation Committee have:
■engaged in extensive stockholder outreach to elicit feedback (as outlined above),
■appointed new leadership within our People & Culture function, including a new leader for our total rewards team which develops and oversees executive compensation strategy from the management perspective,
■conducted a comprehensive review of practices at peer companies led by the Committee's independent compensation consultant, and
■continued the transformation of our compensation program with changes being implemented in 2024, 2025, and 2026.
While fulsome details on the updates are disclosed in the Compensation Discussion & Analysis (the "CD&A") section beginning on page 51, the key highlights enacted for each fiscal year are listed below:
2024: WBD's ICP was amended to introduce a strategic performance element for all employees to better align with the cash bonus program already in place for the CEO and CFO. In addition, the Committee increased the performance period for PRSUs awarded in 2024 to incorporate a two-year (vs. one-year) free cash flow ("FCF") performance goal for the NEOs (other than the CEO). The Compensation Committee believes a two-year performance period is appropriate in light of challenging macroeconomic conditions and the evolving media landscape, both of which are beyond the control of management and make a two-year performance period a more sustainable metric for our plan. These PRSUs are also subject to an additional three-year relative TSR modifier.

2025 PROXY STATEMENT	11

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
2025: The Compensation Committee designed a new executive compensation program, beginning in 2025, that it believes will more effectively align pay and performance (both Company performance and individual performance), is consistent with prevailing pay practices in our industry, incents our executives and employees to achieve the over-arching corporate financial objectives that are important to the success of the enterprise as well as the individual strategic objectives established for their own success and development, and rewards above-target performance and exceptional accomplishments.
For the 2025 ICP, the Compensation Committee also modified the payout scale to increase the level of performance required for a minimum payout and also increase the potential payout for "above target" performance to better align with market practice.
In addition, the Compensation Committee modified the scale for the Relative TSR modifier that will be applied to the PRSU awards made in 2025 to the NEOs (other than the CEO). In response to investor feedback, the Compensation Committee took action to strengthen the Relative TSR payout curve and adjusted the modifier between the 25th percentile and the 75th percentile to better align with market practice and to maintain the strong performance orientation of the Relative TSR Modifier.
2026: The Compensation Committee, with effect from 2026, also approved the elimination of the annual Supplemental PRSUs which were originally adopted in 2023.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Corporate Governance Highlights
The WBD Board represents and acts on behalf of WBD stockholders and is committed to sound corporate governance, as reflected through its policies and practices. The Board believes that strong corporate governance is essential to effective fulfillment of its oversight responsibilities and fiduciary duties. The Board has adopted Corporate Governance Guidelines, which provide a framework for effective governance of the Company. You can find a copy of our Corporate Governance Guidelines, along with the charters of the three standing Board committees, and our Amended and Restated Bylaws ("Bylaws") in the Investor Relations section of our corporate website at ir.wbd.com.
Some highlights of WBD’s corporate governance include:

Director and Committee Independence	■12 of 13 directors are independent ■Board committees - Audit, Compensation, Nominating and Corporate Governance - fully independent
Board Accountability and Leadership	■Annual election of directors effective this 2025 Annual Meeting ■Independent Board Chair ■Annual Board and Committee evaluation processes
Board Refreshment
■Balance of new and experienced directors, with tenure of independent directors, including our director nominee, averaging 4 years
■Added 10 new independent directors since 2022, with another independent director nominated for election at the 2025 Annual Meeting
■With Dr. Malone not standing for re-election and the nomination of Mr. Levy for election by our stockholders at the 2025 Annual Meeting, our board size will remain 13 directors following the 2025 Annual Meeting

Stockholder Rights
■Single class of common stock with one vote per share
■No stockholder rights plan or "poison pill"
■Supermajority provisions in Second Restated Certificate of Incorporation expire at 2025 Annual Meeting
■Stockholders will, subject to approval of Proposal Four, have the right to call a special meeting

Risk Mitigation
■Comprehensive Clawback policy for cash and equity incentives triggered by financial statement restatements resulting from fraud or intentional misconduct
■Robust stock ownership guidelines for Named Executive Officers and non-executive directors
■Insider Trading Policy covers directors, officers and all employees

2025 PROXY STATEMENT	13

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
2024 Executive Compensation
Compensation Philosophy
WBD's compensation philosophy is to pay for performance, encourage excellence, retain our high-performing executive talent across the blended organization and reward executives who deliver.

Our executive compensation programs are designed to implement our pay-for-performance compensation philosophy, as follows:
■Align Interests: ensure a strong alignment of the interests of our stockholders and employees;
■Pay for Performance: design incentives that are earned in line with short-term and long-term performance;
■Reward Competitively: pay competitively, across salary grades and geographies; and
■Attract and Retain World-Class Talent: retain high-performing individuals whose actions create long-term stockholder value.

Pay-For-Performance
The Compensation Committee (the "Committee") has designed the executive compensation program based on our compensation philosophy with a significant majority of target total direct compensation for each named executive officer (or "NEO" as defined in the "Compensation Discussion and Analysis" which begins on page 51) delivered in performance-based pay. The charts below for fiscal year 2024 demonstrate the balance between cash and equity compensation, and annual and long-term incentive awards, underscored by all pay elements other than base salary being at risk.
Total Target Compensation Pay Mix

CEO	Other NEOs

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Our Performance in 2024
About WBD
Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes a differentiated and comprehensive portfolio of content and products across television, film, streaming, interactive gaming, publishing, themed experiences, and consumer products through brands including: Discovery Channel, Max, CNN, DC Studios, TNT Sports, HBO, Food Network, TLC, TBS, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Games, Adult Swim, Turner Classic Movies, and others.
We are home to one of the largest collections of owned content in the world with assets and intellectual property across sports, news, lifestyle, and entertainment in most languages and regions of the globe. We create some of the best-in-class content using our renowned library, beloved franchises, and acclaimed creative expertise to serve our audiences and consumers. Our asset mix strongly positions us to execute our key strategies: grow our direct-to-consumer (“DTC”) business globally, enhance our Studios segment, and manage our linear networks for the best possible success in order to create long-term value for our stockholders.
As of December 31, 2024, we classified our operations in three reportable segments:
■Studios: Our Studios segment primarily consists of the production and release of feature films for initial exhibition in theaters, production and initial licensing of television programs to our networks/DTC services as well as third parties, distribution of our films and television programs to various third party and internal television and streaming services, distribution through the home entertainment market (physical and digital), related consumer products and themed experience licensing, and interactive gaming.
■Networks: Our Networks segment primarily consists of our domestic and international television networks.
■DTC: Our DTC segment primarily consists of our premium pay-TV and streaming services.
More information on our business is available in our Annual Report on Form 10-K for the year ended December 31, 2024 ("2024 Form 10-K") which accompanies this proxy statement.
2024 Performance Highlights
2024 was a year of significant transformation and evolution for WBD, highlighted by our December announcement to restructure the Company to improve strategic flexibility and unlock future stockholder value. Under the new corporate structure, WBD will operate two distinct divisions:
■Global Linear Networks: A premier linear television business that operates some of the most renowned networks with compelling news, sports, scripted and unscripted programming.
■Streaming & Studios: A globally scaled streaming platform and storied film and entertainment studios with a portfolio of some of the world’s most beloved intellectual property.
The new structure will enhance clarity and focus and create optionality to pursue further value creation opportunities for both divisions. This strategic shift followed significant stockholder engagement and a comprehensive review of our portfolio by the Board.
Despite ongoing industry-wide challenges, we made significant progress throughout the year, including:
■Reduced outstanding debt by approximately $4.4 billion during 2024, bringing us to a total of approximately $16.7 billion of outstanding debt repaid since the combination of Discovery, Inc. and the WarnerMedia business in 2022 (the "WarnerMedia Transaction");
■Recorded strong full-year Adjusted EBITDA of $677 million in our DTC segment, adding 19 million global subscribers primarily driven by our highly-successful international rollout of Max;

2025 PROXY STATEMENT	15

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
■Delivered numerous Studios hits, including:
■Dune: Part Two, WBD's top grossing movie of 2024, with over $700 million in the global box office, and
■The Penguin, which ranks as one of the top three most viewed original debut seasons on Max and represents the powerful potential for collaboration among DC Studios, Max and Warner Bros. Television.
■Continued to produce award-winning content at Warner Bros. Television, HBO and Warner Bros. Motion Picture Group, resulting in 16 primetime Emmy® Awards, as well as four Golden Globe® Awards and two Academy Awards®.
We also made significant announcements related to our Linear business in 2024, including:
■Multi-year renewal agreements with major pay-TV providers domestically, which will continue to generate overall affiliate rate increases while providing access to DTC apps and/or accommodate greater packaging flexibility in line with industry trends to support the longer-term health and sustainability of the linear ecosystem.
■Resolution of our negotiations with the NBA and entry into a far more efficient long-term relationship with the league for rights to NBA games in certain international markets as well as rights to NBA digital highlights globally for Bleacher Report. At the same time, through adjacent negotiations with ESPN, we will continue to produce the iconic Inside the NBA franchise and gain rights to certain Big XII football and basketball games.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Proposal One Election of Directors
The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" the election of the nominated directors.
Our Board of Directors
Our Board has general oversight responsibility for the Company’s affairs pursuant to the Delaware General Corporation Law and the Company’s Second Restated Certificate of Incorporation and Bylaws. In exercising its fiduciary duties, the Board represents and acts on behalf of the Company’s stockholders and is committed to strong corporate governance, as reflected through its policies and practices. The Board is deeply involved in the Company’s strategic planning process, leadership development, succession planning, and oversight of risk management.

2025 PROXY STATEMENT	17

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Skills and Experience Matrix
The WBD Board is comprised of highly skilled directors who bring a diverse range of skills and experiences to the Board's oversight role. The following table summarizes the key skills and experiences of each director nominee. Further details about each individual's experiences and qualifications are set forth in their individual biographies.

SKILLS AND EXPERIENCE

Public Company Executive Management Senior operational leaders of public companies provide valuable insights on corporate management and culture
Media/Entertainment/ Telecommunications Experts in our core industries provide a critical perspective of the evolving technologies, consumer behaviors and distribution models that shape our future

Strategic Transactions & Enterprise Transformation
Experience identifying, evaluating and executing strategic transactions and enterprise transformations enables effective oversight of our strategic plans and initiatives and expands opportunities to create stockholder value

Technology/Cybersecurity Technology experts ensure informed oversight of information storage, protection and confidentiality
Financial/Accounting Finance and accounting experience ensure oversight of financial reporting and capital allocation and capital structure decisions
Risk Management Risk management expertise drives effective oversight of comprehensive risk assessment and mitigation procedures
International/Global Business Operations Experts who understand international business dynamics enhance oversight of our global strategy
Legal and Regulatory Legal, governmental and regulatory experience helps assure effective navigation of a broad range of legal, regulatory and compliance matters
Outside Public Company Board Service Corporate governance fluency ensures stockholder and stakeholder interests inform Board decisions

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Nominees for Election
The WBD Board currently consists of 13 directors, all of whom have terms that expire at the 2025 Annual Meeting. In accordance with our Second Restated Certificate of Incorporation, the classified nature of the WBD Board will fully sunset, and at each annual meeting of stockholders beginning with the 2025 Annual Meeting, all directors will be elected to hold office for a term expiring at the following annual meeting of stockholders.
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of our incumbent directors, except for John C. Malone, who informed the Board that he would not seek re-election at the 2025 Annual Meeting, for re-election by our stockholders at the 2025 Annual Meeting for a one-year term that will expire at the 2026 Annual Meeting. In addition, the Board has nominated Anton J. Levy for election by our stockholders at the 2025 Annual Meeting for a one-year term that will expire at the 2026 Annual Meeting. If elected by stockholders, each director will hold office until the earliest to occur of their respective death, resignation, removal or disqualification or the election and qualification of their respective successors.
The 13 nominees for election are Samuel A. Di Piazza, Jr., Richard W. Fisher, Paul A. Gould, Debra L. Lee, Joseph M. Levin, Anton J. Levy, Kenneth W. Lowe, Fazal F. Merchant, Anthony J. Noto, Paula A. Price, Daniel E. Sanchez, Geoffrey Y. Yang and David M. Zaslav. Unless otherwise instructed on the proxy card, the persons named as proxies will vote the shares represented by each properly executed proxy "FOR" the election as directors of the persons named in this proxy statement as nominees. Each of the nominees has consented to serve if elected. However, if any of the persons nominated by the Board fails to stand for election, or declines to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board may recommend.
The tables below present information, including age, term of office, committee memberships, independence, professional highlights, qualifications, education, and other public company directorships held in the past five years, for each person nominated for election as a director at the 2025 Annual Meeting. Each nominee possesses skills and experience which makes him or her an important component of the Board as a whole. While consideration of the information presented below regarding each nominee’s specific experiences, qualifications, attributes and skills led our Board to the conclusion that he or she should serve as a director, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to WBD and our Board.

2025 PROXY STATEMENT	19

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Nominees for Election at 2025 Annual Meeting

Samuel A. Di Piazza, Jr. Independent Board Chair

Committee Memberships: ■Audit Committee Director Since: 2022 Age: 74 Education: ■University of Alabama, BS ■University of Houston, MS
Qualifications and Expertise Provided to Our Board
■Mr. Di Piazza brings significant executive management experience gained through leading PwC, a complex professional services organization with global business operations that serve clients around the world. Mr. Di Piazza provides an important perspective to our Board, as WBD serves audiences and consumers around the world.
■In his role at Citigroup, Mr. Di Piazza advised many of its largest global clients, overseeing significant financial transactions and strategies to manage and mitigate financial risks. His expertise in financial reporting, accounting, tax and risk management provides our Board with valuable insights as it oversees risk management at WBD.
■Mr. Di Piazza brings extensive knowledge of WBD’s industry from his board experience at several leading public telecommunications and media companies, including DirecTV and AT&T.
Professional Highlights
■Vice Chairman of Global Corporate and Investment Bank, Citigroup, a financial services and investment bank (2011 to 2014)
■Global CEO, PricewaterhouseCoopers International Limited, a global leader in audit, tax and advisory services (2002 until his retirement in 2009)
■Various leadership roles including Senior Partner, PricewaterhouseCoopers (PwC, formerly Coopers & Lybrand) (1973 to 2002)
Other Public Company Directorships:
■ProAssurance Corporation (since 2014)
Prior Public Company Directorships (past five years):
■Regions Financial Corporation (2016 to 2023)
■Jones Lang LaSalle Incorporated (2015 to 2023)
■AT&T, Inc. (2015 to 2022)

20

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Richard W. Fisher Independent Director

Committee Memberships: ■Compensation Committee ■Nominating and Corporate Governance Committee Director Since: 2022 Age: 76 Education: ■Harvard University, BA ■Stanford University, MBA
Qualifications and Expertise Provided to Our Board
■Mr. Fisher is an established expert and thought leader on complex economic issues, monetary policy, global markets and regulatory frameworks, which is a significant asset to our Board at a time when international expansion is a driver of the Company’s strategy. He contributes to the Board his deep understanding of macroeconomic and geopolitical trends, and associated evolution of financial and operational risks.
■Mr. Fisher is uniquely positioned to enhance the Board’s risk oversight having served as the chair of the Federal Reserve IT Oversight Committee for the 12 Federal Reserve Banks. He implemented the first system-wide Chief Information Officer oversight structure, which enabled him to gain a deep understanding of best practices for managing system-wide information technology architecture and cybersecurity risks.
Professional Highlights
■Senior Advisor to Jefferies, a leading full-service investment banking and capital markets firm (since 2024)
■Senior Advisory to Barclays Plc, a multinational financial services company (2015 to 2024)
■President and CEO of the Federal Reserve Bank of Dallas, one of the 12 Federal Reserve Banks in the U.S. (2005 to 2015)
■Vice Chairman and Managing Partner to Kissinger McLarty Associates, an international geopolitical consulting firm (2001 to 2005)
■Deputy U.S. Trade Representative, with rank of Ambassador at the Office of the United States Trade Representative, a division of the Executive Office of the President responsible for developing and coordinating U.S. international trade (1997 to 2001)
Other Public Company Directorships:
■Tenet Healthcare (since 2017)
Prior Public Company Directorships (past five years):
■Beneficient Company Group (2023 to March 2024)
■AT&T Inc. (2015 to 2021)
■PepsiCo, Inc. (2015 to 2021)

2025 PROXY STATEMENT	21

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Paul A. Gould Independent Director

Committee Memberships: ■Compensation Committee (Chair) ■Nominating and Corporate Governance Committee Director Since: 2008 Age: 79 Education: ■Farleigh Dickinson University, BA
Qualifications and Expertise Provided to Our Board
■Mr. Gould contributes extensive financial and risk management expertise gained from his service in the investment banking industry. There, he successfully managed the expansion of Allen & Company’s investment portfolio through comprehensive financial and risk management strategies, which experience strengthens Board oversight of WBD’s capital allocation strategy and international expansion initiatives.
■In addition to his track record of providing financial counsel on large-scale M&A transactions in the media and entertainment industries, his former service as a director of Discovery Holding Company (prior to its merger with Discovery, Inc.) provides Mr. Gould with valuable industry perspectives that are critical for effective Board oversight of the Company’s multi-faceted brands and operations.
Professional Highlights
■Executive Vice President and Managing Director of Allen & Company Incorporated, an investment banking services company (various roles since 1972)
■Member of Advisory Committee, International Monetary Fund (since 2006)
■Member of Board of Fellows and Business and Finance Committee, Weill Cornell Medical College (since 2011)
■Chair of Investment Committee, Wildlife Conservation Society (since 2017)
Other Public Company Directorships:
■Liberty Latin America, Ltd. (since 2017)
■Liberty Global Ltd. (since 2005)
Prior Public Company Directorships (past five years):
■Radius Global Infrastructure, Inc. (2020 to 2023)

22

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Debra L. Lee Independent Director

Committee Memberships: ■Compensation Committee Director Since: 2022 Age: 70 Education: ■Brown University, BA ■Harvard University, Kennedy School of Government, MA ■Harvard University School of Law, JD
Qualifications and Expertise Provided to Our Board
■As former CEO of BET Networks, Ms. Lee led the evolution of the organization’s innovative content strategies to appeal to changing consumer preferences and its transition into digital and multiplatform content offerings. Her depth of executive management, strategy, and risk management experience augments Board oversight of the dynamic operating environment the Company faces.
■Having founded organizations focused on gender and race equity and human rights, Ms. Lee provides valuable perspectives to WBD’s efforts to foster a high-performance culture and world-class talent programs.
■Her role as a media executive, combined with her public board experience at global consumer-facing brands, provides a crucial perspective to the Board.
Professional Highlights
■Chairman and CEO, BET Networks (2006 until her retirement in 2018)
■President and CEO, (2005 to 2006), President and Chief Operating Officer (1995-2005), and EVP and General Counsel (1986-1995), BET Networks
■Co-Founder and Partner, The Monarchs Collective, a management consulting firm (since 2020)
■Founder and Chair, Leading Women Defined Foundation, a nonprofit education and advocacy organization in Los Angeles, CA (since 2009)
Other Public Company Directorships:
■The Procter & Gamble Company (since 2020)
■Marriott International, Inc. (since 2004)
Prior Public Company Directorships (past five years):
■Burberry Group plc (2019 to 2024)
■AT&T Inc. (2019 to 2022)
■Twitter, Inc. (2016 to 2019)

2025 PROXY STATEMENT	23

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Joseph M. Levin Independent Director

Committee Memberships: ■Nominating and Corporate Governance Committee Director Since: February 2025 Age: 45 Education: ■University of Pennsylvania, BS, BAS
Qualifications and Expertise Provided to Our Board
■Mr. Levin brings over two decades of mergers and acquisitions, strategy and senior leadership experience to the Board, rooted in his successful career at IAC Inc. where he oversaw the constant evolution of the company. Mr. Levin’s extensive experience in navigating complex corporate transformations, both as a CEO and as a director, makes him an invaluable asset to the Board as WBD continues to evolve following the acquisition and integration of the WarnerMedia business.
■Mr. Levin’s deep background in digital and media commerce and demonstrated experience adapting to a changing digital landscape provides a crucial perspective during a time when the media and entertainment industries in which we operate continues to evolve.
Professional Highlights
■Executive Chairman (since 2025), CEO (2022 to 2024), Angi Inc., a leading platform for home services
■CEO (2015 to 2025), CEO of Search & Applications (2012 to 2015), multiple roles (2003 to 2012), IAC Inc., a media and internet holding company
■CEO of Mindspark Interactive Network (2009 to 2012)
Other Public Company Directorships:
■Angi Inc. (since 2017)
■MGM Resorts International (since 2020)
Prior Public Company Directorships (past five years):
■IAC Inc. (2015 to 2025)
■Vimeo, Inc., Chairman (2021 to 2023)
■Match Group, Inc. (2015 to 2022)

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Anton J. Levy New Independent Director Nominee

Committee Memberships: ■None Age: 50 New Independent Director Nominee Education: ■University of Virginia, BS ■Columbia University, MBA
Qualifications and Expertise Provided to Our Board
■Mr. Levy brings expertise in global technology investment and digital growth strategies and an exceptional track record of value creation, developed over a 27-year career at General Atlantic, culminating as Co-President & Global Head of Technology. At General Atlantic, he played a significant role in shaping the firm’s investment strategies and expanding its global presence, leading the firm’s investments in transformative technology companies such as Airbnb, Alibaba Group, Crowdstrike, Facebook, Klarna AB, Mercado Libre, Slack, Snapchat, Squarespace and Uber.
■Mr. Levy’s deep understanding of scaling digital businesses, navigating technological shifts, and driving global growth, combined with high-level committee experience at General Atlantic and public board service, strengthens the Board's capacity to oversee WBD’s digital strategy, technology investments, and long-term value creation in the evolving media landscape.
Professional Highlights
■Co-President, Managing Director, and Global Head of Technology, General Atlantic Service Co. LP, a leading global growth equity firm. (1998 to 2025)
■Director, Squarespace, Inc., a website building and hosting company (2014 to 2024)
Other Public Company Directorships:
■None
Prior Public Company Directorships (past five years):
■Squarespace, Inc. (2021 to 2024)

2025 PROXY STATEMENT	25

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Kenneth W. Lowe Independent Director

Committee Memberships: ■Audit Committee ■Compensation Committee Director Since: 2018 – 2022; 2023 Age: 75 Education: ■University of North Carolina at Chapel Hill, BA
Qualifications and Expertise Provided to Our Board
■Having previously served as CEO of Scripps Networks for over two decades, Mr. Lowe is a highly accomplished senior executive with a track record of building content and lifestyle brands as well as integrating and growing global media companies. His experience helps drive Board discussions around strategy and strengthens Board oversight of management’s execution.
■Mr. Lowe’s prior tenure on the Discovery board (2018 to 2022) during a period of transformation following the Scripps Networks acquisition provides the Board with a unique perspective as it navigates a period of transformation and growth following the WarnerMedia Transaction.
Professional Highlights
■Chairman, President and CEO, Scripps Networks Interactive, Inc. (2008 until the 2018 merger with Discovery, Inc.)
■President and CEO, The E.W. Scripps Company (2000 to 2008)
■Chairman, CEO and various other roles, Scripps Networks (1980 to 2000)
Other Public Company Directorships:
■None
Prior Public Company Directorships (past five years):
■None

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Fazal F. Merchant Independent Director

Committee Memberships: ■Audit Committee ■Nominating and Corporate Governance Committee Director Since: 2022 Age: 52 Education: ■University of Texas at Austin, BA ■Indiana University, MBA
Qualifications and Expertise Provided to Our Board
■Mr. Merchant’s expertise in financial reporting and controls, financial strategy and capital markets acquired by over three decades of corporate finance and investment banking experience, strengthens the Board’s oversight of the Company’s financial reporting and controls, strategy, and capital allocation. His previous and current experience as CFO of media and technology companies also provides a unique and important perspective.
■Further, Mr. Merchant’s technology and cybersecurity experience and industry-specific expertise, gained during his service at Tanium, Inc. and multiple other media and technology companies, enriches the Board’s oversight of technology and cybersecurity risks.
Professional Highlights
■President and CFO to Wiz, a cloud security company (since 2025)
■Senior Advisor, Sixth Street Partners, a global investment firm (since 2023)
■Co-CEO, Tanium, Inc. a subscription-based global cybersecurity and IT management company (2019 until his retirement in 2020) and COO & CFO (2017 to 2019)
■CFO, DreamWorks Animation SKG, an animation studio (2014 to 2016)
■Several executive roles including SVP Corporate Development, Corporate Treasurer, and CFO of Latin America, DirecTV (2012 to 2014)
Other Public Company Directorships:
■Ryman Hospitality Properties (since 2017)
Prior Public Company Directorships (past five years):
■Meritor, Inc. (2020 to 2022)

2025 PROXY STATEMENT	27

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Anthony J. Noto Independent Director

Committee Memberships: ■Nominating and Corporate Governance Committee Director Since: January 2025 Age: 57 Education: ■United States Military Academy, BS ■University of Pennsylvania, MBA
Qualifications and Expertise Provided to Our Board
■As CEO of SoFi Technologies, Inc., Mr. Noto led its transformation from a student loan refinancing startup into a diversified, comprehensive financial services platform, attracting more users and investors. Mr. Noto’s strategic leadership experience as CEO, CFO and COO provides a unique and necessary perspective to Board discussions as WBD competes in a crowded and complicated consumer-focused industry.
■Mr. Noto’s deep understanding of media, technology and internet industries, coupled with his demonstrated experience leading innovative technology companies in significant and strategic acquisitions, is instrumental in guiding our corporate strategy.
Professional Highlights
■CEO, SoFi Technologies, Inc., a large-cap digital financial services company (since 2018)
■Chief Operating Officer (2016 to 2017) and Chief Financial Officer (2014 to 2017), Twitter (now known as X), a leading digital / media information network
■Partner, Global TMT Investment Banking, Goldman Sachs, a multinational investment bank (2010 to 2014); Co-Head, Global TMT Investment Banking (2011 to 2014)
Other Public Company Directorships:
■SoFi Technologies, Inc. (since 2021)
■Franklin Resources, Inc. (since 2020)
Prior Public Company Directorships (past five years):
■None

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Paula A. Price Independent Director

Committee Memberships: ■Audit Committee (Chair) Director Since: 2022 Age: 63 Education: ■DePaul University, BS ■University of Chicago, MBA
Qualifications and Expertise Provided to Our Board
■Ms. Price’s broad finance, accounting, management, and strategy experience, acquired through more than 30 years in corporate financial leadership roles, including responsibility for leading Macy’s transformational growth strategy and guiding the company’s financial restructuring, enhances Board oversight of the Company’s consumer-focused strategy.
■In addition, Ms. Price’s extensive experience as a CFO of public companies operating global businesses in complex risk environments is particularly valuable to the Audit Committee’s oversight of internal controls over financial reporting and accounting.
Professional Highlights
■EVP and CFO, Macy’s, Inc., an omni-channel retail company (2018 to 2020)
■Senior Lecturer, Harvard Business School (2014 to 2018)
■EVP and CFO, Ahold USA, a US grocery retailer (2009 to 2014)
■SVP, Controller and Chief Accounting Officer, CVS Caremark, an integrated pharmacy services provider (2006 to 2009)
■Certified Public Accountant
Other Public Company Directorships:
■Mondelez International (since 2024)
■Bristol Myers Squibb (since 2020)
■Accenture plc (since 2014)
Prior Public Company Directorships (past five years):
■DaVita Inc. (2020 to 2022)
■Western Digital Corporation (2014 to 2019; 2020 to 2022)

2025 PROXY STATEMENT	29

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Daniel E. Sanchez Independent Director

Committee Memberships: ■Audit Committee Director Since: 2017-2022; 2024 Age: 62 Education: ■University of Hartford, BA ■Boston University School of Law, JD ■Temple University School of Law, LLM
Qualifications and Expertise Provided to Our Board
■Mr. Sanchez is a seasoned public company director in the media industry, having served on the boards of numerous content and distribution companies. He contributes to the Board deep insights on the unique challenges, evolving consumer preferences and strategic initiatives impacting our industry, which enhances Board oversight in assessing potential strategic and operational challenges the Company may face.
■Mr. Sanchez also brings to the Board legal, regulatory and tax expertise acquired through over 30 years of experience as an attorney, having represented a wide variety of business clients and advised on a broad range of issues within evolving tax and regulatory frameworks.
■Mr. Sanchez’s prior service on the Discovery board (2017 to 2022) also provides the Board with his unique perspective and institutional knowledge.
Professional Highlights:
■Private law practice, focused on tax planning and non-litigation areas (1990 until his retirement in 2021)
Other Public Company Directorships:
■Liberty Latin America Ltd. (since 2019)
■Liberty Global Ltd. (since 2022)
Prior Public Company Directorships (past five years):
■Lions Gate Entertainment Corp. (2018 to 2022)
Mr. Sanchez is the nephew of John C. Malone, who is currently a director and will become the Chair Emeritus as of the 2025 Annual Meeting.

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Geoffrey Y. Yang Independent Director

Committee Memberships: ■Compensation Committee Director Since: 2022 Age: 66 Education: ■Princeton University, BSE ■Stanford University, MBA
Qualifications and Expertise Provided to Our Board
■As a seasoned venture capital investor of cutting-edge transformative internet and media platforms, and data and network security solutions, Mr. Yang has provided strategic guidance to companies at all stages of a business lifecycle in the media and entertainment industries. Mr. Yang brings to the Board his knowledge of large-scale investments, capital markets, portfolio and risk management, and financial reporting. This enhances the Board’s oversight of WBD’s growth strategy and risk management by providing a perspective through the lens of an investor.
■As a co-founder of Redpoint Ventures, Mr. Yang gained extensive industry experience through his investments in media and entertainment companies. His service on the boards of several Redpoint portfolio companies and executive leadership roles enables him to provide valuable insights into consumer preferences and industry trends.
Professional Highlights
■Founding Partner, Managing Director, Redpoint Ventures, a global private equity and venture capital firm (since 1999)
■Founder, CEO and Director, Performance Health Sciences (d/b/a Apeiron Life), a health services business (since April 2018)
■Chair, United States Olympic and Paralympic Foundation, the philanthropic arm of the United States Olympic and Paralympic Committee (Chair since 2023; Vice Chair from 2017 to 2022; Director since 2013)
■Cofounder and CEO, The Odds, LLC, a seed stage company (since 2022)
■Cofounder, Director and former CEO, Sake Ono, LLC, a seed stage company (since 2022)
■General Partner with Institutional Venture Partners, a private equity investment firm (1987 to 1999)
Other Public Company Directorships:
■Franklin Resources, Inc. (since 2011)
Prior Public Company Directorships (past five years):
■AT&T Inc. (2016 to 2022)
■Liberty Media Acquisition Corporation (2021 to 2022)

2025 PROXY STATEMENT	31

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

David M. Zaslav President and Chief Executive Officer of Warner Bros. Discovery, Inc.

Committee Memberships: None Director Since: 2008 Age: 65 Education: ■Binghamton University, BS ■Boston University School of Law, JD
Qualifications and Expertise Provided to Our Board
■Mr. Zaslav’s deep operational and leadership experience in the media industry, highlighted by his vision and execution of the formation of WBD in 2022, is critical to the execution of the Company’s strategic plan to protect and create stockholder value.
■Mr. Zaslav’s ability to add insights as he sets WBD strategy and oversees WBD operations, informed by his experience leading the legacy Discovery business since 2006 and driving the organization’s strategic growth, operational efficiency and its pivot to direct-to-consumer, is a significant asset to our Board.
Professional Highlights
■President and CEO, Warner Bros. Discovery, Inc. (Since WarnerMedia Transaction closed on April 8, 2022)
■President and CEO, Discovery, Inc. (January 2007 until closing of WarnerMedia Transaction)
■President, Cable & Domestic Television and New Media Distribution of NBC Universal, Inc. ("NBC") (2006)
■EVP of NBC, and President of NBC Cable (1999 to May 2006)
Other Public Company Directorships:
■Grupo Televisa S.A.B. (since 2015)
■Sirius XM Holdings Inc. (since 2013)
Prior Public Company Directorship (past five years):
■Lions Gate Entertainment Corp. (2015 to 2021)

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Corporate Governance
Our corporate governance practices are established and monitored by our Board. Our Board regularly assesses our governance policies in light of legal requirements and governance best practices.
Corporate Governance Guidelines
Our corporate governance practices are embodied in a formal document that has been approved by our Board. The Warner Bros. Discovery, Inc. Corporate Governance Guidelines, or the Guidelines, are posted to the Investor Relations section of our corporate website at ir.wbd.com. These Guidelines, which provide a framework for the conduct of our Board’s business, provide that:

■our Board’s responsibility is to oversee the management of Warner Bros. Discovery and to help ensure that the interests of the stockholders are served;
■a majority of the members of our Board shall be independent directors;
■the independent directors meet at least twice a year in executive session;
■directors have access to senior management and, as necessary and appropriate, independent advisors;
■all directors are encouraged to participate in continuing director education on an ongoing basis; and
■our Board and its committees will conduct annual evaluation processes to determine whether they are functioning effectively.

Our Board periodically reviews the Guidelines and updates them as appropriate. Printed copies of our Guidelines are available to any stockholder upon request to the Corporate Secretary, at the address specified below under "Stockholder Communication with Directors."
Board Leadership Structure
Discovery, Inc. historically separated the roles of Chief Executive Officer ("CEO") and Board Chair in recognition of the differences between the two roles. In April of 2022, concurrent with the closing of the WarnerMedia Transaction and the related changes to our capital structure and Board composition, the WBD Board considered our Board leadership structure and whether the CEO and Board Chair roles should continue to be separated (as it had been prior to the WarnerMedia Transaction) or combined. The WBD Board noted that the CEO is responsible for setting WBD’s strategic direction, providing leadership and driving the performance of the Company, while the Board Chair provides guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the full Board. In light of the leadership experience and management expertise of Mr. Di Piazza and the dynamic leadership of David M. Zaslav, our CEO, our Board believes that this structure continues to be appropriate for Warner Bros. Discovery at this time.

2025 PROXY STATEMENT	33

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Independence
It is our policy that a majority of the members of our Board be independent. For a director to be deemed independent, a director must be independent as determined under Rule 5605(a)(2) of the Nasdaq Global Select Market Rules ("Nasdaq Rules") and, in the Board’s judgment, the director must not have a relationship with Warner Bros. Discovery that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board considered the relationships and affiliations of each director to determine his or her independence. Our Board has affirmatively determined that each director who served on the Board during 2024 and each director nominee, other than Mr. Zaslav, is independent under the Nasdaq Rules and the Guidelines. The Board has also determined that Anton J. Levy is independent under the Nasdaq Rules and the Guidelines. Our Board specifically considered the relationships and positions of certain directors or former directors with our large distributors, including Charter Communications, Inc., Liberty Global Ltd. and Liberty Broadband Corporation, and concluded that these relationships do not interfere with the directors’ independence.
The Nasdaq Rules impose additional requirements for members of key committees, requiring that, subject to specified exceptions,
■each member of a listed company’s audit, compensation and nominations committees must be independent;
■audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and
■compensation committee members must also satisfy the additional independence criteria set forth in Rule 5605(d)(2)(A) of the Nasdaq Rules.
In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board, or any other board committee: (1) accept any consulting, advisory, or other compensatory fee from the listed company, other than for board service; or (2) be an affiliated person of the listed company. In order to be considered independent for purposes of Rule 5605(d)(2)(A) of the Nasdaq Rules, a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board or any other board committee: (1) accept any consulting, advisory, or other compensatory fee from the listed company, other than for board service; or (2) be an affiliated person of the listed company.
In light of the Nasdaq Rules regarding committee service, our Board evaluated each current member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each member who served on such committees during 2024, as well as Mr. Levy, and determined that each individual would constitute an independent director pursuant to all applicable Nasdaq Rules and the Guidelines. In addition, each member of the Audit Committee and Mr. Levy also meets the additional standards for Audit Committee members established by the Securities and Exchange Commission ("SEC") in Rule 10A-3 of the Exchange Act, and each member of the Compensation Committee and Mr. Levy meets the additional standards in Rule 5605(d)(2)(A) of the Nasdaq Rules and also qualifies as a "Non-Employee Director" as defined in Rule 16b-3 of the Exchange Act.
Director Nomination Process
The Nominating and Corporate Governance Committee is responsible for recommending director nominees to the Board, including the slate of nominees to be proposed for election by stockholders at our annual meeting of stockholders, and for reviewing proposals for nominations from stockholders that are submitted in accordance with the procedures summarized below.
The Nominating and Corporate Governance Committee has the authority to employ a variety of methods for identifying and evaluating potential Board nominees. Candidates for vacancies on the Board may come to the attention of the committee through several different means, including recommendations from Board members, senior management, professional search firms, stockholder nominations and other sources.

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In considering whether to recommend any particular candidate as a nominee to the Board or for inclusion in the Board’s slate of director nominees, the Nominating and Corporate Governance Committee considers the candidate’s ability to meet the independence standards established by the Nasdaq Rules and also applies the criteria set forth in our Guidelines. The Nominating and Corporate Governance Committee does not assign specific weights to any particular criteria and no particular criterion is a prerequisite for each prospective nominee. Under our Guidelines, a nominee:

■should have a reputation for integrity, honesty and adherence to high ethical standards;
■should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;
■should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;
■should understand the sometimes-conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, regulatory authorities, creditors and the general public, and should act in the interests of all stockholders; and
■shall not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

The Guidelines also provide that directors shall be selected on the basis of talent and experience. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that Board members represent diverse viewpoints, experiences and skills. Experience in business, finance and government and in media, entertainment and other areas relevant to our industry and activities are also factors in the selection process.
The Nominating and Corporate Governance Committee considers all nominations submitted by stockholders that meet the eligibility requirements outlined in our Bylaws. As required by our Bylaws, stockholder nominations of candidates for election as directors must be submitted in writing to the Corporate Secretary, Warner Bros. Discovery, Inc., 230 Park Avenue South, New York, New York 10003, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. The deadline for stockholder nominations of candidates for election as directors at the 2025 Annual Meeting was March 5, 2025. We do not have any stockholder nominations of candidates for election as directors for the 2025 Annual Meeting. For information on what must be included in the written notice to nominate a candidate for election at the 2026 Annual Meeting, see "Submission of Stockholder Proposals for 2026 Annual Meeting" on page 116. Nominations submitted by stockholders for election to the Board will be evaluated by the Nominating and Corporate Governance Committee based on the criteria specified above and using the same process as a nominee recommended by the Board or management.
Chair Emeritus
Our Chair Emeritus is entitled to attend Board meetings in an advisory capacity, but does not vote on Board matters.
Dr. John C. Malone, who has served as a director since 2008, informed the Company that he would not be standing for re-election at the 2025 Annual Meeting. Dr. Malone’s pivotal role in the cable television industry since its inception has solidified his standing as one of the preeminent figures in the media and telecommunications industry. In recognition of Dr. Malone’s service to the Company and his continued interest in contributing to and supporting the Company with his counsel, the Board designated Dr. Malone as Chair Emeritus of the Board, effective following the 2025 Annual Meeting. As Chair Emeritus, Dr. Malone will continue to regularly attend Board meetings and provide strategic counsel and support to the Board and management, ensuring that our stockholders continue to benefit from his breadth of industry knowledge, sophisticated problem solving, and risk assessment skills.

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Evaluations of Board Performance
The Nominating and Corporate Governance Committee leads periodic evaluations of Board and committee performance. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. In December 2023, as a matter of good governance and in order to obtain an unbiased perspective on the effectiveness of the Board and each committee, the Nominating and Corporate Governance Committee engaged a third-party law firm to lead an in-depth, independent evaluation process. As part of that evaluation process, the third-party firm interviewed each member of the Board to identify opportunities to improve the impact and performance of the Board and each committee and reported the results of the evaluation to the Nominating and Corporate Governance Committee and the Board during the first quarter of 2024. Our Board Chair also led an evaluation of 2024 Board and committee performance during the first quarter of 2025.
The Board and its committees also periodically review our key governance documents, including the Bylaws, Guidelines and each standing committee charter, and recommend changes as necessary or desirable.
Transactions with Related Persons
Our current written policies and procedures for the review, approval or ratification of related person transactions and other conflict of interest matters are based on our Guidelines and our Code of Ethics, which apply to all directors, officers and employees of WBD. Among other things, our Guidelines provide that when a director has an actual or potential conflict of interest, the director should promptly inform the Chief Executive Officer, the Chief Legal Officer and the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, or another independent committee of the Board designated by the Board, will resolve any conflict of interest involving a director, the Chief Executive Officer or any other executive officer. No related person transaction may be effected by WBD without the approval of the Nominating and Corporate Governance Committee or another independent committee designated by the Board. For purposes of our Guidelines, a "related person transaction" refers to any transaction which WBD would be required to disclose pursuant to Item 404 of Regulation S-K.
In evaluating potential related person transactions, the Nominating and Corporate Governance Committee considers:

■the nature of the related person’s interest in the transaction;
■the approximate total dollar value of, and extent of the related person’s interest in, the transaction;
■whether the transaction would be undertaken in our ordinary course of business;
■whether the transaction is proposed to be entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party; and
■the purpose of, and potential benefits to the Company of, the transaction.

In the ordinary course of business during 2024, we were a party to certain business transactions with institutions affiliated with members of our Board. Management believes, and the Nominating and Corporate Governance Committee concurred, that the terms and conditions of the transactions were no more and no less favorable to us than the terms of similar transactions with unaffiliated institutions to which we are, or expect to be, a party. Those transactions that are required to be disclosed under rules promulgated by the SEC are described below.
We have a commercial business relationship with SoFi Technologies, Inc. (or its predecessor, Social Finance, Inc.) (“SoFi”), where Anthony J. Noto, a member of our Board, serves as chief executive officer. From time to time, SoFi purchases advertising on our platforms, on customary rates and terms. During 2024, we received approximately $20 million in revenue from SoFi.
We have a commercial business relationship with Angi, Inc. ("Angi"), where Joseph M. Levin, a member of our Board, served as chief executive officer for an interim period ending on April 30, 2024. From time to time, Angi purchases advertising on our platforms, on customary rates and terms. During the period in 2024 when Mr. Levin served as CEO of Angi, we received approximately $1.8 million in revenue from Angi.
We have a commercial business relationship with Wiz, Inc. ("Wiz"), where Fazal F. Merchant, a member of our Board, serves as president and chief financial officer effective as of January of 2025. From time to time, we purchase cybersecurity software as a service from Wiz, on customary rates and terms. During 2025, we anticipate paying approximately $2.3 million to Wiz.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
The daughter of David M. Zaslav, our CEO, was employed by us during 2024 as a producer for CNN. She has served in this position since 2019, prior to the closing of the WarnerMedia Transaction in 2022. Her total compensation in fiscal year 2024 exceeded the $120,000 reporting threshold. The compensation she received was consistent with the level and type of compensation provided to other employees in similar positions.
The daughter of Debra L. Lee, a member of our Board, was engaged by us during 2024 as a writer and producer for a television program produced by Warner Bros. Television. Her total compensation in fiscal year 2024 exceeded the $120,000 reporting threshold. The compensation she received was based on the Writers Guild of America fee scale and was consistent with the amount of compensation provided to other writers and producers in similar positions.
In 2024, we made payments to Steven Miron (who served on our Board through March 2024), and Robert Miron (an immediate family member of Steven Miron), in connection with litigation relating to the WarnerMedia Transaction. The lawsuit named certain of our former directors (including the Mirons) and Advance/Newhouse as defendants and generally alleged that the former directors and Advance/Newhouse breached their fiduciary duties in connection with the WarnerMedia Transaction (the “Stockholders Litigation”). The parties agreed to settle the Stockholders Litigation in July 2024. We paid the Mirons the combined sum of $25.0 million in satisfaction of potential claims for advancement and indemnification relating to the Stockholders Litigation.
Board Role in Risk Oversight
The Board has overall responsibility for overseeing risk management at WBD and has delegated functional oversight for certain risks to each of the three standing Board committees, as highlighted in the chart below. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed about such risks through committee reports and other presentations. Senior management is responsible for developing and implementing the Company’s financial and strategic plans and identifying, evaluating, managing, and mitigating the risks inherent in those plans. Our Board is responsible for overseeing those plans, the associated risks, and the steps that senior management is taking to manage and mitigate risks.
In order to assess key risks, challenges and opportunities, we maintain a customized enterprise risk management program, which considers financial, operational, regulatory, reputational, extended enterprise, strategic, technological and talent risks. The Audit Committee oversees this enterprise risk management program. Our Chief Audit and Risk Officer primarily leads the development and assessment of enterprise risk management processes and policies, including identifying, assessing and reporting on risks. Our Chief Audit and Risk Officer and other members of our senior management provide updates to the Audit Committee on the enterprise risk management program.

Board of Directors
■has an active role, as a whole and at the committee level, in overseeing risk management
■regularly discusses with senior management the Company's competitive positioning, long term strategic plans and key priorities
■oversees management succession planning

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
■financial reporting ■internal controls ■cybersecurity and information technology ■data privacy ■sustainability reporting and disclosures ■compliance and ethics	■incentive compensation plans ■CEO and other executive officer compensation ■other employee benefit and compensation arrangements	■corporate governance ■Board composition, independence and potential conflicts of interest ■CSR and sustainability initiatives and strategies ■director succession planning

2025 PROXY STATEMENT	37

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Board Oversight of Sustainability
The WBD Board provides oversight of sustainability initiatives and activities through the Nominating and Corporate Governance Committee and Audit Committee.
The Nominating and Corporate Governance Committee is responsible for overseeing and monitoring the Company’s strategy, policies, commitments, and initiatives with respect to sustainability and CSR matters. The Audit Committee reviews the Company’s compliance with sustainability reporting regulations and key public sustainability disclosures, as well as the adequacy and effectiveness of applicable internal reporting and controls related to such disclosures. The Audit Committee also oversees key finance-related initiatives related to sustainability. For more information on the different aspects of our policies, programs, and performance around the sustainability and corporate responsibility topics relevant to WBD, see our latest disclosures on our website.
Board Role in Human Capital Management
Our Board believes that effective talent development and human capital management are important to WBD’s continued success. Our Board is involved in leadership development and oversees succession planning. Our Board conducts at least one meeting each year at which the Board reviews the Company’s talent strategies, leadership pipeline and succession plans for key executive positions. Our Nominating and Corporate Governance Committee oversees the process of succession planning and our Compensation Committee implements programs to retain and motivate key talent.
Director Orientation and Continuing Education
WBD provides a robust director orientation program. This orientation program includes a thorough review of background material and meetings with senior management. The orientation allows new directors to become familiar with our business and strategic plans; significant financial matters; core values, including ethics, compliance programs and corporate governance practices; and other key policies and practices.
We encourage the participation of all Board members in continuing education programs, at the expense of the Company, that are relevant to the business and affairs of the Company and the fulfillment of the directors’ responsibilities as members of our Board and its committees.
Code of Ethics
We have a Code of Ethics (the "Code") that is applicable to all of our directors, officers and employees. Our Board reviews the Code regularly and most recently approved an updated Code in January 2023. The Code, and any amendments or waivers that would be required to be disclosed under SEC rules, are posted to the Investor Relations section of our corporate website at ir.wbd.com. Printed copies of the Code are also available without charge upon request to the Corporate Secretary at the address specified below under "Stockholder Communication with Directors."
Stockholder Communication with Directors
Warner Bros. Discovery’s stockholders may send communications to the Board or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Corporate Secretary, Warner Bros. Discovery, Inc., 230 Park Avenue South, New York, New York 10003 or by email to CorporateSecretary@wbd.com. Our Corporate Secretary receives and processes all communications and will refer relevant and appropriate communications to our Board Chair. Depending upon the nature of the concern, it may be referred to our Corporate Audit Department, Legal Department, Finance Department, or other appropriate departments. Our Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate, with advice and assistance from the Chief Legal Officer.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Board Meetings and Committees
Director Attendance at Board and Annual Meetings
Directors meet their responsibilities by preparing for and attending Board and committee meetings, and through communication with our Board Chair, our Chief Executive Officer and other members of management on matters affecting the Company. During 2024, our Board of Directors and its committees held 38 meetings. All incumbent directors who served on the Board during 2024 attended at least 90% of the scheduled Board meetings (held during the period for which they were a director) and meetings held by committees of which they were a member (held during the period for which they were a member). Our Board encourages all members to attend each annual meeting of stockholders. All directors who were members of the Board at the time of the 2024 Annual Meeting attended the 2024 Annual Meeting.
Board Committee Structure
Our Board has established three standing committees as of the record date: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each of these standing committees has a charter that is reviewed at least annually by that committee. Proposed changes to the charter of any of these committees are approved by the Board. Each Committee conducted a thorough review of its charter in 2024. The committee charters are available in the corporate governance section of our Investor Relations website at ir.wbd.com.
Information regarding membership in the standing committees as of the date of this proxy statement, the number of meetings held by each in 2024, the principal responsibilities of the standing committees, and other relevant information are described in the tables that follow. The Board, by resolution, may from time to time establish certain other committees of the Board, consisting of one or more of the directors of WBD. Any committee so established will have the powers delegated to it by resolution of the Board, subject to applicable law.

Audit Committee
CHAIR	MEMBERS				MEETINGS IN 2024: 7	REPORT The Audit Committee report appears on page 49 of this proxy statement.
Paula A. Price	Samuel A. Di Piazza, Jr.	Kenneth W. Lowe	Fazal F. Merchant	Daniel E. Sanchez

Primary Responsibilities
The Audit Committee is responsible for appointing or replacing our independent registered public accounting firm (the "audit firm.") The Audit Committee annually evaluates the performance of our audit firm, including the senior engagement team, and determines whether to reengage the current audit firm or consider other firms. The Audit Committee is involved in the selection of the lead engagement partner whenever a rotational change is required, normally every five years, or for any other reason. PwC has served as our audit firm since September 17, 2008.

2025 PROXY STATEMENT	39

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Factors considered by the Audit Committee in determining whether to retain the audit firm include:
■The audit firm’s capabilities to handle the breadth and complexity of our global operations;
■The audit firm’s technical expertise and knowledge of our industry and global operations;
■The quality and candor of the audit firm’s communications with the Audit Committee and management;
■The audit firm’s independence;
■The quality and efficiency of the services provided by the audit firm, including input from management on the audit firm’s performance, how effectively the audit firm demonstrated its independent judgment, objectivity and professional skepticism, and external data on the audit quality and performance including Public Company Accounting Oversight Board reports on the audit firm and its peers;
■The appropriateness of the audit firm’s fees; and
■The audit firm’s tenure as our independent auditor, including the benefits of the tenure, and the controls and processes in place (such as rotation of key partners) that help ensure the audit firm’s independence in the face of such tenure.
Additional Audit Committee responsibilities include:
■reviewing and approving in advance the scope of, and fees for, our annual audit and reviewing the results of our audits with our audit firm (see "Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm" for further information);
■reviewing and approving in advance the scope of, and the fees for, non-audit services of our audit firm (see "Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm" for further information);
■reviewing our audited financial statements with our management and audit firm and making recommendations regarding inclusion of such audited financial statements in certain of our public filings;
■overseeing the performance of services by our audit firm, including holding quarterly meetings to review the quarterly written communications of our audit firm; discussing with our audit firm issues regarding the ability of our audit firm to perform such services; obtaining, annually, a written report from our audit firm addressing internal controls; reviewing with our audit firm any audit-related problems or difficulties and the response of our management; and addressing other general oversight issues;
■reviewing compliance with, and the adequacy of, our existing major accounting and financial reporting policies;
■overseeing the implementation and maintenance of an internal audit function; periodically reviewing the results and findings of the internal audit function; and coordinating with management to ensure that the issues associated with such results and findings are addressed;
■reviewing and discussing our cybersecurity and information technology policies and risks and how we are identifying, assessing and mitigating such risks;
■reviewing and discussing our data privacy policies and compliance with data privacy legislation in the jurisdictions and countries where we do business;
■establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, and the confidential, anonymous submission by employees of concerns;
■reviewing and discussing any reports concerning material violations submitted by our internal attorneys or outside counsel;
■reviewing and overseeing compliance with, and establishing procedures for, the treatment of alleged violations of the Code; and
■reviewing our compliance with sustainability reporting regulations and key public sustainability disclosures, and the adequacy and effectiveness of applicable internal reporting and controls related to such disclosures.
Financial Expertise
The Board has determined that Paula A. Price, Samuel A. Di Piazza, Jr., Kenneth W. Lowe and Fazal F. Merchant each qualify as an "Audit Committee Financial Expert" as defined under SEC rules.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Compensation Committee
CHAIR	MEMBERS				MEETINGS IN 2024: 8	REPORT The Compensation Committee report appears on page 82 of this proxy statement.
Paul A. Gould	Richard W. Fisher	Debra L. Lee	Kenneth W. Lowe	Geoffrey Y. Yang

Primary Responsibilities
■determining our CEO’s compensation, including evaluating our CEO and reviewing and approving corporate goals and objectives relevant to our CEO’s compensation;
■reviewing and approving all forms of compensation to our named executive officers and other executive officers;
■reviewing and making recommendations to the Board on stock compensation arrangements for all employees;
■reviewing and making recommendations to the Board for compensation of non-employee directors for their service on the Board and its committees;
■overseeing the structure of employee benefit programs and other compensation programs;
■reviewing and discussing annually with management our "Compensation Discussion and Analysis," which is included beginning on page 51 of this proxy statement; and
■conducting an annual assessment of the independence of any outside advisor it chooses to retain.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee and no one who served on the Compensation Committee during 2024, is a current or former officer, or during 2024 was an employee, of Warner Bros. Discovery or any of its subsidiaries. None of WBD's executive officers serves or, during 2024, served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity whose executive officers served as one of our directors or a member of our Compensation Committee.

2025 PROXY STATEMENT	41

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Nominating and Corporate Governance Committee
CHAIR	MEMBERS					MEETINGS IN 2024: 10
John C. Malone	Richard W. Fisher	Paul A. Gould	Joseph M. Levin	Fazal F. Merchant	Anthony J. Noto

Dr. Malone currently serves as the Chair of the Nominating and Corporate Governance Committee, but he is not standing for re-election. Dr. Malone will continue to chair the Nominating and Corporate Governance Committee through the 2025 Annual Meeting. The Board will appoint a new chair following the 2025 Annual Meeting.
Primary Responsibilities
■overseeing corporate governance matters generally, including reviewing and recommending changes to our Guidelines, and the independence standards and qualifications for Board membership set forth in our Guidelines;
■overseeing the annual evaluation of the performance of our Board and each of its committees;
■identifying individuals qualified to be members of our Board and recommending Board nominees;
■reviewing and making recommendations concerning the independence of Board members;
■reviewing and approving related person transactions;
■reviewing the membership qualifications of Board members under our Guidelines;
■reviewing and making recommendations concerning membership on Board committees and on committee structure and responsibilities; and
■overseeing and monitoring the Company’s strategy, policies, commitments, and initiatives with respect to sustainability and CSR matters.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Compensation
The Compensation Committee reviews compensation for our non-employee directors and recommends any changes to such compensation to the full Board for approval. The components of our non-employee director compensation are cash fees and equity awards. The Board believes that appropriate compensation levels help attract and retain superior candidates for Board service and that director compensation should be weighted toward equity-based compensation to enhance alignment with the interests of our stockholders. Employee directors do not receive any compensation for their Board service. Currently, Mr. Zaslav is the only director who is also a Company employee.
2024 Director Compensation Program
The following tables show the cash and equity compensation that was in effect in 2024.

Board Service Compensation
Annual Cash Retainer
Board Chair	$300,000
Board Member	$125,000
Annual Equity Grant (Restricted Stock Units)
Board Chair	$220,000
Board Member	$220,000

Committee Service Compensation
Annual Cash Retainer
Audit Committee Chair	$40,000
Audit Committee Member	$20,000
Compensation Committee Chair	$35,000
Compensation Committee Member	$20,000
Nominating and Corporate Governance Committee Chair	$25,000
Nominating and Corporate Governance Committee Member	$10,000
Changes to Director Compensation Program for 2025
In December 2024, after reviewing non-employee director compensation at our peer group companies and in consultation with its independent compensation consultant, the Compensation Committee recommended, and the Board subsequently approved, changes to the director compensation program for 2025 to reduce the annual cash retainers for Board service by $20,000 and to increase the amount of the annual equity grant by $20,000. This change was made to further align our director compensation program with stockholder interests. No changes were made to the retainers for Committee service. The new Board service retainers are set forth below.

2025 Board Service Compensation (adopted December 2024)
Annual Cash Retainer
Board Chair	$280,000
Board Member	$105,000
Annual Equity Grant (Restricted Stock Units)
Board Chair	$240,000
Board Member	$240,000

2025 PROXY STATEMENT	43

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Cash Compensation
Cash compensation for non-employee directors consists solely of the annual cash retainers described above. Annual cash retainers are paid in quarterly installments. The cash retainer paid to non-employee directors who are elected or appointed mid-year is prorated based on the quarter in which they join the Board or applicable committee.
Non-employee directors may elect to receive shares of our common stock in lieu of their cash retainer (or any portion thereof). If a director so elects, such shares of common stock are issued each quarter at the same time such cash retainer would have been paid. The number of shares of common stock received in lieu of cash is calculated by dividing the dollar amount of the applicable cash retainer by the closing price of our common stock on the date of issuance. In 2024, no director made this election.
Equity Compensation
Non-employee directors receive stock-based compensation under our 2005 Non-Employee Director Incentive Plan (the "Director Incentive Plan") as it may be amended from time to time. Our Board determined for 2024 that the equity grants to directors should consist solely of restricted stock units ("RSUs") of common stock. Annual equity grants for 2024 were made on June 5, 2024. Equity awards for directors who are elected or appointed after the most recent annual stockholders’ meeting are prorated based on when they join the Board. The number of RSUs is calculated by dividing the dollar amount of the grant by the closing price of our common stock on the last business day prior to the grant date. Our Board has implemented a cap of $750,000 on individual director annual equity award grant date value. RSUs granted in 2024 will vest 100% on the earlier of the one-year anniversary of the grant date and the date of the 2025 Annual Meeting, assuming continued service to such date of vesting. The RSUs granted to our directors do not include the right to receive cash dividends.
Deferred Compensation
The Company maintains the Warner Bros. Discovery, Inc. Non-Employee Directors Deferral Plan (the "Deferral Plan"), a non-qualified deferred compensation plan, which allows each non-employee director to elect to defer up to 100% of his or her cash compensation with respect to a specific calendar year in which the non-employee director will receive such compensation (the "Plan Year"). In addition, under the Director Incentive Plan, each non-employee director may elect to defer up to 100% of his or her equity compensation with respect to the Plan Year. Any such election must be made by the non-employee director prior to the beginning of the Plan Year by executing a deferral agreement specifying the time and form of payment for amounts deferred for such Plan Year. The deferral agreement becomes irrevocable at the end of the period preceding the Plan Year. Non-employee directors who elect to defer any portion of their cash compensation have the ability to invest such deferred amounts by selecting from a range of investment crediting options available under the Deferral Plan, including an option to invest in notional shares of WBD stock which settle in shares of stock at distribution. Messrs. Di Piazza, Gould and Newhouse elected to defer receipt of their respective cash retainers payable to them during 2024. Messrs. Di Piazza and Newhouse elected to invest their respective deferred cash retainers in notional shares of WBD stock. Messrs. Di Piazza, Gould and Malone and Ms. Price elected to defer the settlement of their respective annual RSU grants made in 2024.
Other Director Compensation Matters
We do not have any pension or retirement plans for our non-employee directors. Non-employee directors are reimbursed for out-of-pocket costs for attending each meeting of the Board or any Board committee of which they are a member, including airfare, whether by commercial or private aircraft. Under the Guidelines, the Company encourages the participation of all directors in continuing education programs, at the Company’s expense, that are relevant to the business and affairs of the Company and the fulfillment of the directors’ responsibilities as members of the Board and its committees.

44

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
The Company provides a charitable contribution matching program through which we match contributions made by our non-employee directors to eligible charitable organizations up to a maximum of $20,000 for each director per fiscal year. In order to be matched, the contribution must be tax-deductible by the Company. The program is designed to match contributions to educational, arts and cultural institutions that have been approved by the Internal Revenue Service as tax-exempt institutions to which contributions are deductible for federal income tax purposes. Certain types of contributions and institutions would not be eligible for matching, such as tuition payments, contributions made to family foundations or other charitable foundations or organizations that are affiliated with a non-employee director, or membership or alumni association dues. Matching contributions under this program are included below in the 2024 Director Compensation Tables under the "All Other Compensation" column.
Board of Directors Stock Ownership Policy
Our Board maintains a stock ownership policy that requires each director to hold a specified amount of our stock, calculated as a multiple of five times the then-current annual cash retainer for Board service, exclusive of any additional retainer with respect to committee or other service. Each director is required to reach the stock holding target within five years after joining the Board. Our Board determined that any shares of our stock beneficially owned by the director, as well as unvested awards of RSUs and deferred stock awards, but not shares underlying stock options, would be counted for purposes of meeting the stock holding target. Once a director meets the target, the director is expected to maintain holdings at the target for as long as he or she remains a Board member. Our Board may take any appropriate action to support the intent of the policy, including requiring a director to retain a percentage of shares pursuant to stock option exercises or vesting events in future years. All directors serving on the Board at December 31, 2024 had reached and maintained the stock holding target or were on track to do so.

2025 PROXY STATEMENT	45

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
2024 Director Compensation Tables
The following tables summarize the compensation provided to all persons who served as non-employee directors during 2024.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		All Other Compensation ($)		Total ($)
L. Chen	135,000		221,610		51,616	(5)	408,226
S. Di Piazza	320,000	(3)	221,618	(4)	—		541,618
R. Fisher	155,000		221,610		36,030	(6)	412,640
P. Gould	170,000		221,610		—		391,610
D. Lee	145,000		221,610		55,848	(7)	422,458
K. Lowe	165,000		221,610		27,551	(8)	414,161
J. Malone	150,000		221,610		—		371,610
F. Merchant	155,000		221,610		80,514	(9)	457,124
S. Miron	36,250	(2)	—		—		36,250
S. Newhouse	33,750	(2) (3)	—		—		33,750
P. Price	165,000		221,610		63,988	(10)	450,598
D. Sanchez	31,250	(2)	163,200		—		194,450
G. Yang	145,000		221,610		27,586	(11)	394,196
(1)The aggregate grant date fair value of the RSU awards made to non-employee directors in 2024 was $2,379,300, as calculated in accordance with FASB ASC Topic 718. At December 31, 2024, the non-employee directors held unvested RSUs as follows:

Name	Unvested RSUs
L. Chen	26,700
S. Di Piazza	26,700
R. Fisher	26,700
P. Gould	26,700
D. Lee	26,700
K. Lowe	26,700
J. Malone	26,700
F. Merchant	26,700
P. Price	26,700
D. Sanchez	20,000
G. Yang	26,700
(2)Partial year. Messrs. Miron and Newhouse retired from the Board effective March 29, 2024. Mr. Sanchez joined the Board effective October 1, 2024.
(3)Elected to defer 100% of cash retainer payments for 2024 and invest such amounts in notional shares of WBD stock under the Deferral Plan, which will result in distribution to each such director at the time of settlement of the following number of WBD shares: 37,098 for Mr. Di Piazza and 3,866 for Mr. Newhouse.
(4)Includes $8.25 which reflects the amount by which the aggregate value of notional shares received in lieu of cash retainer was higher than the aggregate amount of the cash retainer foregone by Mr. Di Piazza.
(5)In 2024, the Company was a media partner to the 2024 Paris Olympic Games (the "Games") and invited the members of the WBD board to attend the Games to help host key WBD business partners and clients and enhance those business relationships. Non-employee directors who attended the Games had the option to bring a guest whose flights and other expenses were paid for by the Company (the "Olympics Hospitality Program"). Includes $24,130 for the Olympics Hospitality Program and $27,486 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.
(6)Includes $19,456 for the Olympics Hospitality Program, $11,574 for reimbursement of tax liabilities associated with the Olympics Hospitality Program and $5,000 for a matching charitable contribution made by the Company on behalf of Mr. Fisher.
(7)Includes $30,716 for the Olympics Hospitality Program and $25,132 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.
(8)Includes $19,206 for the Olympics Hospitality Program and $8,345 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.
(9)Includes $46,819 for the Olympics Hospitality Program for two guests and $33,695 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.
(10)Includes $20,511 for the Olympics Hospitality Program, $23,362 for reimbursement tax of liabilities associated with the Olympics Hospitality Program and $20,000 for a matching charitable contribution made by the Company on behalf of Ms. Price.
(11)Includes $15,172 for the Olympics Hospitality Program and $12,414 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Audit Matters

Proposal Two Ratification of Appointment of Independent Registered Public Accounting Firm

The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" the ratification of the appointment of PwC as Warner Bros. Discovery’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

As provided in its charter, the Audit Committee appoints our independent registered public accounting firm, reviews the scope of the annual audit and pre-approves all audit and non-audit services permitted under applicable law to be performed by the independent registered public accounting firm. The Audit Committee has evaluated the performance of PwC and has re-appointed them as our independent registered public accounting firm for the 2025 fiscal year. You are requested to ratify the Audit Committee’s appointment of PwC. Representatives of PwC are expected to attend the virtual 2025 Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders present at the meeting. Unless stockholders specify otherwise in their proxy, proxies solicited by the Board will be voted by the proxy holders at the 2025 Annual Meeting to ratify the appointment of PwC as our independent registered public accounting firm for the 2025 fiscal year. The affirmative vote of a majority of the outstanding shares of common stock present virtually or represented by proxy at the meeting and entitled to vote at the 2025 Annual Meeting on this proposal is required for ratification.
Even if the selection of PwC is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change would be in the best interests of the Company and its stockholders. In the event WBD stockholders fail to ratify the appointment of PwC, the Audit Committee will take this into consideration regarding the selection of another independent registered public accounting firm.

2025 PROXY STATEMENT	47

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Audit Firm Fees and Services

	2024	2023
Audit fees(1)	$26,231,000	$27,025,000
Audit related fees(2)	85,730	175,000
Tax fees(3)	1,020,500	3,757,000
All other fees(4)	7,725	40,000
Total fees	$27,344,955	$30,997,000
(1)Audit fees include fees for the audit of the consolidated financial statements of Warner Bros. Discovery and statutory audits for certain of Warner Bros. Discovery’s foreign subsidiaries and joint ventures as well as fees for services provided in connection with securities and debt offerings.
(2)Audit-related fees include attest services not required by statute or regulation.
(3)Tax fees consist of tax compliance, transfer pricing and other tax consulting services. Tax compliance services relate to preparation or review of tax returns, including corporate income tax, indirect tax, withholding tax, payroll tax and expatriate and individual tax services. Transfer pricing services relate to advice and assistance with respect to transfer pricing matters, including the preparation of reports used to comply with taxing authority documentation requirements. Other tax consulting services relate to tax planning, assistance with tax audit defense, and tax advice related to acquisitions and structure.
(4)Other fees consist of training sessions and certain membership fees for accounting and industry reference materials.
The Audit Committee has considered whether the provision of services by PwC to WBD, other than auditing, is compatible with PwC maintaining its independence and believes that the provision of such other services is compatible with PwC maintaining its independence.
Audit Committee Pre-Approval Procedures
The Audit Committee has procedures for the pre-approval of all audit and permissible non-audit services provided by WBD’s independent registered public accounting firm. In accordance with its procedures, the Audit Committee has approved the engagement of WBD's independent registered public accounting firm to provide the following services (all of which are collectively referred to as "pre-approved services"):
■audit services, including (i) financial audits of WBD and its subsidiaries and (ii) services associated with WBD’s periodic reports, registration statements and other documents filed or issued in connection with securities offerings (including comfort letters and consents);
■audit-related services, including (i) due diligence services, (ii) financial audits of employee benefit plans, (iii) attestation services not required by statute or regulation, (iv) attestation and other services relating to reporting under the Corporate Sustainability Reporting Directive ("CSRD"), (v) certain audits incremental to the audit of WBD’s consolidated financial statements; (vi) closing balance sheet audits related to dispositions; and (vii) consultations with management as to accounting or reporting of transactions; and
■tax services, including federal, state, local and international tax planning, compliance and review services and tax due diligence and advice regarding mergers and acquisitions.
Any engagement of WBD’s independent registered public accounting firm for services other than the pre-approved services requires the specific approval of the Audit Committee. In 2024, the Audit Committee delegated authority to the Chair of the Audit Committee to approve up to $250,000 of audit, audit-related, tax or permitted non-audit services per transaction, subject to the subsequent disclosure to the entire Audit Committee of the granting of any such approval. All audit, audit-related tax and permitted non-audit services provided by PwC in 2024 were approved by the Audit Committee or its Chair.
WBD prohibits the engagement of its independent registered public accounting firm to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

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Audit Committee Report
Each member of the Audit Committee is an independent director as determined by the Board, based on the Nasdaq Rules and the criteria of director independence adopted by the Board. Each member of the Audit Committee also satisfies the SEC’s independence requirements for members of audit committees.
The Audit Committee reviews WBD’s financial reporting process on behalf of the Board. A description of the responsibilities of the Audit Committee is set forth above under the caption "Corporate Governance—Board Committee Structure—Audit Committee."
PwC, WBD’s registered public accounting firm for 2024, is responsible for expressing opinions on the conformity of WBD’s audited consolidated financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed with management and PwC WBD’s most recent audited consolidated financial statements. The Audit Committee has also discussed with PwC various communications that the Company’s registered public accounting firm is required to provide to the Audit Committee, including matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.
The Audit Committee has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB and the SEC and has discussed with PwC their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in WBD’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 27, 2025 with the SEC.
This report is respectfully submitted by the members of the Audit Committee of the Board.
Paula A. Price, Chair
Samuel A. Di Piazza, Jr.
Kenneth W. Lowe
Fazal F. Merchant
Daniel E. Sanchez

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Executive Compensation
Letter from the Compensation Committee
Dear Fellow Stockholders,
Since the creation of Warner Bros. Discovery, the Compensation Committee (the "Committee") has strived to develop a world-class executive compensation program that is focused on rewarding executives fairly for actions that create long-term stockholder value. As part of this commitment, the Committee and the Board continue to value stockholder feedback and perspectives, which are used to inform our discussions and ultimately the decisions we take as we continue to evolve our compensation structure and program.
In our conversations with stockholders, several of you have indicated an appreciation for the existence of several compensation arrangements and contractual obligations in place at the time of the WarnerMedia Transaction, and conveyed an understanding that re-orienting our compensation structures is a multi-year endeavor for the Committee.
As outlined in the Compensation Discussion and Analysis (“CD&A”) below, we have disclosed the several actions the Committee has taken in line with stockholder feedback, our commitment to adopt the best-in-class practices, and our compensation philosophy.
We appreciate the support vocalized for our executive compensation philosophy even as stockholders pointed out aspects they believed we could improve, and the candid discussions as we presented our perspectives on these calls. We remain committed to engagement, appreciate the support since 2022, and look forward to a continued dialogue with you.
Sincerely,
Paul A. Gould, Chair
Richard W. Fisher
Debra L. Lee
Kenneth W. Lowe
Geoffrey Y. Yang

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Compensation Discussion and Analysis
This Compensation Discussion and Analysis ("CD&A") analyzes and discusses our executive compensation programs and provides information about the compensation we paid to our CEO, Chief Financial Officer ("CFO"), and the three other most highly compensated executive officers who were serving as executive officers at fiscal year-end (December 31, 2024) (collectively with the CEO and CFO, the "Named Executive Officers" or "NEOs"). The Compensation Committee (referred to in this CD&A as the "Committee") of the Board oversees all aspects of NEO compensation.
Our NEOs for 2024 are:

David M. Zaslav President and Chief Executive Officer	Gunnar Wiedenfels Chief Financial Officer	Bruce L. Campbell Chief Revenue and Strategy Officer	Jean-Briac Perrette President and CEO, Global Streaming and Games	Gerhard Zeiler President, International
Compensation Philosophy and Practices
Compensation Philosophy
Our compensation philosophy is to pay for performance, encourage excellence, retain our high-performing executive talent across the blended organization and reward executives who deliver.

Our executive compensation programs are designed to implement our pay-for-performance compensation philosophy, as follows:
■Align Interests: ensure a strong alignment of the interests of our stockholders and employees;
■Pay for Performance: design incentives that are earned in line with short-term and long-term performance;
■Reward Competitively: pay competitively, across salary grades and geographies; and
■Attract and Retain World-Class Talent: retain high-performing individuals whose actions create long-term stockholder value.

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NEO Target Compensation Mix
Our Compensation Committee has designed the executive compensation program based on our compensation philosophy with a significant majority of target total direct compensation for each NEO delivered in performance-based pay. The charts below for fiscal year 2024 demonstrate the balance between cash and equity compensation, and annual and long-term incentive awards, underscored by all pay elements other than base salary being at risk.

CEO Target Compensation Mix	Other NEOs Target Compensation Mix
Stockholder Engagement and Board Responsiveness
Our Board values stockholder feedback and is committed to robust stockholder outreach. Stockholder feedback is conveyed to the full Board and respective committees of the Board and informs the Board and Board committees discussions and decisions.
Following our 2024 Annual Meeting, we:

Offered engagement to stockholders representing 46% of outstanding shares	Engaged in substantive discussions with stockholders representing 36% of outstanding shares	Our independent directors participated in 100% of engagement meetings
Our independent Board Chair, Mr. Di Piazza, and our Compensation Committee Chair, Mr. Gould, led the engagement meetings along with representatives from our Investor Relations and Legal teams.

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We received feedback on, and took action related to, several aspects of our executive compensation program:

What We Heard	What We Did	Why It’s Impactful

■WBD should enhance pay-for-performance linkage of executive compensation ■Investors want incentives to be earned based on performance against preset goals
■CEO Annual Bonus: Transitioned away from guaranteed bonus to ensure outcomes are solely driven by Company performance against preset financial and strategic goals
■Other NEO Annual Bonus: Modified 2025 Incentive Compensation Program ("ICP") to emphasize objective and measurable performance with initial awards determined entirely by financial performance that may be modified up or down by individual or strategic performance achievements
■Adjusted ICP payout scale to better align with prevailing market practice
■Replaced Performance Pool utilized in prior years to recognize high-performing executives with a rigorous Individual Performance Multiplier that is only applied after assessment of performance versus financial goals

■Enhances alignment of annual incentive payouts with preset Company performance goals
■Ensures that payouts for other NEOs are based on individual performance and are contingent upon the achievement of rigorous, pre-determined corporate financial goals and assessment of performance versus rigorous preset individual goals

■WBD should enhance utilization of performance-based long-term incentives ■Investors want metrics to align with TSR/stock price
■Maintained CEO annual equity to consist 100% of PRSUs
■Ensured a significant portion of annual equity awards were in the form of PRSUs for other NEOs
■Strengthened TSR modifier to have a greater impact on payouts and better align with prevailing market practice
■Ensures executives focus on Company performance against preset goals, with ultimate payouts based on stock price performance

■WBD should eliminate Supplemental Equity grants to NEOs	■Eliminated all NEO Supplemental Equity grants effective 2026	■Responds directly to feedback ■Aligns executive compensation program with peers
Executive Compensation Program Updates
Since the closing of the WarnerMedia Transaction in 2022, the Committee has been focused on ensuring that the evolution of our compensation program is aligned with the Company’s strategic goals, and has worked to reengineer compensation arrangements and programs that were put in place at or prior to the time of the closing of the WarnerMedia Transaction in 2022.
Since the 2024 “Say on Pay” vote, WBD and the Committee have:
■engaged in extensive stockholder outreach to elicit feedback (as outlined above),
■appointed new leadership within our People & Culture function, including a new leader for our total rewards team which develops and oversees executive compensation strategy from the management perspective,

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■conducted a comprehensive review of practices at peer companies led by the Committee's independent compensation consultant, and
■continued the transformation of our compensation program with changes being implemented in 2024, 2025, and 2026.
2024: WBD's Incentive Compensation Program ("ICP") was amended to introduce a strategic performance element for all employees to better align with the cash bonus program already in place for the CEO and CFO. Cash bonuses for NEOs who participated in the ICP in 2024 were calculated as follows:

Base Salary	X	NEO’s Individual Target Bonus Percentage	X	ICP Payout Percentage (70% financial/ 30% strategic goals)	+	Performance Pool Allocation (if applicable)	=	Cash Bonus Award paid to NEO
In addition, the Committee increased the performance period for PRSUs awarded in 2024 to incorporate a two-year (vs. one-year) free cash flow ("FCF") performance goal for the NEOs (other than the CEO). The Committee believes a two-year performance period is appropriate in light of challenging macroeconomic conditions and the evolving media landscape, both of which are beyond the control of management and make a two-year performance period a more sustainable metric for our plan. These PRSUs are also subject to an additional three-year relative TSR modifier.
2025: The Committee designed a new executive compensation program, beginning in 2025, that it believes will more effectively align pay and performance (both Company performance and individual performance), is consistent with prevailing pay practices in our industry, incents our executives and employees to achieve the over-arching corporate financial objectives that are important to the success of the enterprise as well as the individual strategic objectives established for their own success and development, and rewards above-target performance and exceptional accomplishments. Annual cash bonuses for NEOs who participate in the ICP in 2025 will be calculated as follows:

Base Salary	X	NEO’s Individual Target Bonus Percentage	X	ICP Payout Percentage (100% financial goals)	X	Individual Performance Multiplier	=	Cash Bonus Award paid to NEO
For the 2025 ICP, the Committee modified the payout scale to increase the level of performance required for a minimum payout and also increase the potential payout for "above target" performance to better align with market practice.
The Committee also modified the scale for the Relative TSR modifier that will be applied to the PRSU awards made in 2025 to the NEOs (other than the CEO). In response to investor feedback, the Committee took action to strengthen the Relative TSR payout curve and adjusted the modifier between the 25th percentile and the 75th percentile to better align with market practice and to maintain the strong performance orientation of the Relative TSR Modifier.

2024-2026 Relative TSR Modifier		2025-2027 Relative TSR Modifier
Percentile 100% 75% 50% 25% 0%	Modifier 150% 110% 100% 90% 50%	Percentile 100% 75% 50% 25% 0%	Modifier 135% 125% 100% 75% 65%
2026: The Committee, with effect from 2026, also approved the elimination of the annual Supplemental PRSUs which were originally adopted in 2023.
The table below outlines the transformation of our executive compensation structures since the closing of WarnerMedia Transaction in 2022.

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WBD Executive Compensation Transformation

Pay Element	2023	2024	2025	Impact of Action
Short-term incentives revamped to align payouts with Company and Individual Performance against preset goals while balancing the need to attract and retain high performing executives.
Annual Bonus for CEO	Guaranteed Target Payout	2024 Bonus: 70% Financial 30% Strategic	2025 Bonus: 70% Financial 30% Strategic	Payouts aligned with performance against ambitious preset goals
ELIMINATED Guaranteed Payout
Annual Bonus for Other NEOs	2023 Bonus 100% Financial Discretionary Performance Pool to reward high-performers	2024 Bonus 70% Financial 30% Strategic
2025 Bonus
Annual bonus determined by multiplying NEO target bonus by a Company performance factor (based 100% on preset financial metrics) and then by an additional individual performance factor (based on pre-determined individual goals)
Adjusted payout scale to better align with market practice
Payouts aligned with performance against ambitious preset goals and rigorous individual performance assessment
		ELIMINATED Below-target funding for Performance Pool	ELIMINATED Performance Pool; ADOPTED Individual Performance Multiplier based on Pre-Determined Goals
Long-term incentives enhanced to focus on multi-year performance goals while balancing the need to reward executives competitively and aligning executives’ interests with long-term stockholders.
CEO Annual Equity	100% PRSUs	100% PRSUs	100% PRSUs	Maintain strong pay-for-performance focus
Other NEO Annual Equity	50% PRSUs 25% RSUs 25% Stock options	50% PRSUs 25% RSUs 25% Stock options	50% PRSUs 25% RSUs 25% Stock options	Maintain strong alignment of payouts with Company performance and stockholder value creation with updates to PRSU performance incentives described below
NEO Supplemental Equity	100% PRSUs	100% PRSUs	100% PRSUs	ELIMINATING in 2026 to align with peers
PRSUs to NEOs (other than the CEO)	One-year FCF with 3-year TSR modifier	Two-year FCF with 3-year TSR modifier	Two-year FCF with 3-year TSR modifier	Enhance long-term focus on Company performance
		LENGTHENED Performance Period	MODIFIED TSR payout curve to strengthen performance orientation and better align with market practice

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NEO Employment Agreements
The table below summarizes the compensatory terms of the current employment agreements for our NEOs. Mr. Zaslav’s agreement was originally entered into in May 2021 in connection with signing the definitive merger agreement and other documents relating to the WarnerMedia Transaction. The agreements with the other NEOs were entered into at or near the time of closing the WarnerMedia Transaction in 2022; we extended the term of Mr. Zeiler’s agreement in February 2025 with no changes to the compensatory terms or other material provisions.

	David Zaslav	Gunnar Wiedenfels	Bruce L. Campbell	Jean-Briac Perrette	Gerhard Zeiler(2)
Expiration	December 31, 2027	July 10, 2026	July 8, 2025	August 1, 2025	April 7, 2028
Base Salary(1)	$3,000,000	$2,000,000	$2,500,000	$2,500,000	$1,800,000
Target Cash Bonus	$22,000,000	175% of Base Salary	200% of Base Salary	200% of Base Salary	178% of Base Salary
Equity Target Value	$23,500,000	$8,000,000	$8,500,000	$8,500,000	$6,000,000
Equity Form	PRSUs	Annual equity awards to be provided in the same form and type as other similarly situated executives
(1)Base Salary is as set forth in the applicable employment agreement. NEO base salaries (other than for the CEO) are subject to review and adjustment by the Committee, at its discretion, as part of the Annual Base Salary Review. Adjusted 2024 base salary amounts for our NEOs (other than our CEO) are set forth in the section titled "Base Salary" below; there were no merit increases to NEO base salaries for 2025.
(2)In 2024, Mr. Zeiler resided in Austria and his salary was delivered in Euros; the amounts provided above reflect the conversion to United States dollars.
In each of these agreements, our NEOs are subject to customary restrictive covenants, including those relating to non-solicitation, non-interference, non-competition and confidentiality, during the term of the agreement and, depending on the circumstances of termination, for a period thereafter. The summaries of the NEO employment agreements provided below are qualified in their entirety by reference to the full text of the applicable NEO employment agreement, each of which is filed as an exhibit to the 2024 Form 10-K.
NEO Compensation in 2024
2024 Performance Highlights
2024 was a year of significant transformation and evolution for WBD, highlighted by our December announcement to restructure the Company to improve strategic flexibility and unlock future stockholder value. Under the new corporate structure, WBD will operate two distinct divisions:
■Global Linear Networks: A premier linear television business that operates some of the most renowned networks with compelling news, sports, scripted and unscripted programming.
■Streaming & Studios: A globally scaled streaming platform and storied film and entertainment studios with a portfolio of some of the world’s most beloved intellectual property.
The new structure will enhance clarity and focus and create optionality to pursue further value creation opportunities for both divisions. This strategic shift followed significant stockholder engagement and a comprehensive review of our portfolio by the Board.
Despite ongoing industry-wide challenges, we made significant progress throughout the year, including:
■Reduced outstanding debt by approximately $4.4 billion during 2024, bringing us to a total of approximately $16.7 billion of outstanding debt repaid since the WarnerMedia Transaction in 2022;
■Recorded strong full-year Adjusted EBITDA of $677 million in our DTC segment, adding 19 million global subscribers primarily driven by our highly-successful international rollout of Max;
■Delivered numerous Studios hits, including:
■Dune: Part Two, WBD's top grossing movie of 2024, with over $700 million in the global box office, and
■The Penguin, which ranks as one of the top three most viewed original debut seasons on Max and represents the powerful potential for collaboration among DC Studios, Max and Warner Bros. Television.

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■Continued to produce award-winning content at Warner Bros. Television, HBO and Warner Bros. Motion Picture Group, resulting in 16 primetime Emmy® Awards, as well as four Golden Globe® Awards and two Academy Awards®.
We also made significant announcements related to our Linear business in 2024, including:
■Multi-year renewal agreements with major pay-TV providers domestically, which will continue to generate overall affiliate rate increases while providing access to DTC apps and/or accommodate greater packaging flexibility in line with industry trends to support the longer-term health and sustainability of the linear ecosystem.
■Resolution of our negotiations with the NBA and entry into a far more efficient long-term relationship with the league for rights to NBA games in certain international markets as well as rights to NBA digital highlights globally for Bleacher Report. At the same time, through adjacent negotiations with ESPN, we will continue to produce the iconic Inside the NBA franchise and gain rights to certain Big XII football and basketball games.
Elements of 2024 Compensation
Total direct compensation for the NEOs in 2024 consisted of:

Pay Elements	Key Features	Rationale	Committee Actions
Base Salary	■Fixed annual cash amount, reviewed annually in the first 90 days of the calendar year	■Attract and retain high-performing executives with competitive base salaries that provide financial stability	■Increased 2024 NEO base salaries (other than the CEO) by 4.0% in line with adjustments for broader organization ■No merit increases to NEO base salaries for 2025
Annual Cash Bonus
■Company-wide annual performance-based cash compensation
■For NEOs, 100% of bonus is performance-based: 70% is contingent on Company financial performance and 30% on individual performance against preset goals
■Incentivize and competitively reward executives for actions that deliver sustainable stockholder value
■Paid annual cash bonuses for 2024 based on Committee's assessment of 2024 performance versus preset financial goals
■For NEOs, each executive's individual performance was also assessed against preset strategic goals

Long-Term Incentive Awards
■PRSUs for CEO that vest based on 1-year FCF performance, with modifier based on over-delivery of FCF
■PRSUs for NEOs (other than the CEO) that vest based on 2-year FCF performance, with 3-year Relative TSR performance modifier
		■Reward executives for multi-year financial performance ■Align payout with long-term stockholder value creation ■Align interests of executives with those of long-term stockholders	■100% of Mr. Zaslav’s 2024 annual equity grant was in PRSUs ■50% of each other NEO's 2024 annual equity grant was in PRSUs
	■RSUs and stock options that vest ratably over the first three anniversaries of the grant date for NEOs other than the CEO	■Strengthen the alignment of interests of executives with those of long-term stockholders ■Ensure value realized by NEOs is aligned with incremental stockholder value creation	■25% of each other NEO's 2024 annual equity grant was in RSUs ■25% of each other NEO's 2024 annual equity grant was in stock options

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Base Salary
In February 2024, as part of the 2024 Annual Base Salary Review, the Committee decided to provide each NEO (other than the CEO) with a 4% merit increase to his base salary. The CEO's base salary is set, per the terms of his employment agreement, at $3 million through December 31, 2027.
The Committee decided to award merit increases to the other NEOs based on the CEO's recommendation, with reference to the WBD Peer Group market data. This increase was also in line with merit increases for the broader employee population. The NEOs base salaries, following the 2024 Annual Base Salary Review are set forth below. There were no merit increases to 2025 base salaries for NEOs following the 2025 Annual Base Salary Review.
■Mr. Zaslav: $3,000,000 (as set forth in his employment agreement)
■Mr. Wiedenfels: $2,142,400
■Mr. Campbell: $2,678,000
■Mr. Perrette: $2,678,000
■Mr. Zeiler: $1,876,485 (In 2024, Mr. Zeiler resided in Austria and his salary was delivered in Euros; this amount reflects conversion to U.S. dollars)
Annual Cash Bonus Awards
The Compensation Committee has designed an annual bonus program that incentivizes all employees, including the NEOs, for actions that are aligned with our strategy, and rewards them in line with Company and individual performance against preset goals. Annual targets, metrics and respective performance goals are established at the beginning of each annual performance cycle. Following the completion of the performance period, the Committee then evaluates performance against the preset goals to certify and approve a cash bonus payout for each participant.
NEOs other than our CEO and CFO participate in the ICP, while the CEO and CFO participate in a separate bonus program, which in the case of the CEO is governed by his employment agreement. As part of its commitment to ensuring all NEOs are aligned, for performance year 2024, the Committee aligned the structure of the ICP with that of the bonus program applicable to the CEO and CFO, as outlined in the table below.
Alignment of ICP for NEOs with Annual Bonus for CEO and CFO

	Executives	Financial Metrics (70%)	Strategic Goals (30%)
Annual Cash Bonus Plan	CEO and CFO	■Adjusted EBITDA ■Net Revenue ■Year-End Paid DTC Subscribers	Specific to each of the CEO and CFO
ICP	Other NEOs	■Adjusted EBITDA ■Net Revenue ■Year-End Paid DTC Subscribers	Specific to each other NEO

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2024 Financial Metrics
For 2024, the Committee selected the following financial metrics to underpin the annual cash bonus, with the respective weighting for our CEO and CFO outlined in the table below:

Financial Metric	Weighting	Definition & Committee Rationale
Adjusted EBITDA(1)	60%
Alignment with WBD Strategy: Adjusted EBITDA is the core financial measure that investors consider to be an important measure of our financial health and overall performance. Adjusted EBITDA, along with net debt, reflects our leverage ratio the reduction of which has been a key priority for WBD since 2022.
The Committee believes that having the largest portion of our executives’ cash bonuses tied to an Adjusted EBITDA target aligns compensation with stockholder interests, incents management to maintain focus on reducing leverage and motivates our executives to achieve outcomes that will drive stockholder value.

Net Revenue	30%
Alignment with WBD Strategy: Revenue is another key financial metric that WBD uses to communicate our business performance to our investors.
The Committee believes that weighing this metric at 30% appropriately focuses management on top-line performance given that achieving revenue targets is important to overall financial health and ability to execute our strategy to maintain.

Year-End Paid DTC Subscribers(2)	10%
Alignment with WBD Strategy: A key component of our strategy is to grow our DTC businesses and paid subscribers is one of the key metrics that we and investors use to measure viability and success in streaming. Paid subscribers is also one of the metrics that we regularly use when we describe our streaming business to investors and other stakeholders.
The Committee weighted this metric at 10% because our strategy is focused on growing our streaming business profitably and generating revenue from our streaming business, not merely acquiring and growing subscribers.

(1)Adjusted EBITDA is defined as operating income excluding (i) employee share-based compensation; (ii) depreciation and amortization; (iii) restructuring and facility consolidation; (iv) certain impairment charges; (v) gains and losses on business and asset dispositions; (vi) third-party transaction and integration costs; (vii) amortization of purchase accounting fair value step-up for content; (viii) amortization of capitalized interest for content; and (ix) other items impacting comparability.
(2)A DTC Subscription is defined as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a direct-to-consumer platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i)-(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. We define a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently-branded, regional products” referred to in (iv) above consist of TVN/Player and BluTV. Subscribers to multiple WBD DTC products (listed above) are counted as a paid subscriber for each individual WBD DTC product subscription. The aggregate number of DTC Subscriptions are "Paid DTC Subscribers."
2024 Adjustments to Financial Performance
The Committee annually reviews potential adjustments to performance against the financial metrics. The principle applied in deciding whether to apply an adjustment is to ensure that the bonus calculation reflects the impact of actual operational decisions made by management but excludes the impact of events over which management has little or no influence and excludes the impact of items that were not considered at the time the targets were set. Adjustments for currency fluctuations are made to ensure that the results are currency neutral.
In 2024, based on the two unique and non-recurring events described below, the Committee determined it was appropriate to make an adjustment to performance:
■Venu Joint Venture: The Venu joint venture was originally slated to formally launch and begin airing programming in August 2024. The launch was delayed due to litigation filed by a distributor, who also ceased its carriage of several of our networks during 2024. The launch delay, loss of carriage, and costs of defending the litigation, all of which were unanticipated by management and unexpected, negatively impacted our 2024 Revenue and EBITDA results. In January 2025, the litigation was settled but the Venu joint venture was abandoned by the Company and its partners.

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■Major Sports Strategy Change: During the spring and summer of 2024, WBD invested in new sports rights packages and programming which did not exist in the market previously and could not be foreseen or planned for at the time the financial targets were set in February 2024. This strategic change was implemented when these rights became available in order to maintain our value proposition with distributors if we were ultimately unsuccessful in our bid to retain the rights to air NBA games on our linear networks. These investments resulted in higher near-term costs as we transitioned our sports strategy, including costs relating to the sublicense fee for the College Football Playoffs and costs to acquire additional sports rights for TNT, which negatively impacted our 2024 EBITDA and FCF results.
The adjustments made by the Committee had the effect of increasing our 2024 Revenue, Adjusted EBITDA and FCF performance, including with respect to certain individual lines of business performance, for purposes of calculating cash bonuses and ICP awards (see discussion on page 59), as compared to our reported results, which ultimately increased the payout amount for 2024 cash bonus awards made to NEOs. The adjustments to FCF performance had no impact on the payout of LTI Awards, as our non-adjusted FCF performance exceeded the level required for these awards to vest (see page 68 for additional details). The adjustments also had no impact on Year-End Paid DTC Subscriber performance.
Determination of 2024 Annual Cash Bonus Awards
2024 Cash Bonuses to CEO and CFO
For each of Mr. Zaslav and Mr. Wiedenfels, 70% of his annual cash bonus opportunity shall be based on performance against financial metrics, and 30% based on performance against strategic measures.
The Committee determined that including all three WBD Corporate financial metrics described above was appropriate for the CEO and CFO given the scope of their responsibilities and direct impact on resource allocation decisions. The Committee established threshold (0% payout), target (100% payout) and above target (125% payout) amounts for each of the financial metrics and a payout scale that would determine the amount payable for achievement of results between the "threshold" and the "above target" amounts. The payout scale was designed to provide an "above target" payout only upon over-delivery of the relevant financial metric, with payout prorated for performance between the "threshold" and "above target" levels.
The table below outlines the financial metrics, targets, weighting and results for the cash bonuses to the CEO and CFO for 2024.

Financial Metrics for CEO/CFO	Weighting	Threshold (20% payout)*	Target (100% payout)	Above Target (125% payout)*	Actual Achievement**
Net Revenue ($ in millions)	30%	$28,279	$40,399	$44,439	$39,589
Adjusted EBITDA ($ in millions)	60%	$6,300	$9,000	$9,900	$9,324
Year-End Paid DTC Subscribers (# in millions)	10%	71.8	102.6	112.9	116.9
*    The Committee established threshold (0% payout), target (100% payout) and above target (125% payout) amounts for each of the financial metrics and a payout scale that would determine the amount payable for achievement of results between the "threshold" and the "above target" amounts. The payout scale was designed to provide an "above target" payout only upon over-delivery of the relevant financial metric, with payout prorated for performance between the "threshold" and "above target" levels. Performance below "threshold" would result in no payout. The Committee established the payout scale and targets for the cash bonuses to the CEO and CFO in February of 2024, and believes that the payout scale was appropriate considering pay practices at other peer companies and that the targets were rigorous and consistent with our internal 2024 budget. Payments beyond the "above target" amount may be made at the Committee’s discretion; the Committee did not use its discretion to make any payments beyond the "above target" amount for 2024 performance.
**    "Actual Achievement" shown below is after the adjustments described above starting on page 59.
The determination as to whether 2024 financial metrics for the CEO and CFO cash bonuses were met was made in the 2024 Annual Bonus Review during the first quarter of 2025, following review of the full-year 2024 financial results. Based on the performance against the three WBD Corporate financial metrics and the payout scale applicable to the CEO and CFO, the payout for the portion of the CEO's and CFO's 2024 cash bonus that is based on financial metrics was 105.9% of target.
2024 Strategic Goals for CEO and CFO and Assessment of Performance
The Committee develops preset annual individual strategic goals for Mr. Zaslav related to our enterprise-wide priorities, and for Mr. Wiedenfels based on the priorities in his role as CFO. The Committee sets updated goals each year based on changing priorities, and there is variation from year to year in both the substance of the annual goals and how they are weighted. The weighting reflects the Committee's determination of the relative priority of each of these goals. These strategic goals are designed to incent the CEO and CFO to take actions that create long-term value for stockholders and provide a competitive advantage for WBD, and complement the financial goals and the separate strategic goals for the CEO's PRSU awards.

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In February 2025, the Committee also reviewed the CEO's and CFO's achievement of their respective strategic goals, considering the CEO’s and CFO’s self-assessments and, with respect to Mr. Wiedenfels, the input of the CEO and with respect to Mr. Zaslav, the input of the Board. With respect to the strategic goals, the Committee determined that each of Mr. Zaslav and Mr. Wiedenfels had exceeded expectations and over-delivered with respect to their respective strategic goals and approved a payout for the portion of the CEO’s 2024 cash bonus that is based on strategic metrics at 115% of target and a payout of 114% of target for the portion of the CFO’s 2024 cash bonus that is based on strategic metrics. In approving these payouts, the Committee specifically noted the following accomplishments for each of Mr. Zaslav and Mr. Wiedenfels:
David Zaslav

Category	Strategic Goals	Weighting	2024 Accomplishments

Corporate	■Complete integration pipeline; Implement cost controls to adjust cost to serve in declining linear revenue environment ■Successfully onboard new executives ■Enhance employee engagement scores	25%
■Achieved incremental cost savings of $1.8B in 2024, significantly overdelivering against internal goal
■Delivered $4.4 billion of FCF(*) and retired $4.4 billion of debt in 2024, thereby reducing net leverage(*) below 4.0x Adjusted EBITDA(*) at end of 2024
■Enhanced global content greenlight governance process and implemented "OneWBD" content performance dashboards ensuring WBD takes cross-company view of content when making capital allocation trade-offs
■Successfully onboarded new executives and senior leaders in various functions and rolled out a revamped "People Pact," an integrated people program that engages employees globally and year-round

Direct-to-Consumer	■Launch Max globally while increasing engagement in the US ■Further optimize the news and sports experience	25%
■Max successfully launched in 70 markets in 2024 – including 39 in Latin America, 24 in EMEA, and 7 in APAC
■Engagement as measured by median hours per active sub was up versus 2023
■Leveraged learnings from initial news and sports launches on Max to successfully deliver Paris Olympics and CNN Election coverage; made strategic shifts with respect to availability of Sports & News content in various Max service tiers

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Category	Strategic Goals	Weighting	2024 Accomplishments

Studio	■Execute Theatrical, TV, and Games program development ■Secure three big talents to WBD ■Enhance motion picture slate	25%
■WB Motion Pictures: Successes with Dune, GodzillaxKong and Beetlejuice, Beetlejuice
■WBTV: Reclaimed its position as the industry's #1 supplier of live action TV to third parties
■Games: Poor performance of certain titles was partially offset by strong catalog business and continued success of Hogwarts Legacy; took action to restructure gaming business and adopt new strategic focus areas
■Talent: WB Motion Pictures and WBTV secured new deals or projects with several A-list actors, filmmakers and showrunners
■Revamped greenlight process and managing slate to be more focused on proven IP

Networks	■Develop a plan to respond to linear ad sales pressure ■Manage transition of affiliate value between linear and DTC model	25%
■Built out advanced sales capabilities by launching proof of concept of data driven video product and our proprietary first-party data solution for marketers as a part of 24/25 upfront cycle
■Share of digital/advance advertising revenues as a percent of total advertising increased (up over 50% year over year in US DTC)
■Renewed distribution deals with the largest distributors with increases in carriage rates
■Began to drive a shift in CNN revenues towards digital through new digital product launches

(*) A non-GAAP financial measure; see Appendix D for additional details.
In addition to the accomplishments noted above, the Committee also noted that Mr. Zaslav:
■Resolved WBD's negotiations with the NBA, resulting in a more efficient long-term relationship with the league in which WBD retained valuable rights to NBA games in several international markets, as well as NBA digital highlights globally for Bleacher Report. He also led adjacent negotiations with ESPN whereby WBD will continue to produce its Inside the NBA franchise and gain rights to certain Big XII football and basketball games; and
■Provided strategic leadership and guidance that led to the December 2024 announcement of WBD's new corporate structure.

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Gunnar Wiedenfels

Category	Strategic Goals	Weighting	2024 Accomplishments

Capital Structure and Equity	■Manage capital structure and continued WBD de-levering	40%	■Exceptional leadership with respect to FCF generation and debt reduction, with $4.4 billion in FCF(*) generated in 2024 leading to $4.4 billion of debt retired during the year

Develop Strategic Options	■Generate and begin executing new (IMO) growth initiatives and strategic structural opportunities ■Develop next wave of efficiency measures to protect financial results in budget	40%	■Delivered $1.8 billion in costs savings and integration synergies in 2024 while developing a pipeline for additional synergy capture in future years

Execute Finance Transformation	■Execute in-flight Capability Center initiatives ■Deliver systems integrations	20%
■Transitioned approximately 2,500 positions to Capability Centers during 2024, driving cost savings and advancing finance function transformation initiatives
■Continued progress with respect to financial system integration: retired a legacy HR management tool in the US in 2024 and laid the foundation for its retirement globally by the end of 2025

(*) A non-GAAP financial measure; see Appendix D for additional details.
In addition to the accomplishments noted above, the Committee also noted that Mr. Wiedenfels:
■Provided thought leadership and led financial analysis to support December 2024 announcement of new corporate structure; and
■Continued to establish disciplined culture of financial management and decision-making which enabled investments in global Max expansion and expanding WBD's portfolio of sports rights.
When combining the funding levels based on achievement of WBD strategic metrics with those based on achievement of financial metrics, the resulting payouts, as a percentage of target, were 108.6% for Mr. Zaslav and 108.3% for Mr. Wiedenfels. The Committee also determined that Mr. Wiedenfels' exemplary 2024 performance was worthy of a Performance Pool award. For a summary of the final bonus payout amounts and percentages for each of Mr. Zaslav and Mr. Wiedenfels, inclusive of the Performance Pool award to Mr. Wiedenfels, see page 68.
2024 Incentive Compensation Program – Other NEOs
The 2024 annual cash bonuses for Messrs. Campbell, Perrette, and Zeiler were based on the terms of the ICP. The ICP specifies various financial metrics depending on an employee’s role and business alignment. The aggregate amount payable to an individual under the ICP is calculated by:
■first, determining the target bonus of each employee (the pre-established percentage of the employee’s base salary);
■second, establishing the amount payable based on (a) our performance versus the ICP financial metrics and any applicable line of business performance measures, and (b) individual performance versus the strategic goals established for each NEO, as applied to the target bonus amount (such amount, the "ICP Payout Percentage"); and
■third, adding to the total payout amount a specific dollar amount that is an allocation of the "performance pool" if applicable. The performance pool is available to allocate to high performers, with the amount available to allocate varying based on our overall financial performance and the Committee's discretion.

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The 2024 annual cash bonus awards to Messrs. Campbell, Perrette and Zeiler were calculated as follows:

Base Salary	X	NEO’s Individual Target Bonus Percentage	X	ICP Payout Percentage (70% financial/ 30% strategic goals)	+	Performance Pool Allocation (if applicable)	=	Cash Bonus Award paid to NEO
For the 2024 ICP, the Committee established threshold (0% payout), target (100% payout) and above target (110% payout) amounts for each of the ICP financial metrics and a payout scale that would determine the amount payable for achievement of results between the "threshold" and the "above target" amounts. The payout scale was designed to provide an "above target" payout only upon over-delivery of the relevant financial metric, with payout prorated for performance between the "threshold" and "above target" levels. Payments beyond the "above target" amount may be made at the Committee’s discretion; the Committee did not use its discretion to make any payments beyond the "above target" amount in 2024. Performance at or below "threshold" would result in no payout based on the payout scale. The Committee established the payout scale and targets for the ICP in February of 2024, following consultation with its independent compensation consultant, and believed that the payout scale was appropriate considering pay practices at other peer companies and that the targets were rigorous and consistent with our internal 2024 budget.
In 2024, the Committee continued its practice of tying a portion of ICP awards for NEOs who lead a line of business to the performance of their line of business and a portion to overall WBD performance. For Messrs. Campbell, Perrette and Zeiler, who lead lines of business, 30% of their 2024 ICP award was based on the performance of their line(s) of business and 40% of their 2024 ICP was based on the 2024 WBD Corporate financial metrics described above and set forth in the table below; the remaining 30% was based on the individual strategic goals. The Committee believed this was an appropriate and effective means to incent these NEOs to drive individual line of business performance while also focusing on those actions and initiatives that would lead to overall Corporate financial performance. The metrics chosen for each NEO's line of business were the metrics the Committee believed were most important for the relevant lines of business to focus on in 2024.
WBD Corporate. The 2024 WBD Corporate ICP performance targets and weightings are set forth in the following table. The metric weightings are the same relative weightings used for the CEO and CFO cash bonuses and described above, but reduced to represent in the aggregate 40% of the weighting of the other NEOs ICP awards. The numbers in the tables below under "Actual Achievement" reflect the adjustments discussed above and are the same as those determined for the CEO and CFO.

WBD Corporate	Weighting	Threshold	Target	Above Target	Actual Achievement
Net Revenue ($ in millions)	12%	$28,279	$40,399	$44,439	$39,589
Adjusted EBITDA ($ in millions)	24%	$6,300	$9,000	$9,900	$9,324
Year-End Paid DTC Subscribers (# in millions)	4%	71.8	102.6	112.9	116.9
Lines of Business ("LOBs")
Mr. Campbell: Mr. Campbell’s 2024 ICP performance target was total revenue for the LOBs he oversees (US Ad Sales, US Affiliate Sales, US Third-Party Content Sales, Consumer Products, Themed Entertainment, DC Publishing, and e-Commerce) and is set forth in the following table. The numbers in the tables below under "Actual Achievement" reflect the adjustments discussed above.

LOBs - Campbell	Weighting	Threshold	Target	Above Target	Actual Achievement
Total Combined Revenue(1) ($ in millions)	30%	$16,476	$23,537	$25,891	$23,899
(1)Total Combined Revenue for Mr. Campbell's LOBs means combined revenue of US Ad Sales, US Affiliate Sales, US Licensing & Home Entertainment, and Global Brands and Experiences.

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Mr. Perrette: Mr. Perrette’s 2024 ICP performance targets and weightings for the LOBs he oversees (DTC and Games) are set forth in the following table. The numbers in the tables below under "Actual Achievement" for DTC Adjusted EBITDA and Games Revenue reflect the adjustments discussed above; the results for "Year-End Paid DTC Subscribers" were not adjusted.

LOBs - Perrette	Weighting	Threshold	Target	Above Target	Actual Achievement
DTC Adjusted EBITDA(1) ($ in millions)	12%	$114	$163	$179	$979
Games Revenue (2) ($ in millions)	6%	$957	$1,367	$1,504	$844
Year-End Paid DTC Subscribers (# in millions)	12%	71.8	102.6	112.9	116.9
(1)DTC Adjusted EBITDA means Adjusted EBITDA for our DTC segment (excluding corporate allocations).
(2)Games Revenue means revenue for our Games business unit.
Mr. Zeiler: The 2024 ICP performance targets and weightings for the LOBs overseen by Mr. Zeiler (International) are set forth in the following table. The numbers in the tables below under "Actual Achievement" reflect the adjustments discussed above.

LOBs - Zeiler	Weighting	Threshold	Target	Above Target	Actual Achievement
Select International Revenue(1) ($ in millions)	10%	$1,548	$2,211	$2,432	$2,082
Select International Adjusted EBITDA (2) ($ in millions)	20%	$966	$1,381	$1,519	$1,826
(1)Select International Revenue means total revenue from international third-party content licensing, and international home entertainment.
(2)Select International Adjusted EBITDA means total Adjusted EBITDA from international networks, international DTC, and WB International Television Production.
Assessment of Performance — Other NEOs
The determination as to whether the 2024 ICP financial metrics were met was made in the 2024 Annual Bonus Review during the first quarter of 2025, following review of the full-year 2024 financial results. Based on our financial performance in 2024 versus the ICP performance targets, the Committee funded the WBD Corporate ICP for eligible NEOs at 103.6% of target and the ICP for the LOBs overseen by Messrs. Campbell, Perrette and Zeiler at 101.5%, 92.0% and 104.7%, respectively. When combining the WBD Corporate ICP payout with the LOB ICP payouts, the resulting payouts for the 70% of the other NEOs’ 2024 cash bonuses that are based on financial metrics was 102.7% of target for Mr. Campbell, 98.6% of target for Mr. Perrette and 104.1% of target for Mr. Zeiler.
For 2024, the Committee determined that 30% of the ICP for the other NEOs would also be based on strategic goals. This aligned the ICP for the NEOs with the cash bonus program for the CEO and CFO. The Committee established two enterprise-level strategic goals that would apply to each of the NEOs, as well as individual goals unique to each NEO’s individual business unit and personal objectives. The enterprise-level strategic goals were:
■Make decisions that are in the best interest of the entire enterprise, to further our “OneWBD” strategy, and
■Foster a culture of inclusivity for all employees at WBD.
In February 2025, the Committee reviewed performance versus the two enterprise strategic goals and each NEO’s achievement of their respective strategic goals, considering each NEO’s self-assessments and the input of the CEO. The Committee determined that the enterprise strategic goals set forth above had been met. The specific actions the Committee noted as evidence that the enterprise goals were met were:
■Cross-functional collaboration to successfully launch Max internationally and produce the Paris Olympics
■Promotion of tentpole content across divisions, platforms and geographies
■Successful establishment of third-party licensing opportunities that span functions, platforms and geographies
■Enterprise-wide partnership to drive cost savings
■Inclusive leadership training program for senior leaders
■Expansion of employee resource groups internationally
With respect to the individual strategic goals, the Committee determined that each of Messrs. Campbell, Perrette and Zeiler had exceeded expectations and over-delivered with respect to their respective strategic goals. The Committee specifically noted the following accomplishments for each executive:

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Bruce Campbell

Strategic Goals	Accomplishments

■Develop strategic opportunities aligned with Board expectations, CEO and market dynamics	■Streamlined portfolio of non-core assets and equity investments through sale/disposition and wind down (e.g., All3Media, Formula E, Rooster Teeth)

■Grow subscribers delivered through bundles with distribution partners and third-party services
■Oversaw renewal of affiliate distribution agreements with major US distributors, which led to additional Max ad-lite subscribers
■Successfully launched innovative bundles with Disney and Verizon that grew Max subscribers
■Added Max ad-lite partnerships with third-party retail partners

■Build out the digital/advanced ad sales capabilities and expand the new ad sales tech platform.	■Launched new streaming and digital ad sales capabilities and platforms that led to significant increase in streaming and digital ad sales revenues

Jean-Briac Perrette

Strategic Goals	Accomplishments

■Expand the distribution partnerships for Max, accelerating growth.	■Exceeded DTC subscriber target by 14% and led the successful launch of Max in 70 international markets

■Improve consumer experience and personalization in Max product driving stronger engagement
■Maintained levels of viewing rate, habituality, diversity of viewing, and average hours per subscriber year over year
■Reduced Max churn rate
■Drove leading app store rating for Max across platforms and regions

■Implement a revamped Games monetization strategy to deliver a greater share of recurring revenue.
■Laid foundation for release of free to play titles in 2025 to help alleviate reliance on console transactional revenues
■Extended monetization lifecycle of launched games resulted in revenues generated for Hogwarts Legacy (released in 2023) and Game of Thrones (released in 2017)

Gerhard Zeiler

Strategic Goals	Accomplishments

■Maintain or grow audience share on average in our top 10 international markets	■Grew audience share across our top 10 international markets by approximately 4%

■Deliver international wholesale streaming subscribers by year-end 2024
■Grew International DTC Subscribers 31% driven primarily by increasing wholesale subscribers
■Implemented strategies to shift from linear to streaming during affiliate distribution renewals to support Max expansion, leading to greater revenues for WBD

■Drive franchise growth
■Implemented an international structure and operating model aligned to the global franchise model
■Provided critical international marketing support, through the use of promo spots, owned and operated inventory, and creative executions, to Theatrical, Streaming, and Games

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Based on the achievements noted above, the Committee determined the NEOs had met and over-delivered their strategic objectives, resulting in the strategic portion of the ICP being scored at 111% for Mr. Campbell, 106% for Mr. Perrette and 116% for Mr. Zeiler. While there were no specific weighting assigned to each qualitative goal, performance relative to the business unit strategic goals weighed more heavily in the Committee's decision to award bonuses above target.
When combining the funding levels based on achievement of WBD strategic metrics with those based on achievement of financial metrics, the resulting payouts, as a percentage of target, were 105.2% for Mr. Campbell, 100.8% for Mr. Perrette and 107.7% for Mr. Zeiler. For a summary of the final bonus payout amounts and percentages for each NEO, see page 68.
Performance Pool
For 2024, and for executives other than the CEO, the annual cash bonus design also rewards exceptional individual performance through the allocation of a "performance pool." The performance pool is designed such that if we achieve or over-deliver specified EBITDA targets for the Company or individual LOBs, amounts are allocated to fund the performance pool. The performance pool is funded as a total amount, and the Committee may use its discretion to award some, all or none of the amounts allocated for the performance pool. All bonus-eligible employees (including the CFO, but excluding the CEO) are eligible for a performance pool award. The CEO is not eligible for the performance pool because the CEO's employment agreement provides an opportunity for the CEO to earn an above-target bonus (up to 125% of target) for exceptional performance.
The performance pool is allocated to high performing employees, which may include the eligible NEOs, based on the recommendations of their manager and department or division leader. In the case of the eligible NEOs, performance pool recommendations are made by the CEO and individual awards are approved by the Committee. Each eligible NEO received a performance pool award for 2024.

As part of our Executive Compensation Transformation, as discussed above, the performance pool has been eliminated, beginning in 2025. Instead, the Committee has adopted an Individual Performance Multiplier to more objectively evaluate and reward outperforming employees.

For 2025, the Committee is eliminating the performance pool and implementing a new executive annual compensation program, including the Individual Performance Multiplier, that it believes will more effectively align pay and performance – both Company performance and individual performance - and is consistent with prevailing pay practices in our industry, incents our executives and employees to achieve the over-arching corporate financial objectives that are important to the success of the enterprise as well as the individual strategic objectives established for their own success and development, and rewards above-target performance and exceptional accomplishments. Cash bonuses for NEOs who participate in the ICP in 2025 will be calculated as follows:

Base Salary	X	NEO’s Individual Target Bonus Percentage	X	ICP Payout Percentage (100% financial goals)	X	Individual Performance Multiplier*	=	Cash Bonus Award paid to NEO
*    Replacing Performance Pool

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Target Bonus Amounts
The annual bonus target amount for Mr. Zaslav is set at a fixed dollar amount, and for each other NEO is set as a percentage of base salary, as disclosed in the section above titled "NEO Employment Agreements". These were agreed upon as part of the negotiation of each executive’s employment agreement and were determined by the Committee based on external market data and internal equity. As discussed below, the determination of the actual cash bonuses paid to each NEO is based on achievement of annual financial targets and accomplishment of annual strategic goals, as applied to the target value.
For all employees who have a bonus target that is expressed as a percentage of base salary, including the NEOs, our policy is to apply the bonus target that is in effect on December 31 of the calendar year to the total base salary paid in that year in order to calculate the bonus payment for that year.
If an executive works only part of the year, the bonus amount generally is subject to proration based on the period of employment. The annual bonus target may be changed during an executive’s employment or in the negotiation of a new or extended employment agreement when the scope of a new role and responsibilities would warrant such a change.
2024 Cash Bonus Awards
Actual cash bonus payouts for 2024 performance to each NEO are as follows:

NEO	Bonus Target Amount	Bonus Payout Percentage	Cash Bonus Award (Bonus + Performance Pool (if applicable))
David Zaslav	$22,000,000	108.6%	$23,897,060
Gunnar Wiedenfels	$3,749,200	108.3%	$4,811,246
Bruce L. Campbell	$5,356,000	105.2%	$6,633,976
Jean-Briac Perrette	$5,356,000	100.8%	$6,400,990
Gerhard Zeiler	$3,340,143	107.7%	$4,695,664
Long-Term Incentive Compensation
The Committee makes equity awards as part of our LTI compensation program under our Warner Bros. Discovery, Inc. Stock Incentive Plan (the "WBD Stock Incentive Plan"). We believe that delivering a substantial portion of an executive’s total direct compensation in equity awards helps to align our executives’ interests with those of our stockholders. In 2024, we made long-term equity awards to each of the NEOs, which we believe serves to focus their attention on increasing the Company’s value over time.

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2024 Long-Term Incentive Awards to NEOs
For 2024, NEOs received equity in the form of PRSUs, RSUs, and stock options.

Type of Equity	Description; Vesting Schedule

Annual PRSUs All NEOs
■Each NEO received an Annual PRSU award in 2024
CEO PRSUs
■100% of his target LTI award in Annual PRSUs
■Based 75% on individual strategic goals and 25% on a financial metric, per amended employment agreement
■One-year performance period (2024) based on performance versus a financial metric (FCF) and individual strategic goals, as set forth in the CEO's employment agreement
■Payout also subject to a modifier based on a financial metric (FCF) which could cause the awards to vest at 200% of target based on performance versus the metric
■Upon certification by the Committee, the CEO’s 2024 PRSUs were earned at 200% of target; 70% of the vested shares distributed on vesting and the remaining 30% will distribute in 2028
Other NEO PRSUs
■50% of their 2024 target LTI award in Annual PRSUs
■For 2024, the other NEOs' Annual PRSU awards are based on performance versus a financial metric (FCF) over a two-year performance period (2024-2025)
■Payout also subject to a relative TSR performance modifier based on the percentile ranking of WBD's relative total stockholder return as compared to our peers in the S&P 500 Media and Entertainment Index over a three-year performance period (2024-2026) (the "Relative TSR Modifier"), as set forth below:
2024-2026 Relative TSR Modifier

	Percentile 100% 75% 50% 25% 0%	Modifier 150% 110% 100% 90% 50%

■Relative TSR Modifier capped at 100% if TSR is negative over performance period
■Annual PRSUs granted to the other NEOs in 2024 will cliff vest in March 2027, following the application of the Relative TSR Modifier and the Committee's certification of WBD's three-year relative TSR performance

Supplemental PRSUs All NEOs
■In 2024, the CEO received a Supplemental PRSU award, which would be earned based solely on WBD's 2024 FCF performance relative to the target established by the Committee
■In 2024, each other NEO received a Supplemental PRSU award, which could be earned based solely on WBD's two-year 2024-2025 FCF performance relative to the target established by the Committee
■The Supplemental PRSUs granted in 2024 could be earned at up to 200% for over- delivery versus the established FCF target
■Upon certification by the Committee in 2024, the CEO’s 2024 Supplemental PRSUs were earned at 200% of target; 70% of the vested shares distributed on vesting and the remaining 30% will distribute in 2028
■For the other NEOs, the 2024 Supplemental PRSUs vest 50 % on the second and third anniversaries of the grant date if WBD achieves the two-year FCF target. The Compensation Committee will certify the Company's performance versus the two-year performance period in February 2026.

Stock Options Non-CEO NEOs
■NEOs (other than the CEO) received 25% of their 2024 target LTI award in stock options. The stock options vest ratably over the first three anniversaries of the grant date, and expire on the seventh anniversary of the grant date

RSUs Non-CEO NEOs	■NEOs (other than the CEO) received 25% of their 2024 target LTI award in RSUs. The RSUs vest ratably over the first three anniversaries of the grant date.

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The following chart summarizes the specific equity awards made in 2024 to each NEO.

	2024 Target Amount or FMV
NEO	Annual PRSUs	Supplemental PRSUs	Stock Options	RSUs	Total
David Zaslav CEO	$12,000,000 (1,365,188 PRSUs)	$11,500,000 (1,308,305 PRSUs)	–	–	$23,500,000
Gunnar Wiedenfels CFO	$4,000,000 (455,063 PRSUs)	$2,000,000 (227,532 PRSUs)	$2,000,000 (397,356 Options)	$2,000,000 (227,532 RSUs)	$10,000,000
Bruce L. Campbell Chief Revenue & Strategy Officer	$4,250,000 (483,504 PRSUs)	$2,000,000 (227,532 PRSUs)	$2,125,000 (422,190 Options)	$2,125,000 (241,752 RSUs)	$10,500,000
Jean-Briac Perrette President and CEO, Global Steaming and Games	$4,250,000 (483,504 PRSUs)	$2,000,000 (227,532 PRSUs)	$2,125,000 (422,190 Options)	$2,125,000 (241,752 RSUs)	$10,500,000
Gerhard Zeiler President, International	$3,000,000 (341,297 PRSUs)	$1,500,000 (170,649 PRSUs)	$1,500,000 (298,017 Options)	$1,500,000 (170,649 RSUs)	$7,500,000
Financial Metric for PRSUs awarded in 2024
The financial metric for all PRSUs awarded in 2024 was FCF, which is defined below. For our CEO, his Annual PRSU award was based 25% on financial performance.

Financial Metric	Weighting	Definition
Free Cash Flow	100%	Cash provided by operations less acquisitions of property and equipment.
During our stockholder engagement efforts, stockholders have consistently indicated they place significant value on FCF, leverage reduction and balance sheet management. The Committee was very cognizant of this feedback and determined that FCF continued to be the appropriate financial metric to use for the 2024 PRSUs awarded to the NEOs.
Strategic Goals for 2024 Annual PRSUs Awarded to CEO
In March 2024, the Committee established the following strategic goals comprising 75% of the weighting for the 2024 Annual PRSU awards granted to the CEO. These strategic goals were intended to incentivize the CEO to take actions that would create long-term value for stockholders and provide a competitive advantage for WBD, and were also designed to complement the separate strategic goals for the CEO's 2024 cash bonus.
The strategic goals for the CEO's 2024 PRSU awards were:
CEO Annual PRSU Strategic Goals

Category	Strategic Goals	Weight
Corporate	■Develop a plan and begin implementation of growth initiatives to offset and mitigate significant declines across our business with defined key priorities related to streaming and franchise management and experiences	30%
Direct-to-Consumer	■Achieve profitability consistent with budget, meet topline consistent with budget, and reduce churn for Max; develop a plan to grow digital ad sales	40%
Studio	■Manage studios return to production after strike and develop clear operational milestones to lay the foundation for long-term growth across studios	30%

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Assessment of Performance for PRSUs Awarded to CEO in 2024
The Committee set a target of $3.75 billion in 2024 FCF for the 2024 PRSU awards to vest at target. Over-delivery of the target would make the awards eligible to vest above target, up to a maximum of 200% of target as set forth in the tables below. The Committee set the 2024 FCF target in early March of 2024. At the time the target was set, the Committee believed it to be rigorous and aligned with both our internal budget and forecasts.
As described above, the Committee annually reviews potential adjustments to performance against the financial metrics and determined it was appropriate to take an adjustment to performance in 2024. The adjustments made by the Committee had the effect of increasing our FCF performance as compared to our reported results and are reflected below under "Actual Achievement." However, our FCF performance prior to adjustment was $4.4 billion(*), which exceeded the amount required for "Above Target" performance.
(*) A non-GAAP financial measure; see Appendix D for additional details.
The determination as to whether the 2024 FCF metric was met was made during the first quarter of 2025, following review of the full-year 2024 financial results. In February 2025, the Committee also reviewed the CEO's 2024 performance in relation to the strategic goals for his 2024 Annual PRSU awards. Our 2024 FCF performance exceeded the pre-established target for the 2024 PRSUs, as set forth in the tables below.

CEO's 2024 Annual PRSUs	Threshold	Target	Above Target	Actual Achievement	Payout
Free Cash Flow ($ in millions)	$2,625	$3,750	$4,031	$4,626	200%(1)
(1)For the CEO's 2024 Annual PRSUs to vest at target, WBD must achieve 100% of the financial metric and Mr. Zaslav must achieve 100% of his individual strategic goals. Over-delivery of the 2024 financial metric (FCF) as compared to the "Above Target" amount above caused these 2024 Annual PRSUs to vest and payout at 200% of target.
Based on WBD's 2024 FCF performance versus the pre-established target, as noted above, and Mr. Zaslav's individual performance, in February 2025, the Committee certified the vesting of the 2024 Annual PRSUs granted to Mr. Zaslav at 200%, with 70% of the shares distributed at the time of vesting, and the remaining 30% to be distributed in January 2028 subject to Mr. Zaslav’s continued employment and the other terms and conditions of the award. The Committee assessed Mr. Zaslav’s 2024 performance against his strategic goals and determined that he met or exceeded the objectives set forth in the strategic goals established for his 2024 PRSU awards. In making this determination, the Committee acknowledged the accomplishments noted in the table below:

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Category	Strategic Goals	Weight	2024 Accomplishments
Corporate	■Develop a plan and begin implementation of growth initiatives to offset and mitigate significant declines across our business with defined key priorities related to streaming and franchise management and experiences	30%
■Moved 9 priority initiatives from integration management office growth program into the implementation stage, which are expected to deliver significant run rate savings in 2025
■Gross debt less than $40 billion at year end after retiring $4.4 billion in 2024 and total debt retired since deal closing of $16.7 billion
■Led the establishment of key priorities for DTC and Global Franchises and growth pillars for Global Experiences

Direct-to-Consumer	■Achieve profitability consistent with budget, meet topline consistent with budget, and reduce churn for Max; develop a plan to grow digital ad sales	40%
■DTC segment generated nearly $680 million of EBITDA on $10.3 billion in revenues
■Added more than 19 million global paid subscribers in 2024, representing 20% year-over-year growth, ahead of internal schedule and investor consensus
■U.S. churn saw improvement from Jan ‘24 to Jan ‘25; churn was notably lower for subscribers in the US who came in through the Max / Disney+ / Hulu bundle
■Executing two-fold attack plan for growing digital ad sales: (1) increasing inventory by growing ad-lite subs and our digital ad product offerings and (2) increasing CPM by leveraging our premium entertainment and sports IP

Studio	■Manage studios return to production after strike and develop clear operational milestones to lay the foundation for long term growth across studios	30%
■Led successful rebound of WBTV from strike, delivering increased episodes in 2024 (as compared to 2023).
■Sustained momentum in greenlights and development deals positioned WBTV for near- and longer-term success.
■WBTV has also realized improved unit economics across scripted slate due to increased episode orders, above market premiums, converting deficit buyers to cost-plus buyers, and new downstream revenues (e.g., licensing)
■Established WB Motion pictures strategy to regain market share at improved profitability leveraging known/proven IP
■Established new Global Experiences group to combine two disparate legacy groups with a clear growth ambition and strategies to pursue, including new Harry Potter tour in Shanghai with a targeted opening of 2027
■Global franchise management plan developed and rolled out; new leader for Global Franchises recruited and onboarded

Based on WBD's 2024 FCF performance versus the pre-established target, as noted above, in February 2025, the Committee also certified the vesting of the Supplemental PRSUs granted to the CEO in 2024 at 200%. For the CEO's Supplemental PRSUs that vested in February 2025, 70% of the shares were distributed at the time of vesting, and 30% will be distributed in January 2028 subject to Mr. Zaslav’s continued employment and the other terms and conditions of the award.

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Assessment of Performance for PRSUs Awarded to Other NEOs in 2024
With respect to the 2024 Annual PRSUs and Supplemental PRSUs awarded to NEOs other than the CEO, these awards have a two-year performance period (2024-2025). The Committee will assess performance following the end of 2025 and certify performance versus the two-year FCF target established for these PRSUs. The Annual PRSUs are also subject to a modifier based our relative TSR performance over the three-year period from 2024-2026, as compared to our peers in the S&P 500 Media and Entertainment Index (the "Relative TSR Modifier"). The Relative TSR Modifier is interpolated for performance between the bottom and top quartiles and the Relative TSR Modifier is capped at 100% if TSR is negative over performance period. The Committee will assess WBD's TSR performance over the 2024-2026 performance period in February of 2027 and make a final certification with respect to the 2024 Annual PRSUs awarded to the other NEOs, at which point such awards will vest and be distributed if the applicable performance goals are met.
The Committee believes a two-year performance period is appropriate in light of challenging macroeconomic conditions and the evolving media landscape, both of which are beyond the control of management and make a two-year performance period a more sustainable metric for our plan. We then combine this two-year performance period with an additional three-year Relative TSR modifier.
The Committee implemented the Relative TSR Modifier for the 2024 Annual PRSUs awarded to NEOs (other than the CEO) in order to reward stock price appreciation relative to peers, in addition to incentivizing short-term FCF goals through the FCF performance metric. The Committee also believed this modifier more directly links of our equity compensation program to stockholder returns by rewarding our NEOs for sustained market out-performance, as well as regulating payouts for market underperformance, even if financial metrics are achieved at or above target.
The Relative TSR Modifier was not added to the CEO's 2024 Annual PRSUs because the terms of the CEO's employment agreement provide that the CEO's 2024 Annual PRSUs shall be subject to a modifier based on our 2024 FCF performance. Because Mr. Zaslav received a sizeable grant of premium priced stock options upon execution of his employment agreement in 2021 that will require significant stock price appreciation in order for Mr. Zaslav to recognize value, the Committee believes that Mr. Zaslav's compensation was already appropriately aligned with our stock price performance and he is adequately incentivized to take actions that will lead to stock price appreciation.

2025 PROXY STATEMENT	73

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Retirement Plans and Other Benefits

Retirement Benefits

Our U.S.-based NEOs generally participate in the same benefit plans on the same terms as are offered to other U.S.-based full-time employees. We offer a 401(k) defined contribution plan as well as a nonqualified deferred compensation plan, the Supplemental Retirement Plan (the "SRP"), that is available to certain U.S.-based senior employees, including all of the NEOs other than Mr. Zeiler. The eligible NEOs participate in these plans on the same terms and conditions as other eligible employees.
To encourage participation in the 401(k) plan, we make a matching contribution of 100% of the employee’s first 6% of eligible compensation that is contributed each pay period as before-tax and/or Roth after-tax contributions, subject to certain limits under applicable tax regulations. We do not make matching contributions into the SRP. In addition to base salary deferrals, participants in the SRP are also permitted to defer a portion of their annual bonus award into the SRP. The 401(k) and SRP offer similar investment options, with the amounts actually invested for the 401(k) plan and with earnings (or losses) measured hypothetically for the SRP.
We believe the SRP is necessary to allow employees who would otherwise be limited by IRS restrictions on the amount of compensation that may be considered in participation in our 401(k) plan to save a proportionate amount for retirement and support the goals of providing competitive compensation packages to our employees.
In 2024, Mr. Zeiler participated in the Company’s retirement benefit plans and programs as offered to Austria-based Company employees.
For more information about the SRP, please refer to the 2024 Nonqualified Deferred Compensation Table under "Executive Compensation Tables" below.

Health, Welfare and Other Personal Benefits

The U.S.-based NEOs are eligible to participate in the health, welfare and fringe benefits we generally make available to our U.S.-based regular full-time employees, such as basic and supplemental life insurance, short and long-term disability, commuter reimbursement, fitness reimbursement and access to legal resources. Due to his frequent travel and work from the U.S. and other locations outside of Austria, Mr. Zeiler receives life insurance, disability insurance and medical insurance benefits through our international plan, which is generally made available to employees on international assignment.
In addition, we provide the following perquisites and other personal benefits to our NEOs:

Relocation Expenses and International Assignment Benefits
We provide relocation and international assignment benefits consistent with our international long-term assignment policies, including reimbursing relocation costs, offering education and other allowances, providing tax equalization benefits, which are intended to maintain the executive’s out of pocket tax liabilities at the same level they would have been had the executive not been assigned to a foreign jurisdiction and, for some benefits, paying the executive an amount equal to the tax resulting from the reimbursement or allowance (a "gross-up").

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Aircraft Usage
Per the terms of his employment agreement, Mr. Zaslav is permitted to utilize our corporate aircraft for up to 250 hours of personal flight time each year. The first 125 hours are provided to him at the Company's expense, and, with respect to the second 125 hours, Mr. Zaslav is required to reimburse the Company at a rate of two times the cost of fuel, as provided in the aircraft time-sharing agreement between the Company and Mr. Zaslav. The Committee believes that providing Mr. Zaslav with access to our corporate aircraft for personal travel facilitates Mr. Zaslav's provision of services to the Company and also ensures Mr. Zaslav's safety, as further discussed below under "CEO Security Program."
Family members may accompany Mr. Zaslav on authorized business flights on our corporate aircraft at no aggregate incremental cost to the Company. We typically provide a gross-up to Mr. Zaslav to cover taxes for imputed income arising when a family member accompanies him on business travel at the request of the Company (e.g., when Mr. Zaslav’s spouse accompanies him to a business event in which attendance by a spouse is customary and serves our business interests).

Car Allowance	We provide Mr. Zaslav with a monthly car allowance as set forth in his employment agreement.

CEO Security Program
We have provided certain personal security services to ensure Mr. Zaslav's safety for several years. In 2023, the Committee implemented a comprehensive security program for Mr. Zaslav, following a review by internal and external security professionals. The Committee authorized a security program for Mr. Zaslav to address safety concerns due to specific threats to his safety arising directly as a result of Mr. Zaslav’s high profile position as our CEO. We believe these security measures are for the benefit of the Company and our stockholders because of the importance of Mr. Zaslav and his leadership to WBD and we believe that the scope and costs of these security programs are appropriate and necessary.
Under Mr. Zaslav's overall security program, we pay for costs related to personal security for him at his residences and during personal travel, including the annual costs of security personnel for his protection and the procurement, installation, and maintenance of certain security measures for his residences. As noted above, the Committee considers Mr. Zaslav's use of the WBD Aircraft for personal travel to be consistent with the Company's approach to CEO security.
Although we do not consider Mr. Zaslav’s overall security program to be a perquisite for his benefit for the reasons described above, the costs related to personal security for Mr. Zaslav at his residences and during personal travel pursuant to his overall security program are reported as other compensation to Mr. Zaslav in the "All Other Compensation" column of the 2024 Summary Compensation Table.
The costs of Mr. Zaslav's security program vary from year to year depending on requisite security measures, his travel schedule, and other factors. For example, in 2024, we incurred approximately $285,553 in one-time costs relating to the procurement and installation of certain security equipment at Mr. Zaslav’s residences.
The Committee believes that these costs are appropriate and necessary in light of the threat landscape. The Committee will evaluate this program at least annually, including a review of security professional assessments of safety threats and recommendations for the security programs. In February 2025, the Committee conducted its annual review, which was informed by analysis provided by internal and external security professionals, and approved enhancements to the CEO security program in response to changes to the threat landscape.
For more information regarding the perquisites provided in 2024 to each NEO, please refer to the "All Other Compensation" column of the 2024 Summary Compensation Table.

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Compensation Decision Making
Role of the Compensation Committee
The Committee operates pursuant to a written charter, a copy of which is posted to the Investor Relations section of our corporate website at ir.wbd.com. The Committee is responsible for developing, implementing and regularly reviewing adherence to our compensation philosophy. In fulfilling these responsibilities, the Committee:
■regularly reviews best practices and market trends in executive compensation and modifies our programs, as the Committee deems appropriate, to support our business goals and strategies;
■conducts an annual risk assessment of our compensation programs;
■aligns compensation decisions with our corporate objectives and strategies;
■reviews and approves the amounts and elements of compensation and the terms of new employment agreements or extensions to existing employment agreements for our CEO, other NEOs and other Section 16 Officers; and
■approves the annual financial and strategic goals relevant to the compensation of our CEO and CFO, and the bonus design and metrics for our other NEOs and other Section 16 Officers.
The Committee consults with the Board regarding the terms and structure of the CEO’s employment agreement, and reports out to the Board on its annual compensation decisions for the CEO.
Role of the CEO in Compensation Decisions
The CEO plays a significant role in the compensation decisions for the other NEOs and Section 16 Officers. The CEO makes annual recommendations to the Committee regarding base salary or salary increases, annual cash bonus, and LTI awards for each of the Section 16 Officers, including the other NEOs. The CEO also recommends to the Committee proposed terms of new employment agreements and amendments to existing agreements for the other NEOs, working closely with our Chief People and Culture Officer, to develop these recommendations. The CEO’s recommendations are based on:
■his assessment of various strategic and financial factors, generally including the executive’s annual and long-term performance as documented in detailed self-assessments prepared by the executive and performance reviews prepared by the CEO;
■our enterprise-wide performance, as well as that of the line of business or function that the executive leads or provides services to;
■the executive’s compensation relative to that of our other executives (internal equity);
■the executive’s compensation relative to that of executives in similar roles at the companies in our peer group (external competitiveness);
■our overall approach to compensation for employees for the year; and
■contractual obligations under the executive’s employment agreement.
The CEO also provides the Committee with proposed strategic goals for himself. The Committee reviews and modifies these goals to ensure that they align with the approved strategies and priorities set by the Board and then discusses the revised goals with the CEO, including the weightings to reinforce which goals have the greatest priorities for the year. The degrees to which the CEO achieves the goals are used, in part, to determine the annual bonus and, in part, the vesting of his annual PRSU awards. The CEO provides his own assessment of his performance and achievement of strategic goals but does not otherwise participate in the Committee’s deliberations or decisions regarding his annual compensation.

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Role of the Independent Compensation Consultant
During 2024, the Committee retained Pay Governance LLC ("Pay Governance") to advise it on compensation matters generally and specifically on compensation decisions for our Section 16 Officers.
Pay Governance is retained directly by, and report to, the Committee. Pay Governance assisted the Committee by providing it with the following services, among others. Pay Governance does not provide any services to WBD management and did not provide any such services during 2024.
■assisting in peer group selection and competitive benchmarking for executive officers and other senior executives used in the annual salary review, bonus and long-term incentive decisions;
■advising the Committee on competitive and best practices, including executive compensation trends, performance measures, and annual cash bonus and long-term incentive plan designs;
■advising on employee equity grants, executive employment agreements and other executive compensation matters;
■assisting the Committee with the review of its charter;
■providing an evaluation and assessment of risk in compensation program design, policies and procedures;
■reviewing this CD&A; and
■benchmarking director compensation for Board and committee service.
The Committee annually reviews its relationship with any engaged independent compensation consultant to determine if any conflicts of interest exist in their provision of services to the Committee. The Committee also regularly conducts independence reviews for any current or newly engaged compensation consultant. In its 2024 review, after considering the factors set forth in the applicable securities regulations and stock exchange rules, the Committee concluded that Pay Governance did not have any conflict of interest with respect to the services it provide to the Committee. The Committee’s conclusion was based on the following:
■Pay Governance reports solely to the Committee. Our management is not involved in the negotiation of fees charged by either firm or in the determination of the scope of work performed by either firm. The Committee has the sole authority to hire and terminate any independent compensation consultant;
■there are no business or personal relationships between Pay Governance and any member of the Committee or any executive officer of the Company;
■revenue from WBD (other than fees for services to the Committee) represented less than 1% of Pay Governance's total revenue for 2024;
■Pay Governance disclosed its conflicts of interest policies to the Committee. The Committee believes that these policies provide reasonable assurance that conflicts of interest will not arise; and
■Pay Governance has represented to the Committee that, per its respective conflicts of interest policies, neither the firm nor any of its employees is a WBD stockholder.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Compensation Decisions Framework
The Committee generally makes decisions in the first 90 days of the calendar year regarding annual adjustments to base salary ("Annual Base Salary Review"), the payout amount for annual cash bonus awards with respect to the immediately preceding year ("Annual Bonus Review"), and annual LTI awards ("Annual LTI Review") for our executive officers. This annual process includes a review of the following factors, designed to align the Committee’s compensation actions with our compensation principles and objectives:
■executive compensation market data from our peer group (discussed below);
■relevant employment contract requirements;
■self-evaluation of each NEO’s annual performance;
■the CEO’s evaluation of each NEO’s annual performance (other than Mr. Zaslav himself);
■achievement of annual financial goals established by the Committee each year for the ICP, the annual cash bonus program that applies to the NEOs other than the CEO and CFO;
■achievement of financial and strategic goals established by the Committee each year for the annual cash bonus for the CEO and CFO; and
■achievement of annual financial goals established by the Committee for the PRSU awards to the NEOs and the financial and strategic goals established by the Committee for the PRSU awards to the CEO.
These factors are considered as a whole, with no specific weight given to any particular factor or factors.
Additional detail about the factors considered in the Committee’s compensation decisions is provided throughout this CD&A.
Peer Group Analysis and Tally Sheets
Peer Group Analysis
The Committee annually reviews data from a group of peer companies to support compensation decisions for the NEOs. The peer companies are chosen by the Committee to best match our scope of business in terms of revenues, FCF, market capitalization and enterprise value, complexity of operations and global scope, as well as proximity to the sectors of the media and entertainment industry in which we operate. The peer group also represents meaningful competition for us in the executive labor market. The Committee reassesses this list annually and considers the inclusion of new, relevant peers, and the elimination of companies from the peer group that no longer provide a strong basis for comparison (including removing peers that have been acquired or otherwise materially have changed their corporate structure).
In June 2024, the Committee conducted its annual review of the WBD Peer Group and determined that the WBD Peer Group continued to be an appropriate set of peer companies to help inform the Committee's compensation decisions. It determined to remove Activision Blizzard, Inc. following its acquisition by Microsoft and to add Sirius XM Holdings, Inc. due to its focus on entertainment and news content creation, digital distribution platform, and its business model based on subscriptions and advertising. The Committee used the WBD Peer Group for the Annual Base Salary Review, Annual Bonus Review and Annual LTI Review and other compensation decisions that it made in the fall of 2024 and in February and March of 2025. Where appropriate, the Committee also used survey data provided by its compensation consultants or publicly available data from other companies to inform its decisions with respect to specific roles.
WBD Peer Group

Charter Communications, Inc, (CHTR)	Fox Corporation (FOX)	Paramount Global (PARA)
Comcast Corporation (CMCSA)	Liberty Global Ltd. (LBTYA)	Sirius XM Holdings, Inc. (SIRI)
Electronic Arts Inc. (EA)	Meta Platforms, Inc. (META)	The Walt Disney Company (DIS)
Netflix, Inc. (NFLX)

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Tally Sheets
The Committee regularly reviews tally sheets prepared for each of the NEOs to allow consideration of both current and historical compensation. The tally sheets allow the Committee to review an integrated snapshot of the individual and aggregated elements of each NEO’s compensation.
Long-Term Incentive Award Governance
Annual LTI Review and New Hire/Contract Renewal Awards
The Committee generally considers LTI awards to the NEOs in two categories: annual awards, in the same process used for executive-level employees early each year in the Annual LTI Review, and awards for newly-hired executives or in conjunction with promotion to a role with larger scope. The Committee generally makes annual awards to Messrs. Wiedenfels, Campbell, Perrette and Zeiler as part of the Annual LTI Review, which typically takes place in February of each year. Mr. Zaslav’s LTI awards for each year are specified in his employment agreement, although the Committee determines performance metrics for each performance-based award to Mr. Zaslav at the time the award is made.
In the Annual LTI Review, as an initial matter, the Committee reviews market data for similar roles in the peer group and determines a target amount for the LTI awards that is expressed as a dollar value. With respect to each NEO other than the CEO, the CEO then reviews the target value approved by the Committee and recommends a dollar value for the award based on each NEO’s individual performance. The Committee approves the overall award value, which is then converted into a number of awards, as further described below.
For new hire and awards to recognize promotion to a new role with greater responsibility, the Committee follows a similar process, referring to market data, as well as internal equity and the overall compensation terms of the agreement. The Committee determines a target amount expressed as a dollar value, which is then converted into a number of units, as further described below.
Timing of Awards
The Committee’s intent is to approve equity awards annually in February each year, with new hire and promotion grants made throughout the year in the Committee’s regular meetings. The Committee generally uses a consistent grant date for annual grants approved in February of the later of March 1 or two business days following the filing of the Company's Annual Report on Form 10-K. This allows a consistent grant date and vesting schedule for annual awards made to employees and provides for consistent annual grant timing.
For new hire and promotion grants made at other times throughout the year to employees other than the Section 16 Officers, the Committee has delegated authority for making such grants to the CEO and Chief People and Culture Officer within certain dollar and share limits. These awards are typically made on the 15th of each month and all awards made pursuant to such delegation are reported to the Committee at its next regular meeting. On occasion for administrative convenience, the Committee may make a grant with a future effective date, with the grant price set on the future effective date.
Our equity awards are not granted in anticipation of the release of material, non-public information and the disclosure of material, non-public information is not timed on the basis of equity award grant dates.

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Other Compensation-Related Matters
Risk Considerations in our Compensation Programs
In view of the current economic and financial environment, the Committee has reviewed the design and operation of our incentive compensation arrangements. The Committee has determined that these arrangements do not provide our employees with incentive to engage in business activities or other actions that would threaten our value or the investment of our stockholders, or that would otherwise be reasonably likely to have a material adverse effect on us. Pay Governance assisted the Committee in its risk assessment of our executive compensation programs in meetings throughout 2024 and advised the Committee in reaching this conclusion as to those plans.
Executive Stock Ownership Policy
We have a robust executive stock ownership policy that applies to each of the NEOs. The policy requires each NEO to hold a specified amount of our stock, calculated as a multiple of the executive’s base salary, as described in the table below.

Position	Requirement (multiple of base salary)	Timeframe to reach (from later of effective date or becoming covered by policy)
CEO*	6X	5 years
Other NEOs	2X	5 years
*    Mr. Zaslav is also required to hold an additional 1,500,000 shares of common stock pursuant to his employment agreement.
The Committee determined that any shares of our stock beneficially owned by the covered executive, as well as unvested awards of PRSUs and RSUs, but not shares underlying unvested or unexercised stock options, would be counted for purposes of meeting the stock holding target. Once an executive meets the target, the executive is expected to maintain holdings at the target for as long as he or she remains in a role that is identified as a covered executive under the policy. The Committee may consider failure to meet the requirements of the policy in making compensation decisions for a covered executive and may take any other action appropriate to support the intent of the policy, including requiring an executive to retain a percentage of shares pursuant to stock option exercises or vesting events in future years.
The Committee annually reviews each NEOs’ progress toward meeting the requirements of the executive stock ownership policy. Each of the NEOs at the time of the 2024 review had met or was on track to meet their respective stock holding requirements. Please see "Stock Ownership—Security Ownership of Management" beginning on page 107 for additional information on the stock ownership of our CEO and other NEOs.
Clawback Policy
WBD maintains the Warner Bros. Discovery, Inc. Compensation Clawback Policy which is intended to comply with the SEC’s and Nasdaq’s rules requiring adoption of a clawback policy applicable to incentive-based compensation for current and former Section 16 officers of listed companies. All current Section 16 officers of the Company, including all of the NEOs, have agreed in writing that employment agreements and other compensation agreements and plans are subject to the policy. Under the policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers.
In addition, our equity grant documents for all employees, including the NEOs, contain clawback language that provides, in addition to any other remedies available to us (but subject to applicable law), if the Board, or the Committee, determines that any employee has engaged in fraud or misconduct that resulted in a financial restatement, we may recover, in whole or in part, any equity-based compensation, received by the employee from us in the 12 months after the filing of the financial statement that was found to be non-compliant. The Committee adopted these grant provisions as a further deterrent to fraudulent activity.

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Hedging and Derivative Trading Transactions
Our insider trading policy prohibits employees, including the NEOs, and our directors from engaging in certain derivative transactions. Specifically, they may not, at any time:
■trade in any public puts, calls, covered calls or other derivative products involving Company securities; or
■engage in short sales of Company securities.
Hedging of our stock by the NEOs is only permitted with the prior approval of our Chief Legal Officer. In 2024, none of our NEOs engaged in any hedging transactions.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to any person who is a "covered employee" under this rule. The term "covered employee” includes any person who is or was a named executive officer of the Company under the proxy disclosure rules in any year after 2016. Accordingly, to the extent that compensation in excess of $1 million is payable to any such person, it is likely that the excess amount will not be deductible by the Company or its subsidiaries for federal income tax purposes. The Committee has from time to time considered the impact of Section 162(m) on elements of our compensation program, but strongly believes that the deductibility of compensation is just one of many important factors in determining our compensation philosophy.
Impact of the Most Recent Say on Pay Vote
At our 2024 Annual Meeting held on June 3, 2024, we held an advisory vote on executive compensation, or "Say on Pay" vote, and while a majority of the votes cast by stockholders were voted in favor of our executive compensation program at that meeting, a significant number of votes were cast against our executive compensation program.
Our executive compensation program is designed to pay for performance and effectively balance executive and stockholder interests. The Committee considered the outcome of the "Say on Pay" vote from the 2024 Annual Meeting, and while it continues to believe that our executive compensation structure, which includes long-term agreements with each of our NEOs and delivers a significant majority of NEO compensation in performance-based vehicles, is effective in meeting our compensation objectives, it took note of the significant percentage of stockholders who cast their advisory vote against our executive compensation program at the 2024 Annual Meeting. Following the 2024 Annual Meeting, we engaged in stockholder outreach to discuss our compensation program and philosophies. Following that engagement, we took additional steps to further enhance our program, as described under "Stockholder Engagement and Board Responsiveness" beginning on page 52.
In addition, we remain committed to giving stockholders an annual opportunity to express their views on our executive compensation program. See "Proposal Three—Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay") on page 98 for additional information on the 2025 "Say on Pay" vote.

2025 PROXY STATEMENT	81

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Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended that the Compensation Discussion and Analysis be included in this proxy statement.
This report is respectfully submitted by the members of the Compensation Committee of the Board.
Paul A. Gould Chair
Richard W. Fisher
Debra L. Lee
Kenneth W. Lowe
Geoffrey Y. Yang
Executive Compensation Tables
The following tables set forth compensation information for our NEOs.
2024 Summary Compensation Table
The following Summary Compensation Table provides information concerning the 2024 compensation of our Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers at fiscal year end (December 31, 2024) ("named executive officers" or "NEOs"). For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
David M. Zaslav President and Chief Executive Officer	2024		3,000,000		23,098,980		23,897,060	1,922,523	(6)	51,918,563
	2023		3,000,000		23,078,769		22,000,000	1,623,777		49,702,546
	2022		3,057,692		12,025,683	1,448,138	21,831,456	925,489		39,288,458
Gunnar Wiedenfels Chief Financial Officer	2024		2,126,554		8,304,908	1,753,532	4,811,246	61,344	(7)	17,057,584
	2023		2,049,154		8,357,236	2,073,019	4,551,770	25,791		17,056,970
	2022		1,952,996		8,061,276		3,472,000	18,342		13,504,614
Bruce L. Campbell Chief Revenue and Strategy Officer	2024		2,658,193		8,700,661	1,725,068	6,633,976	61,992	(8)	19,779,890
	2023		2,561,443		8,758,506	2,028,321	4,865,650	54,356		18,268,276
	2022		2,386,815		6,558,066		4,780,000	19,164		13,744,045
Jean-Briac Perrette CEO and President, Global Streaming and Games	2024		2,658,193		8,700,661	1,863,124	6,400,990	101,595	(9)	19,724,563
	2023		2,561,443		8,758,506	2,202,585	5,959,650	660,517		20,142,701
	2022		2,337,916		6,861,378		4,780,000	95,904		14,075,198
Gerhard Zeiler(10) President, International	2024		1,866,175		6,228,679	1,217,697	4,695,664	787,343	(11)	14,795,558
	2023		1,812,180		6,267,944	1,431,758	3,706,618	89,659		13,308,159
	2022	*	1,330,813	2,946,504	3,178,270		2,734,429	77,573		10,267,589
*    Partial year. Mr. Zeiler joined the Company on April 8, 2022 upon completion of the WarnerMedia Transaction.
(1)The dollar amounts in this column represent the actual salary amount that each NEO earned in 2024. Amounts may vary from salary amounts stated in their respective employment agreements due to increases from the Annual Base Salary Review (as discussed in the CD&A) as well as the timing of payments made under our normal payroll practices.

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(2)The amounts in this column represent the grant date fair value, computed in accordance with FASB ASC Topic 718, of PRSUs and RSUs for each of the applicable fiscal years. For each of the RSU awards and PRSU awards without a market condition, the grant date fair value is calculated using the closing price of our common stock on the grant date as if these awards were fully vested and issued on the grant date. See Note 15 to our 2024 Form 10-K for information regarding the value determination of the PRSU awards without a market condition. For the PRSU awards with a market condition, the grant date fair values were calculated using a Monte Carlo simulation model, determined based on the probable outcome of the performance condition as of the grant date. There can be no assurance that these grant date fair values will ever be realized by any NEO. See the 2024 Grants of Plan-Based Awards table for additional information on PRSU and RSU awards made in 2024.
(3)The amounts in this column reflect the grant date fair value computed in accordance with FASB ASC Topic 718 with respect to option awards granted to our NEOs for each of the applicable fiscal years. We calculate the grant date fair value using the Black-Scholes model, using the assumptions described in Note 15 to our 2024 Form 10-K. These amounts do not reflect actual payments made to our NEOs. There can be no assurance that the full grant date fair value will ever be realized by any NEO.
(4)These amounts reflect the cash performance awards earned by the applicable NEO for 2024. These amounts were calculated as described in the CD&A beginning on page 51.
(5)The table below outlines payments made on behalf of the NEOs under our U.S. benefit plans in 2024. For more information regarding these benefits, please see "NEO Compensation in 2024—Retirement Plans and Other Benefits" beginning on page 74 in the CD&A.

		Disability/Long Term Care ($)	Matching Contributions
	Basic Life ($)		401(k) ($)
Mr. Zaslav	1,805	6,912	20,700
Mr. Wiedenfels	1,805	4,361	20,700
Mr. Campbell	1,805	5,485	20,213
Mr. Perrette	1,805	1,316	11,885
Mr. Zeiler	2,457	1,309	0
In addition to the U.S. benefits described above, we made payments on behalf of Mr. Zeiler as follows: $114,607 for an Austrian pension plan.
(6)Includes $17,446 for a car allowance and $991,179 for costs related to personal security for Mr. Zaslav at his residences and during personal travel. See "Compensation Discussion and Analysis - NEO Compensation in 2024 - Retirement Plans and Other Benefits - CEO Security" on page 76 in the CD&A for more information regarding our policies for Mr. Zaslav's security. The amount reported also includes $813,990 for personal use of corporate aircraft (including family travel for which Mr. Zaslav is not provided a tax gross-up) and $16,249 for tax gross-ups associated with business associate and spousal travel on corporate aircraft at the request of the Company that is considered business use. See "Compensation Discussion and Analysis - NEO Compensation in 2024—Retirement Plans and Other Benefits—Aircraft Usage" on page 75 in the CD&A for more information regarding our policies for Mr. Zaslav’s use of corporate aircraft. In addition, in connection with the Company's role as media partner to the 2024 Olympic Games, our NEOs attended the Games to help host key WBD business partners and clients and enhance those business relationships. Our NEOs, including Mr. Zaslav, had the option to bring a guest whose flights and other expenses were paid for by the Company (the "Olympics Hospitality Program"). The amount reported also includes $22,876 for the Olympics Hospitality Program and $28,300 for reimbursement of tax liabilities associated with the Olympics Hospitality Program. See footnote 5 of the 2024 Director Compensation Table for more information on the Olympics Hospitality Program.
(7)Includes $16,877 for the Olympics Hospitality Program and $17,601 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.
(8)Includes $15,900 for the Olympics Hospitality Program and $16,582 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.
(9)Includes $42,481 for personal tax services provided to Mr. Perrette pursuant to our relocation policy due to his relocation from the U.K. to the U.S. in 2022. The amount reported also includes $27,784 for spousal attendance at Company events, including the Olympics Hospitality Program, and $16,324 for reimbursement of tax liabilities associated with the Olympics Hospitality Program.
(10)Mr. Zeiler resides in Austria and his salary is denominated in Euros. To the extent Mr. Zeiler's compensation is denominated in Euros, we converted such amounts to United States dollars using a conversion rate of 1.08, which is the average of the monthly Bloomberg spot rates as of the second business day prior to each month end during 2024. This may not have been the conversion rate in effect at the time the payments were made.
(11)Mr. Zeiler's primary work location is New York and his permanent residence is Austria. The amount reported includes $147,754 for a furnished apartment in New York, $153,282 for the costs of travel between New York and Austria and $367,933 for tax gross-ups associated with the furnished apartment and cost of travel.

2025 PROXY STATEMENT	83

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2024 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Estimated Future Payouts Under Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Threshold ($)	Target(1) ($)		Maximum(2) (#)		Threshold (#)	Target (#)		Maximum (#)
D. Zaslav WBD Common Stock			0	22,000,000		27,500,000
	3/27/2024	3/27/2024						0	341,297	(3)	682,594	(3)						2,948,806
	3/27/2024	3/27/2024						0	1,023,891	(4)	2,047,782	(4)						8,846,418
	3/27/2024	3/27/2024						0	1,308,305	(5)	2,616,610	(5)						11,303,756
G. Wiedenfels WBD Common Stock			0	3,749,200		6,561,100
	3/1/2024	3/1/2024													397,356	(6)		1,753,532
	3/1/2024	3/1/2024											227,532	(7)				1,972,702
	3/1/2024	3/1/2024						0	455,063	(8)	1,365,189	(8)						4,359,504
	3/1/2024	3/1/2024						0	227,532	(9)	455,064	(9)						1,972,702
B. Campbell WBD Common Stock			0	5,356,000		9,373,000
	3/1/2024	3/1/2024													422,190	(6)		1,725,068
	3/1/2024	3/1/2024											241,752	(7)				2,095,990
	3/1/2024	3/1/2024						0	483,504	(8)	1,450,512	(8)						4,631,968
	3/1/2024	3/1/2024						0	227,532	(9)	455,064	(9)						1,972,702
J. Perrette WBD Common Stock			0	5,356,000		9,373,000
	3/1/2024	3/1/2024													422,190	(6)		1,863,124
	3/1/2024	3/1/2024											241,752	(7)				2,095,990
	3/1/2024	3/1/2024						0	483,504	(8)	1,450,512	(8)						4,631,968
	3/1/2024	3/1/2024						0	227,532	(9)	455,064	(9)						1,972,702
G. Zeiler WBD Common Stock			0	3,340,143	[10]	5,845,250	[10]
	3/1/2024	3/1/2024													298,017	(6)		1,217,697
	3/1/2024	3/1/2024											170,649	(7)				1,479,527
	3/1/2024	3/1/2024						0	341,297	(8)	1,023,891	(8)						3,269,625
	3/1/2024	3/1/2024						0	170,649	(9)	341,298	(9)						1,479,527
(1)These amounts reflect the possible payouts with respect to awards of annual cash bonus for performance in 2024. Each of the foregoing bonuses are subject to the Compensation Committee's authority to exercise "downward discretion." These amounts of annual cash bonus awards actually paid for performance in 2024 are disclosed in the Non-Equity Incentive Plan Compensation column of the 2024 Summary Compensation Table. For more information regarding the terms of these annual cash bonus awards, please see "Compensation Discussion and Analysis - NEO Compensation in 2024 - Annual Cash Bonus Awards" beginning on page 58.
(2)Amounts in excess of this maximum may be paid by the Committee on a discretionary basis.
(3)These amounts represent Annual PRSU awards. The Annual PRSUs vest if WBD achieves certain one-year financial performance targets. In February 2025, the Compensation Committee certified that the financial target had been over-achieved and certified the PRSUs to vest at 200% of target. Of the amount that vested, 70% was distributed on February 24, 2025 and 30% will be distributed on January 6, 2028, assuming Mr. Zaslav continues to be employed by WBD. For more information regarding these awards, please see "Compensation Discussion and Analysis - NEO Compensation in 2024 - Long-Term Incentive Compensation."
(4)These amounts represent Annual PRSU awards. The Annual PRSUs vest if Mr. Zaslav achieves certain one-year strategic performance goals, which the Compensation Committee certified were achieved in February 2025. In addition, because of over-achievement of the related financial metric, these Annual PRSUs vested at 200% of target. Of the grant, 70% was distributed on February 24, 2025 and 30% will be distributed on January 6, 2028, assuming Mr. Zaslav continues to be employed by WBD. For more information regarding these awards, please see "Compensation Discussion and Analysis— NEO Compensation in 2024—Long-Term Incentive Compensation."
(5)These amounts represent Supplemental PRSU awards granted to our CEO in 2024. The Supplemental PRSUs vest if WBD achieves certain one-year financial performance targets. In February 2025, the Compensation Committee certified that the financial target had been over-achieved and certified the PRSUs to vest at 200% of target. Of the amount that vested, 70% was distributed on February 24, 2025 and 30% will be distributed on January 6, 2028, assuming Mr. Zaslav continues to be employed by WBD. For more information regarding these awards, please see "Compensation Discussion and Analysis—NEO Compensation in 2024—Long-Term Incentive Compensation."
(6)These amounts represent stock options that will vest in three substantially equal installments on the first, second, and third anniversaries of the grant date and expire on March 1, 2031.
(7)These amounts represent restricted stock units that will vest in three substantially equal installments on the first, second, and third anniversaries of the grant date.

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(8)These amounts represent Annual PRSU awards, with two separate performance vesting criteria: (a) a two-year performance period from January 1, 2024 to December 31, 2025 based on a financial target, and (b) a three-year relative TSR modifier based on our relative TSR performance versus the S&P 500 Media and Entertainment Index for calendar years 2024-2026. The Annual PRSUs will vest on the third anniversary of the grant date. The Committee will certify our financial performance in February 2026 and determine the relative TSR performance following the end of 2026 and modify the payout of the Annual PRSUs accordingly. For more information regarding these awards, please see "Compensation Discussion and Analysis—Long-Term Incentive Compensation."
(9)These amounts represent Supplemental PRSU awards granted in 2024. The Supplemental PRSUs vest 50% on the second and third anniversaries of the grant date if WBD achieves certain two-year financial performance targets. The Compensation Committee will certify the Company's performance versus the two-year performance period in February 2026. For more information regarding these awards, please see "Compensation Discussion and Analysis—NEO Compensation in 2024—Long-Term Incentive Compensation."
(10)Mr. Zeiler's compensation is paid in Euros; therefore, the financial performance of Mr. Zeiler's bonus payout was determined in Euros. Those amounts were then converted into United States dollars at the rate of 1.08 United States dollars per Euro. See "Compensation Discussion and Analysis - NEO Compensation in 2024" on page 56 for more information on the determination of Mr. Zeiler's bonus payout.
Outstanding Equity Awards at 2024 Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)		Market value of shares or units of stock that have not vested ($)(1)	Number of unearned units that have not vested(1)		Market value of unearned units that have not vested(1)
	Option Awards					Stock Awards
D. Zaslav WBD Common Stock	2,435,655	0		$27.35	7/16/2025	115,238	(12)(13)	$1,218,066
	2,211,344	0		$28.72	7/16/2025	345,712	(12)(14)	$3,654,176
	2,155,404	0		$30.15	7/16/2025	441,742	(12)(15)	$4,669,213
	2,393,454	0		$31.66	7/16/2025	682,594	(12)(16)	$7,215,019
	1,571,489	0		$33.24	7/16/2025	2,047,782	(12)(17)	$21,645,056
	989,299	0		$33.24	7/16/2025	2,616,610	(12)(18)	$27,657,568
	1,226,463	408,821	(2)	$35.65	5/16/2028
	759,706	759,708	(3)	$37.43	5/16/2028
	514,036	1,043,649	(4)	$39.30	5/16/2028
	0	1,603,292	(5)	$41.27	5/16/2028
	0	1,682,083	(6)	$43.33	5/16/2028
	340,031	1,020,096	(7)	$35.65	5/16/2028
	0	1,421,234	(8)	$37.43	5/16/2028
	0	1,401,917	(9)	$39.30	5/16/2028
	0	1,270,188	(10)	$41.27	5/16/2028
	0	1,322,488	(11)	$43.33	5/16/2028
	99,066	99,066	(3)	$37.43	1/3/2029
G. Wiedenfels WBD Common Stock	50,741			$24.06	3/1/2025	9,429	(22)	$99,665	$512,164	(28)	$5,413,573
	92,592			$29.08	3/1/2026	106,952	(23)	$1,130,483	$455,063	(29)	$4,810,016
	150,402			$25.70	2/28/2027	49,891	(24)	$527,348	$227,532	(30)	$2,405,013
	97,909	32,637	(19)	$58.18	3/1/2028	85,788	(25)	$906,779
	88,728	180,146	(20)	$15.02	3/1/2030	170,722	(26)	$1,804,532
		397,356	(21)	$8.67	3/1/2031	227,532	(27)	$2,405,013
B. Campbell WBD Common Stock	202,962			$24.06	3/1/2025	9,429	(22)	$99,665	$544,176	(28)	$5,751,940
	126,984			$29.08	3/1/2026	76,540	(36)	$809,028	$483,504	(29)	$5,110,637
	183,346			$25.70	2/28/2027	47,651	(31)	$503,671	$227,532	(30)	$2,405,013
	97,909	32,637	(19)	$58.18	3/1/2028	86,995	(32)	$919,537
	94,274	191,405	(20)	$15.02	3/1/2030	170,722	(26)	$1,804,532
		422,190	(21)	$8.67	3/1/2031	230,677	(33)	$2,438,256

2025 PROXY STATEMENT	85

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)		Market value of shares or units of stock that have not vested ($)(1)	Number of unearned units that have not vested(1)		Market value of unearned units that have not vested(1)
	Option Awards					Stock Awards
J. Perrette WBD Common Stock	54,969			$24.06	3/1/2025	9,429	(22)	$99,665	544,176	(28)	$5,751,940
	92,592			$29.08	3/1/2026	78,432	(23)	$829,026	483,504	(29)	$5,110,637
	150,402			$25.70	2/28/2027	49,891	(34)	$527,348	227,532	(30)	$2,405,013
	97,909	32,637	(19)	$58.18	3/1/2028	91,150	(25)	$963,456
	94,274	191,405	(20)	$15.02	3/1/2030	170,722	(26)	$1,804,532
		422,190	(21)	$8.67	3/1/2031	241,752	(27)	$2,555,319
G. Zeiler WBD Common Stock	66,546	135,110	(20)	$15.02	3/1/2030	23,666	(35)	$250,150	384,124	(28)	$4,060,191
		298,017	(21)	$8.67	3/1/2031	64,341	(25)	$680,084	341,297	(29)	$3,607,509
						128,042	(26)	$1,353,404	170,649	(30)	$1,803,760
						170,649	(27)	$1,803,760
(1)For RSUs and PRSUs that have not vested and or been distributed and were granted before 2023, the value is calculated based on the grant amount and assumes target performance for PRSUs.
For PRSUs that have not vested and were granted in 2023, the value is calculated based on 200% performance which was achieved in 2023 and certified by the Committee in February 2024.
For PRSUs that have not vested and were granted in 2024, the value is calculated based on 200% performance which was achieved in 2024 and certified by the Committee in February 2025.
For PRSUs that are unearned and were granted in 2023, the value is calculated based on exceeding the threshold at the next higher performance measure, 200%.
For PRSUs that are unearned and were granted in 2024, the value is calculated based on target as the initial performance period is through December 31, 2025.
(2)This award vested 25% on each of May 16, 2022, May 16, 2023, and May 16, 2024 and will vest 25% on May 16, 2025.
(3)This award vested 25% on each of May 16, 2023 and May 16, 2024 and will vest 25% on each of May 16, 2025, and May 16, 2026.
(4)This award vested 33% on May 16, 2024 and will vest 33% on May 16, 2025 and 34% on May 16, 2026.
(5)This award will vest 50% on each of May 16, 2025 and May 16, 2026.
(6)This award will vest 100% on May 16, 2026.
(7)This award vested 25% on each of January 1, 2024 and January 1, 2025, and will vest 25% on each of January 1, 2026 and January 1, 2027.
(8)This award vested 25% on January 1, 2025 and will vest 25% on each of January 1, 2026, January 1, 2027, and December 31, 2027.
(9)This award will vest 33% on January 1, 2026 and January 1, 2027 and 34% on December 31, 2027.
(10)This award will vest 50% on January 1, 2027 and 50% on December 31, 2027.
(11)This award will vest 100% on December 31, 2027.
(12)These amounts represent PRSUs granted pursuant to the terms of Mr. Zaslav’s employment agreement. The vesting of the PRSUs is subject to the achievement of certain performance metrics. For details regarding vesting and performance criteria for these PRSUs, please see “Compensation Discussion and Analysis—NEO Compensation in 2024—Long-Term Incentive Compensation.”
(13)These amounts represent PRSUs granted to Mr. Zaslav on March 8, 2023 with a one-year performance period from January 1, 2023 - December 31, 2023. In February 2024, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2024, and the remaining 30% to be distributed in January 2027.
(14)These amounts represent PRSUs granted to Mr. Zaslav on March 8, 2023 with a one-year performance period from January 1, 2023 - December 31, 2023. In February 2024, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2024, and the remaining 30% to be distributed in January 2027.
(15)These amounts represent PRSUs granted to Mr. Zaslav on March 8, 2023 with a one-year performance period from January 1, 2023 - December 31, 2023. In February 2024, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2024, and the remaining 30% to be distributed in January 2027.
(16)These amounts represent PRSUs granted to Mr. Zaslav on March 27, 2024 with a one-year performance period from January 1, 2024 - December 31, 2024. In February 2025, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2025, and the remaining 30% to be distributed in January 2028.

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(17)These amounts represent PRSUs granted to Mr. Zaslav on March 27, 2024 with a one-year performance period from January 1, 2024 - December 31, 2024. In February 2025, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2025, and the remaining 30% to be distributed in January 2028.
(18)These amounts represent PRSUs granted to Mr. Zaslav on March 27, 2024 with a one-year performance period from January 1, 2024 - December 31, 2024. In February 2025, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2025, and the remaining 30% to be distributed in January 2028.
(19)These stock options vest in four equal annual installments beginning March 1, 2022, the first anniversary of the grant date.
(20)These stock options vest in three substantially equal annual installments beginning March 1, 2024, the first anniversary of the grant date.
(21)These stock options vest in three substantially equal annual installments beginning March 1, 2025, the first anniversary of the grant date.
(22)These RSU awards vested 25% on each of March 1, 2022, March 1, 2023, March 1, 2024, and March 1, 2025.
(23)These RSU awards vested 25% on each of March 1, 2023, March 1, 2024, and March 1, 2025, and will vest 25% on March 1, 2026.
(24)These RSU awards vested 33% on each of July 11, 2023 and July 11, 2024 and will vest 34% on July 11, 2025.
(25)These RSU awards vested 33% on March 1, 2024 and March 1, 2025 and will vest 34% on March 1, 2026.
(26)These amounts represent PRSUs granted to the NEO on March 6, 2023, with a one-year performance period from January 1, 2023 to December 31, 2023. In February 2024, the Compensation Committee certified that the Company’s performance versus the performance metric associated with the one-year performance period was “above target” and certified the PRSUs to vest at 200% of target. The PRSUs vested 1/3rd on each of March 6, 2024 and March 6, 2025 and will vest 1/3rd on March 6, 2026.
(27)These RSU awards vest in three substantially equal installments beginning March 1, 2025, the first anniversary of the grant date.
(28)These amounts represent PRSUs granted to the NEO on March 1, 2023, with two separate performance vesting criteria: (a) a one-year performance period from January 1, 2023 to December 31, 2023, and (b) a three-year relative TSR modifier based on our relative TSR performance versus the S&P 500 Media and Entertainment Index for calendar years 2023-2025. In February 2024, the Compensation Committee certified that the Company’s performance versus the performance metric associated with the one-year performance period was “above target” and certified the PRSUs to vest at 200% of target. The Committee will determine our relative TSR performance following the end of 2025 and modify the payout of the PRSUs accordingly.
(29)These amounts represent PRSUs granted to the NEO on March 1, 2024, with two separate performance vesting criteria: (a) a two-year performance period from January 1, 2024 to December 31, 2025, and (b) a three-year relative TSR modifier based on our relative TSR performance versus the S&P 500 Media and Entertainment Index for calendar years 2024-2026. The Compensation Committee will determine the Company’s performance versus the performance metric associated with the two-year performance period following the end of 2025. The Committee will determine our relative TSR performance following the end of 2026 and modify the payout of the PRSUs accordingly. For more information regarding these awards, please see "Compensation Discussion and Analysis—Long-Term Incentive Compensation."
(30)These amounts represent PRSUs granted to the NEO on March 1, 2024, with a two-year performance period from January 1, 2024 to December 31, 2025. The Compensation Committee will determine the Company’s performance versus the performance metric associated with the two-year performance period following the end of 2025. For more information regarding these awards, please see "Compensation Discussion and Analysis—Long-Term Incentive Compensation."
(31)On December 28, 2022, 6,722 RSUs from the overall award of 146,736 RSUs were withheld to pay for FICA taxes. The remaining 140,014 RSUs vests in three substantially equal installments on each of July 9, 2023, July 9, 2024 and July 9, 2025.
(32) On December 8, 2023, 6,233 RSUs from the overall award of 136,044 RSUs were withheld to pay for FICA taxes. The remaining 129,811 RSUs vests in three substantially equal installments on each of March 1, 2024, March 1, 2025 and March 1, 2026.
(33)On December 6, 2024, 11,075 RSUs from the overall award of 241,752 RSUs were withheld to pay for FICA taxes. The remaining 230,677 RSUs vests in three substantially equal installments on each of March 1, 2025, March 1, 2026 and March 1, 2027.
(34)This RSU award vests in three substantially equal installments on each of August 2, 2023, August 2, 2024 and August 2, 2025.
(35)This RSU award vested approximately 50% on February 15, 2023, 32% on February 15, 2024 and 18% on February 15, 2025.
(36)On December 28, 2022, 7,350 RSUs from the overall award of 160,428 RSUs were withheld to pay for FICA taxes. The remaining RSUs vested on March 1, 2023, March 1, 2024, and March 1, 2025 and will vest on March 1, 2026.

2025 PROXY STATEMENT	87

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Option Exercises and Stock Vested in 2024

	Stock Awards
Name	Number of shares acquired on vesting (#)		Value realized on vesting ($)(1)
D. Zaslav
WBD Common Stock	2,289,168	(2)	20,093,634
G. Wiedenfels
WBD Common Stock	263,060	(3)	2,197,036
B. Campbell
WBD Common Stock	255,183	(4)	2,151,742
J. Perrette
WBD Common Stock	251,441	(5)	2,139,395
G. Zeiler
WBD Common Stock	137,588	(6)	1,237,803
(1)Represents the value realized upon RSU and PRSU vesting and distributions listed in the corresponding column of the table, using the closing market price of the Series A common stock on the vesting or distribution date (as applicable).
(2)Represents the distribution of Mr. Zaslav’s 56,572 shares of WBD common stock from his March 1, 2021 PRSU grant; 126,322 shares of WBD common stock from his March 1, 2022 PRSU grant; and 2,106,274 shares of WBD common stock from his March 8, 2023 PRSU grant.
(3)Represents the vesting of (A) RSUs granted to Mr. Wiedenfels on February 28, 2020, March 1, 2021, March 1, 2022, July 15, 2022, and March 1, 2023 and (B) PRSUs granted on March 6, 2023.
(4)Represents the vesting of (A) RSUs granted to Mr. Campbell on February 28, 2020, March 1, 2021, March 1, 2022, July 15, 2022, and March 1, 2023 and (B) PRSUs granted on March 6, 2023. Additionally, this represents the vesting of RSUs granted on March 1, 2024 that were distributed for taxes due to retirement eligibility.
(5)Represents vesting of (A) RSUs granted to Mr. Perrette on February 28, 2020, March 1, 2021, March 1, 2022, August 3, 2022, and March 1, 2023 and (B) PRSUs granted on March 6, 2023.
(6)Represents vesting of (A) RSUs granted to Mr. Zeiler on April 8, 2022 and March 1, 2023 and (B) PRSUs granted on March 6, 2023.

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2024 Nonqualified Deferred Compensation(1)

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
D. Zaslav	—	—	2,272,095	—	78,112,130	(2)
G. Wiedenfels	—	—	485,605	—	3,772,234	(3)
B. Campbell	—	—	998,758	—	9,658,085	(4)
J. Perrette	—	—	—	—	—
G. Zeiler	—	—	—	—	—
(1)This table provides information with respect to the SRP for senior employees in the U.S. For more information regarding the SRP, please see "Compensation Discussion and Analysis—2024 NEO Compensation—Retirement Benefits" above.
(2)$41,895,169 of this amount was reported as compensation to Mr. Zaslav in our Summary Compensation Tables for previous years.
(3)$2,034,602 of this amount was reported as compensation to Mr. Wiedenfels in our Summary Compensation Tables for previous years.
(4)$4,845,167 of this amount was reported as compensation to Mr. Campbell in our Summary Compensation Tables for previous years.
Potential Payments upon Termination or Change in Control
The following table and accompanying narrative disclosures summarize the potential payments and other benefits required to be made available to the NEOs in connection with a termination of their employment or a change in control. Payments or other benefits under benefit plans and policies that apply equally to all salaried employees participating in such plans, including our life insurance plan, are not included below. Similarly, amounts that could be recognized under equity awards that were vested as of December 31, 2024 are not included below, as the treatment of the vested awards for our NEOs is identical to the treatment afforded all employees under the termination scenarios described in this section.
In the event of a change of control, there is a double trigger on potential payments to the NEOs (other than the CEO), requiring both a change of control and an involuntary termination without cause or voluntary termination for good reason occurring within 12 months of the change of control. Upon an NEO's death or disability, RSUs would immediately vest at 100%, and PRSUs would vest based on actual performance. Upon retirement, if an NEO is retirement eligible, RSUs would immediately vest at 100% (provided the awards were granted at least six months prior to the retirement date) and PRSUs would vest pro-rata based on actual performance and the time worked during the relevant performance period. Under no circumstances would any of the NEOs be eligible for a post-termination payment if they were terminated for "cause." Defined terms such as "cause," "good reason," and "change of control" used in this section are described under "Defined Terms Used in this Section" below.
The quantitative examples provided in the table below assume:
■the applicable NEO ceased to be employed by WBD as of the close of business on December 31, 2024;
■the applicable NEO (other than the CEO) was eligible to receive their standard 2024 cash bonus (cash bonus target times Company performance, no performance pool allocation or other discretionary amounts) in all scenarios because the terms of our ICP and other cash bonus programs provide that cash bonus awards are deemed to be earned if the individual is employed on December 31, 2024;
■for stock option awards, the value shown in the table is calculated on a grant-by-grant basis by multiplying the number of unvested options granted by the difference between the exercise price for such option and the closing price of our respective series of common stock on December 31, 2024, $10.57.
■for PRSU/RSU awards, the value shown in the table was calculated on a grant-by-grant basis by multiplying the number of unvested PRSUs/RSUs granted by $10.57, the closing price of our common stock on December 31, 2024, the last trading day of the year, multiplied by 200%. The Committee certified in February 2024 that, based on WBD’s 2023 free cash flow performance versus the pre-established target, these PRSUs were eligible to vest at 200% of target. Whether and to what extent the awards will ultimately vest at 200% or are modified upwards to a maximum of 200% of target or downwards to a minimum payout of 100% of target, will depend on our relative TSR over the three-year period from 2023-2025, as compared to our peers in the S&P 500 Media and Entertainment Index.
■only Messrs. Campbell and Zeiler met the definition of "retirement" as set forth in their applicable agreements and plans as of December 31, 2024; and
■all accrued salary at that assumed termination date was previously paid.

2025 PROXY STATEMENT	89

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Quantification of Payments Upon Termination or Change in Control
The table below summarizes the potential benefits that would have been paid to each of the NEOs had his employment been terminated under any of the circumstances noted as of December 31, 2024. Please see "Defined Terms Used in this Section" for additional information. The summary provided below is qualified in its entirety by reference to the full text of the applicable NEO employment agreement, each of which is filed as an exhibit to the 2024 Form 10-K.

	Voluntary Termination ($)	Death ($)	Disability ($)	Involuntary Termination Without Cause ($)	Voluntary Termination for Good Reason ($)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason Following a Change in Control ($)	Voluntary Termination Within 30 Days after 31st Day Following Change in Control ($)
D. Zaslav
Base Salary	0	0	0	6,000,000	6,000,000	6,000,000	6,000,000
Bonus	23,897,060	23,897,060	23,897,060	47,897,060	47,897,060	47,897,060	47,897,060
Stock Options	0	0	0	0	0	0	0
PRSUs	0	66,059,096	66,059,096	66,059,096	66,059,096	113,059,096	113,059,096
Cobra Premiums	0	44,195	71,203	44,195	44,195	44,195	0
Total	23,897,060	90,000,351	90,027,359	120,000,351	120,000,351	167,000,351	166,956,156	(1)
G. Wiedenfels
Base Salary	0	0	0	3,213,600	3,213,600	3,213,600	0
Bonus	4,061,246	4,061,246	4,061,246	9,685,046	9,685,046	9,685,046	0
Stock Options	0	754,976	754,976	503,318	0	754,976	0
RSUs	0	19,502,422	19,502,422	18,684,717	0	16,795,635	0
Cobra Premiums	0	0	55,887	34,689	34,689	34,689	0
Repatriation	0	231,594	231,594	231,594	231,594	231,594	0
Total	4,061,246	24,550,238	24,606,125	32,352,964	13,164,929	30,715,540	0
B. Campbell
Base Salary	0	0	0	2,678,000	2,678,000	2,678,000	0
Bonus	5,633,976	5,633,976	5,633,976	10,989,976	10,989,976	10,989,976	0
Stock Options	802,161	802,161	802,161	802,161	802,161	802,161	0
RSUs	16,084,454	19,842,279	19,842,279	19,842,279	16,084,454	16,966,309	0
Cobra Premiums	0	0	69,837	43,347	43,347	43,347	0
Total	22,520,591	26,278,416	26,348,253	34,355,763	30,597,938	31,479,793	0
J. Perrette
Base Salary	0	0	0	2,678,000	2,678,000	2,678,000	0
Bonus	5,400,990	5,400,990	5,400,990	10,756,990	10,756,990	10,756,990	0
Stock Options	0	802,161	802,161	267,387	0	802,161	0
RSUs	0	20,046,935	20,046,935	17,431,405	0	17,170,965	0
Cobra Premiums	0	0	66,943	41,551	41,551	41,551	0
Total	5,400,990	26,250,086	26,317,029	31,175,333	13,476,541	31,449,667	0
G. Zeiler
Base Salary	0	0	0	1,876,485	1,876,485	1,876,485	0
Bonus	3,595,665	3,595,665	3,595,665	6,935,808	6,935,808	6,935,808	0
Stock Options	566,232	566,232	566,232	566,232	566,232	566,232	0
RSUs	10,853,223	13,558,858	13,558,858	13,558,858	10,853,223	11,528,762	0
Cobra Premiums	0	0	0	0	0	0	0
Total	15,015,120	17,720,755	17,720,755	22,937,383	20,231,748	20,907,287	0
(1)In the event the Change in Control is solely due to the occurrence of a majority change in Incumbent Directors, and the Executive's employment is not terminated by the Company and without cause or by the Executive for Good Reason within 60 days following the Majority Board Change, the Executive's PRSU's would vest at 150% (instead of 200%) and the total payment would be $155,206,156.

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Defined Terms Used in this Section
The descriptions of potential payments upon termination or change of control set forth above utilize certain terms that are defined in our 2013 Incentive Plan, our WBD Stock Incentive Plan, our Incentive Compensation Program, and in each of the individual employment agreements with our NEOs. Set forth below is a summary of the defined terms referred to in this section.
Defined Terms from 2013 Incentive Plan and WBD Stock Incentive Plan
Under each NEO’s respective award agreement and our standard form of award agreement, a "Change in Control" means an "Approved Transaction," "Control Purchase," or "Board Change," each as defined in the 2013 Incentive Plan or WBD Stock Incentive Plan, as applicable, provided that the transaction actually closes and the qualifying separation from employment occurs within 12 months after the closing date. The meanings of those terms, under the 2013 Incentive Plan and WBD Stock Incentive Plane are as follows:
■"Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, provided that, with respect to clauses (i) through (iv), the Approved Transaction will not occur until the closing of the event described in such clause.
■"Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
■"Control Purchase" under the 2013 Incentive Plan means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chair of the Board, the President and each of the directors of Discovery Holding Company as of the Distribution Date, and (b) the respective family members, estates and heirs of each of the persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs. As used with respect to any person, the term "family member" means the spouse, siblings and lineal descendants of such person.
■"Control Purchase" under the WBD Stock Incentive Plan means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board.

2025 PROXY STATEMENT	91

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Defined Terms from Incentive Compensation Program ("ICP”)
■"Cause" means (i) the conviction of, or nolo contendere to guilty plea, to a felony (whether any right to appeal has been or may be exercised); (ii) conduct constituting embezzlement, material misappropriation or fraud, whether or not related to the executive’s employment with the Company; (iii) conduct constituting a financial crime, material act of dishonesty or conduct in violation of the Company’s Code of Business Conduct and Ethics; (iv) improper conduct substantially prejudicial to the Company’s business; (v) willful unauthorized disclosure or use of Company confidential information;(vi) material improper destruction of Company property; (vii) willful misconduct in connection with the performance of Executive’s duties; and (vii) any other conduct that constitutes Cause under the Company’s policies and procedures.
Defined Terms from Mr. Zaslav's Employment Agreement
■"Cause" means (i) gross neglect, willful malfeasance or willful gross misconduct in connection with Mr. Zaslav’s employment which has had a material adverse effect on the business, unless he reasonably believed in good faith that such act or non-act was in or not opposed to the best interests of the Company; (ii) conviction or plea of guilty or nolo contendere to, or failure to defend against, a felony; (iii) substantial and continuous refusal by Mr. Zaslav to perform his duties or to follow the lawful directions of the Board (provided such directions do not include meeting any specific financial performance metrics); (iv) material breach of the restrictive covenants in Mr. Zaslav’s employment agreement; (v) violation of any policy of the Company that is generally applicable to all employees or all officers or the Company’s code of conduct, that Mr. Zaslav knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; or (vi) Ms. Zaslav’s failure to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company’s business practices. The "Cause" definition includes a requirement of notice and certain opportunities to cure.
■"Good Reason" means (1) reduction of Mr. Zaslav’s base salary; (2) material reduction in the amount of the annual bonus which he is eligible to earn; (3) relocation of his primary office at the Company to a facility or location that is more than 40 miles away from his primary office location immediately prior to such relocation and is further away from his residence; (4) material reduction of his duties; or (5) material breach of his employment agreement. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.
■"Change in Control" means (A) the merger, consolidation or reorganization of the Company with any other company (or our issuance of voting securities as consideration in a merger, consolidation or reorganization of a subsidiary with any other company) other than such a merger, consolidation or reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the other entity) at least 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger, consolidation or reorganization, (B) within any 12 month period, incumbent directors (those persons serving as members of the Board at the beginning of the applicable 12-month period and any other person nominated for election or elected to the Board by a majority of the persons then serving on the Board who are treated as Incumbent Directors, unless such person’s election, or nomination for election, to the Board was as a result of, or in connection with, a proxy contest) shall cease to constitute a majority of the members of the Board; (C) any person, including a group as defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, other (i) than Advance/Newhouse Programming Partnership (individually and with its affiliates) or (ii) John C. Malone (individually and with his respective affiliates) or his heirs shall acquire stock representing 33% or more of the combined voting power of the voting securities of the Company; or (D) the consummation by the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. Notwithstanding the foregoing, a Change in Control will not accelerate the payment of any "deferred compensation" (as defined under Section 409A) unless the Change in Control also qualifies as a change in control under Treasury Regulation Section 1.409A-3(i)(5). Mr. Zaslav’s employment agreement specifically excluded the WarnerMedia Transaction, but not subsequent events, from the definition of Change in Control.
■"Majority Board Change" means the consummation by the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than any such sale or disposition to an entity for which either (i) Advance/Newhouse Programming Partnership (individually and with its affiliates) continues to be entitled to exercise its Preferred A Blocking Rights and Robert Miron or Steven Miron is a member of the surviving company's board (or Steven Newhouse has board observation rights), or (ii) Dr. Malone (individually and with his affiliates) or his heirs continues to be entitled to exercise his Common B Blocking rights.

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Defined Terms from Mr. Wiedenfels’ Employment Agreement
■"Cause" means: (i) the conviction of, or nolo contendere or guilty plea, to a felony (whether any right to appeal has been or may be exercised); (ii) conduct constituting embezzlement, material misappropriation or fraud, whether or not related to Mr. Wiedenfels’ employment with the Company; (iii) conduct constituting a financial crime, material act of dishonesty or conduct in violation of Company’s Code of Ethics or the Company's other written policies; (iv) improper conduct substantially prejudicial to the Company’s business (whether financial or otherwise); (v) willful unauthorized disclosure or use of Company confidential information; (vi) material improper destruction of Company property; or (vii) willful misconduct in connection with the performance of Mr. Wiedenfels’ duties. "Cause" also includes him materially neglecting his duties or engaging in other conduct that breaches his employment agreement, subject to a one-time notice and cure opportunity.
■"Good Reason" means the occurrence of any of the following events without Mr. Wiedenfels’ consent: (a) a material reduction in Mr. Wiedenfels’ duties or responsibilities; (b) a material change in his work location from the New York, NY metropolitan area; (c) a material breach by us of the agreement; or (d) a change of his reporting relationship to a level below the Company’s Chief Executive Officer. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.
Defined Terms from Mr. Campbell’s Employment Agreement
■"Cause" generally has the same meaning as in Mr. Wiedenfels’ employment agreement.
■"Good Reason" generally has the same meaning as in Mr. Wiedenfels' employment agreement, but does not include the removal of legal and/or consumer products and experiences divisions from Mr. Campbell's duties or responsibilities.
Defined Terms from the Mr. Perrette’s Employment Agreement
■"Cause" generally has the same meaning as in Mr. Wiedenfels’ employment agreement.
■"Good Reason" means the occurrence of any of the following events without Mr. Perrette’s consent: (a) a material reduction in Mr. Perrette’s duties or responsibilities; (b) a material change in his work location from the Los Angeles, CA metropolitan area; or (c) a change of his reporting relationship to a level lower than the CEO of the Company. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.
Defined Terms from the Mr. Zeiler’s Employment Agreement
■"Cause" generally has the same meaning as in Mr. Wiedenfels’ employment agreement.
■"Good Reason" means the occurrence of any of the following events without Mr. Zeiler’s consent: (a) a material reduction in Mr. Zeiler’s duties or responsibilities; (b) a material change in his work location from the New York metropolitan area; or (c) a material breach by us of the agreement. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.

2025 PROXY STATEMENT	93

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Pay Versus Performance Table (2020-2024)
The following table reports the compensation of our CEO and the average compensation of the other non-CEO NEOs as reported in the Summary Compensation Table for the past five fiscal years, as well as Compensation Actually Paid ("CAP") as calculated under SEC Pay-Versus-Performance ("PVP") disclosure requirements and certain performance measures required by the rules. Dollar amounts reported as CAP are computed in accordance with Item 402(v) of Regulation S-K, and our Board believes that it is important to recognize that these amounts do not reflect the actual amount of compensation earned by or paid to our CEO and non-CEO NEOs during the applicable years.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)(2)	Average Summary Compensation Table Total for Non-CEO NEOs(2)(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Fixed Initial $100 Investment on December 31, 2019		Net Income (in millions)(6)	Adjusted EBITDA(*) (in millions)(7)
					WBD	Peer Group(5)
2024	$51,918,563	$63,582,984	$17,839,399	$16,974,522	$32	$220	$(11,482)	$9,032
2023	$49,702,546	$64,741,835	$17,194,027	$19,194,735	$35	$156	$(3,079)	$10,200
2022	$39,288,458	$(40,926,334)	$12,897,862	$8,377,049	$29	$94	$(7,297)	$7,718
2021	$246,573,481	$100,779,562	$10,960,057	$8,862,525	$72	$167	$1,197	$3,817
2020	$37,710,462	$3,723,331	$7,932,449	$5,441,613	$92	$132	$1,355	$4,196
(*)    A non-GAAP financial measure; see Appendix D for additional details.
(1)In calculating CAP to the CEO for each year in the table, the following amounts in the table below were deducted from and added to the Summary Compensation Table totals reported in the PVP table above:
CEO — Summary Compensation Table Total to CAP Reconciliation

Fiscal Year	Summary Compensation Total	Summary Compensation Table Total for Stock Awards	Summary Compensation Table Total for Option Awards	Awards Granted During the Year and Outstanding and Unvested as of FYE: Fair Value as of FYE	Awards Granted in Prior Years Outstanding and Unvested as of FYE: Change in Fair Value as of FYE (from Prior FYE)	Awards Granted During the FY that Vested during the FY: Fair Value as of the Vesting Date	Awards Granted in Prior FYs that Vested During the FY: Change in Fair Value as of the Vesting Date (from Prior FYE)	Awards that Fail to Meet the Applicable Vesting Conditions During the FY: Fair Value as of FYE	Dollar Value of any Dividends or other Earnings paid on Awards (not otherwise included in total compensation)	Total Compensation Actually Paid
2024	51,918,563	(23,098,980)	—	56,517,642	(11,854,629)	—	(9,899,612)	—	—	63,582,984
2023	49,702,546	(23,078,769)	—	34,242,033	1,585,715	—	2,290,310	—	—	64,741,835
2022	39,288,458	(12,025,683)	(1,448,138)	4,309,229	(80,586,333)	—	9,536,133	—	—	(40,926,334)
2021	246,573,481	(13,165,436)	(202,889,764)	94,913,135	(38,068,152)	—	13,416,298	—	—	100,779,562
2020	37,710,462	(12,501,020)	—	14,636,408	(28,358,989)	—	(7,763,530)	—	—	3,723,331
Our CEO does not have any accumulated benefit under any defined benefit or actuarial pension plans; accordingly, we did not deduct or add any amounts with respect to defined benefit pension plans in calculating CAP to the CEO.
(2)    In calculating CAP, the following assumptions were made with respect to adjustments:
(a) for PRSUs without the relative TSR modifier and all RSUs awarded to the CEO and non-CEO NEOs, which included grants made from 2017 through 2024, the awards were re-valued based on the applicable WBD or DISCA stock price on each of December 30, 2020 ($30.09), December 31, 2021 ($23.54), December 30, 2022 ($9.48) and December 29, 2023 ($11.38), and December 31, 2024 ($10.57).
(b) for PRSUs with the relative TSR modifier awarded to the non-CEO NEOs, which included a portion of the grants made in 2023 and 2024, the awards were re-valued using a Monte Carlo simulation that determines the probability that the performance targets will be achieved.
(c) for stock options awarded to the CEO and non-CEO NEOs, which included grants made from 2018 through 2024, the awards were re-valued as of December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023, and December 31, 2024 using the Black-Scholes option-pricing model. The assumptions used for each valuation date included stock price, risk-free rate, stock price volatility and expected life as determined in accordance with FASB ASC Topic 718.
(3)    The non-CEO NEOs used for purposes of calculating the average shown for 2024, 2023 and 2022 were: Gunnar Wiedenfels, Chief Financial Officer, Bruce Campbell, Chief Revenue and Strategy Officer, JB Perrette, President and Chief Executive Officer, Global Streaming and Games, and Gerhard Zeiler, President, International. The non-CEO NEOs used for purposes of calculating the average shown for 2021 and 2020 were: Gunnar Wiedenfels, Chief Financial Officer, Bruce Campbell, Chief Development, Distribution and Legal Officer, JB Perrette, President and Chief Executive Officer, Discovery International, and David Leavy, Chief Corporate Operating Officer.

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(4)    In calculating Average CAP to non-CEO NEOs for each year in the table, the following amounts in the table below were deducted from and added to the Summary Compensation Table totals reported in the PVP table above:
Average Non–CEO NEOs — Summary Compensation Table Total to CAP Reconciliation

Fiscal Year	Summary Compensation Total	Summary Compensation Table Total for Stock Awards	Summary Compensation Table Total for Option Awards	Awards Granted During the Year and Outstanding and Unvested as of FYE: Fair Value as of FYE	Awards Granted in Prior Years Outstanding and Unvested as of FYE: Change in Fair Value as of FYE (from Prior FYE)	Awards Granted During the FY that Vested during the FY: Fair Value as of the Vesting Date	Awards Granted in Prior FYs that Vested During the FY: Change in Fair Value as of the Vesting Date (from Prior FYE)	Awards that Fail to Meet the Applicable Vesting Conditions During the FY: Fair Value as of FYE	Dollar Value of any Dividends or other Earnings paid on Awards (not otherwise included in total compensation)	Total Compensation Actually Paid
2024	17,839,399	(7,983,727)	(1,639,855)	11,809,981	(1,981,594)	—	(1,069,682)	—	—	16,974,522
2023	17,194,027	(8,035,548)	(1,933,921)	10,730,655	392,394	—	847,128	—	—	19,194,735
2022	12,897,862	(6,164,747)	—	2,577,204	(1,326,381)	—	393,111	—	—	8,377,049
2021	10,960,057	(1,919,984)	(2,442,832)	495,534	(824,947)	—	2,594,697	—	—	8,862,525
2020	7,932,449	(1,588,691)	(1,322,873)	1,389,376	(374,464)	—	(594,184)	—	—	5,441,613
Our non-CEO NEOs do not have any accumulated benefit under any defined benefit or actuarial pension plans; accordingly, we did not deduct or add any amounts with respect to defined benefit pension plans in calculating CAP to the non-CEO NEOs.
(5)    Peer group used for purposes of this column is the S&P 500 Media and Entertainment Index.
(6)    Net Income is as reported in our Annual Report on Form 10-K for the applicable year.
(7)    Our Company-selected measure is Adjusted EBITDA, which is a non-GAAP financial measure. See page 59 in our Compensation Discussion and Analysis under the heading "2024 Financial Metrics" for a definition of Adjusted EBITDA.

CEO and Average Non-CEO NEO CAP Pay-Versus-Performance
The following graphs illustrate the relationship between the CAP of our CEO and average non-CEO NEO ("Average NEO") and WBD's TSR, Net Income and Adjusted EBITDA performance over the five-year period from 2020 to 2024. The volatility in our stock price over the five-year period can be attributed to the impact of the WarnerMedia Transaction, as well as other separate factors that were beyond our control. While the Committee believes that driving stock price appreciation and TSR performance are important objectives for our CEO and non-CEO NEOs, it also believes that achieving other financial objectives, such as Adjusted EBITDA and FCF, as well as achieving other strategic objectives, such as growing our DTC business, are equally important and it has sought to align our executive compensation with these objectives, as further discussed in the CD&A in this proxy statement.
The five-year compensation history of the CEO and the average NEO shows that the disclosed CAP generally aligns with WBD's TSR, Net Income and Adjusted EBITDA performance. The exception to this was the CEO's CAP in 2021 which includes the option grant made to Mr. Zaslav in connection with the signing of the WarnerMedia Transaction and his entry into a new employment agreement. All of the 2021 options awarded to Mr. Zaslav have a strike price that is higher than the current trading price of WBD common stock. If the 2021 option grant were excluded, Mr. Zaslav's CAP in 2021 would have been substantially lower and better aligned with TSR, Net Income, and Adjusted EBITDA performance for the five-year period.

2025 PROXY STATEMENT	95

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CEO and Average NEO CAP vs. TSR*
*    The 5-year compensation history of the CEO and the average NEO shows that the disclosed CAP generally aligns with WBD's TSR, Net Income and Adjusted EBITDA performance. The exception to this was the CEO's CAP in 2021, which includes the option grant made to Mr. Zaslav in connection with the signing of the WarnerMedia Transaction and his entry into a new employment agreement. If the option grant were excluded, Mr. Zaslav's CAP in 2021 would have been less than his CAP in 2020, which aligns with our TSR, Net Income and Adjusted EBITDA performance in 2020 versus 2021.
CEO and Average NEO CAP vs. Net Income (GAAP)
CEO and Average NEO CAP vs. Adjusted EBITDA (Non-GAAP)

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Overall, the Committee believes the executive compensation program strikes an appropriate balance between incentivizing our executives based on performance, as well as utilizing market competitive pay practices. This is also evidenced by the performance metrics the Committee selected to link pay with performance as described in the section below. See our "Compensation Discussion and Analysis" in this proxy statement for additional information regarding WBD's pay-for-performance philosophy.
Company Performance Measures
Our executive compensation programs are designed to implement our pay-for-performance compensation philosophy. We strive to ensure a strong alignment between the interests of our stockholders and those of our executives. To align pay and performance, the Committee seeks to utilize metrics that will incentivize our executives to execute against our strategic priorities and deliver long-term sustainable growth. The metrics listed below are the performance measures the Committee deemed as most important for purposes of determining 2024 compensation as further described in our "Compensation Discussion and Analysis" in this proxy statement. Adjusted EBITDA, Net Revenue and Year-End Paid DTC Subscribers were the financial metrics used in our 2024 cash bonus program for the CEO and CFO and the 2024 ICP. FCF was the financial metric used for the 2024 Annual PRSU awards and the Supplemental PRSU awards granted in 2024.

2024 Most Important Performance Measures(1)
Adjusted EBITDA
Net Revenue
Free Cash Flow
Year-End Paid DTC Subscribers
(1)See "2024 Financial Metrics" beginning on page 59 for more information on Adjusted EBITDA, Net Revenue and Year-End Paid DTC Subscribers and page 70 for more information on FCF.
CEO Pay Ratio Disclosure
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to provide the ratio of the annual total compensation of our CEO to the annual total compensation of the median-paid employee of the Company ("Median Employee"). Our 2024 CEO to Median Employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K, and represents a reasonable estimate.
As permitted under SEC rules, we used the same median employee that we used for purposes of disclosing our 2022 pay ratio as there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.
As described in our proxy statement filed on March 29, 2023, to determine our employee population, we defined "employee" as any full-time, part-time or temporary individual employed and paid by us or any of our consolidated subsidiaries as of December 31, 2022. We did not include freelance workers, temporary individuals employed and paid by a third party or independent contractors. To identify the Median Employee from our employee population, we used base salary amounts as of December 31, 2022 as our consistently applied compensation measure. For employees paid in foreign currencies, we converted their base salary into U.S. dollar amounts using an exchange rate as of December 31, 2022. We then sorted the employees (excluding our CEO) by their U.S. dollar equivalent base salary amounts and thereby identified our Median Employee.
Using the same methodology we used for our NEOs (including our CEO) as set forth in the 2024 Summary Compensation Table resulted in our Median Employee having annual total compensation of $130,316. The 2024 annual total compensation for our CEO as disclosed in the 2024 Summary Compensation Table was $51,918,563. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 398 to 1.

2025 PROXY STATEMENT	97

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Proposal Three Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay")

The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" this Proposal Three and the following resolution:
"RESOLVED, that the stockholders of Warner Bros. Discovery, Inc., approve, on an advisory basis, the compensation paid to Warner Bros. Discovery, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the executive compensation tables and related narrative discussion."

As described in detail in the Compensation Discussion and Analysis beginning on page 51 of this proxy statement, our executive compensation program is designed to attract, retain, motivate and reward talented executives who can continue to grow our business and engage audiences around the world. Under our program, our NEOs are rewarded for individual and collective contributions to WBD’s success consistent with our "pay-for-performance" orientation. Furthermore, our executive compensation program is aligned with the nature and dynamics of our business, which focuses management on achieving our annual and long-term business strategies and objectives.
The Compensation Committee of the Board regularly reviews our executive compensation program to ensure that it achieves our desired goals of emphasizing long-term value creation and aligning the interests of management and stockholders through the use of, among other things, equity-based awards. As we describe in the Compensation Discussion and Analysis beginning on page 51 of this proxy statement, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. At the same time, we believe our program does not encourage management to take excessive risks. Please read the entire Compensation Discussion and Analysis beginning on page 51 of this proxy statement for additional details about our executive compensation program, including detailed information about the 2024 compensation paid to our NEOs.
The Board is asking stockholders to support our executive compensation program, as described in this proxy statement. As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company, the Board or the Committee, or create or imply any change to, or additional fiduciary duties for, the Company, the Board or the Committee. However, the Committee and our Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.
If your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal Three if you want your broker to vote your shares on this matter.

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Other Matters

Proposal Four Approval of Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.
The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" this Proposal Four
At this meeting, we are asking you to approve an amendment and restatement of our certificate of incorporation (in its existing form, the “Current Certificate,” and as amended and restated, the “Third Restated Certificate”). Our Board has approved, and recommends that our stockholders approve, the Third Restated Certificate, which amends and restates our Current Certificate to, among other things, allow stockholders who own 20% or more of the voting power of all shares of the Company entitled to vote generally in the election of directors, and who comply with the other applicable requirements and procedures (including a one (1) year holding period), to call a special meeting of the stockholders (this "Proposal Four"). Under our Current Certificate, special meetings of our stockholders may only be called by the Chairperson of the Board or the Chief Executive Officer or pursuant to a resolution of the Board adopted by at least a majority of the directors then in office.
In addition, this Proposal Four proposes to eliminate certain inoperative provisions in our Current Certificate. Specifically, the Current Certificate provided for the Company’s stock reclassification (the “Stock Reclassification Provisions”) in connection with the combination of Discovery, Inc. and the WarnerMedia business (the “WarnerMedia Transaction”). The Third Restated Certificate no longer includes the Stock Reclassification Provisions because the reclassification was effected in connection with the completion of the WarnerMedia Transaction.
Our Current Certificate also contains certain provisions relating to the classified board structure (the “Classified Board Provisions”) of the Company. That structure will be fully sunsetting, and the Board will be fully declassified, as of the 2025 Annual Meeting pursuant to the terms of the Current Certificate. Accordingly, the Classified Board Provisions will no longer be operative, and the proposed amendments reflected in the Third Restated Certificate would therefore eliminate the Classified Board Provisions and replace them with provisions providing for uniform one-year terms for directors. Further, under the Current Certificate, directors could be removed only for cause; however, following the sunsetting of the classified board structure and the removal of the Classified Board Provisions, stockholders will have the ability to remove directors with or without cause, by a majority vote.
The Third Restated Certificate also reflects other customary provisions, including (i) that the Board is empowered to exercise all powers except those specifically prohibited by statute or the Third Restated Certificate, and (ii) that director elections need not be conducted by ballot unless required by the Bylaws.
Our Board regularly reviews its corporate governance practices in the context of market trends and stockholder perspectives, and recognizes that providing stockholders the ability to request special meetings is viewed by some stockholders as an important corporate governance practice. Following our 2024 Annual Meeting, the Board and the Nominating and Corporate Governance Committee ("Nominating Committee") acknowledged that the vote outcome on the stockholder proposal presented at the 2024 Annual Meeting requesting that we provide stockholders with the ability to call a special meeting represented a call to action. The Nominating Committee conducted an analysis of the prevalence of the right to call a special meeting at our immediate peer companies as well as at companies within the S&P 500 Index. The Nominating Committee also evaluated the proxy voting guidelines of our largest institutional investors to understand their disclosed perspectives. Based on this analysis, the Nominating Committee determined that proposing an amendment to our certificate of incorporation to permit stockholders to call a special meeting was the appropriate response to the stockholder proposal vote.

2025 PROXY STATEMENT	99

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To inform what the appropriate ownership threshold should be, and prior to the Board approving the proposed amendment to our certificate of incorporation, we conducted a broad-reaching stockholder outreach campaign, which ultimately resulted in us having substantive discussions with stockholders representing 36% of our outstanding shares. Our Independent Board Chair, Mr. Di Piazza, participated in all of these meetings. During these discussions, the overwhelming feedback was that a 10% threshold was too low, with the most appropriate threshold being between 20% and 25% of outstanding shares. Stockholders also expressed their support for a one-year holding period to align this stockholder right with long-term stockholders' interests.
After evaluating the stockholder feedback received and supported by our comprehensive review of peer corporate governance practices, the Nominating Committee recommended, and the Board approved, a proposal to amend our certificate of incorporation to provide stockholders owning 20% of the stock for at least one year with the ability to call a special meeting. Our Board believes that a 20% voting power ownership threshold, with appropriate procedural requirements and limitations, including a one-year holding period, sets an appropriate level that ensures a stockholder right in the event of a critical, time-sensitive issue, while still adequately protecting the interests of the Company, including the potential misuse of the right by special interest groups.
In setting this threshold, the Board has considered that special meetings of stockholders impose significant costs, both administrative and operational, on the Board, management and employees, and should ideally only be called to discuss critical, time-sensitive issues that cannot be delayed until our next annual meeting and convened only when a broad base of stockholders who have held such position for a durationally meaningful period support calling the special meeting. Balancing these various considerations, the Board believes that having a meaningful ownership requirement, a one-year holding period and certain other procedural and substantive safeguards, would create a new right for stockholders in a manner that also protects the interests of the stockholders and the interests of the Company and was consistent with the stockholder feedback received.
Contingent upon the effectiveness of the Third Restated Certificate, the Board will amend and restate our Bylaws (the “Amended Bylaws”) to adopt certain changes to implement the special meeting right, which include, among other things, provisions setting forth the procedural and informational requirements described below. In particular, the Amended Bylaws would provide for the below:
■Information required: Requesting stockholder(s) must provide, among other things, the same information currently required by our Bylaws’ advance notice provisions.
■Ownership threshold: Requesting stockholder(s) must demonstrate that they own 20% or more of the voting power of all shares of the then outstanding capital stock of the Company entitled to vote generally in the election of directors, and have owned at least such an amount of common stock for one (1) year prior to the record date.
■Blackout periods and other invalidity: The Secretary will not be required to call a special meeting of stockholders if (i) the procedures in our Amended Bylaws and Third Restated Certificate are not complied with; (ii) the business requested to be conducted at the special meeting is not a proper subject for stockholder action under applicable law; (iii) a violation of Regulation 14A under the Exchange Act was made in connection with the making of the request; (iv) notice for the requested special meeting is received during the period beginning 90 days prior to the one-year anniversary of the prior annual meeting and ending on the date of the next annual meeting; (v) notice for the requested special meeting is received (A) later than 60 days after the earliest date that a written request to call a special meeting relating to a substantially similar item of business and (B) before the one-year anniversary of such earliest date; (vi) a substantially similar item of business will be covered at a stockholder meeting called by our Board to be held within 90 days after the receipt of notice for the requested special meeting; (vii) a substantially similar item of business was presented at a meeting of stockholders held within 180 days prior to the receipt of notice for the requested special meeting; or (viii) in certain cases, the requesting stockholders revoke their request or their stock ownership falls below the 20% voting power threshold.
■Business to be conducted: The business conducted at any special meeting requested by stockholders will be limited to the purposes stated in the request for the special meeting, but the Board may include additional matters for consideration.
The description in this Proposal Four should be read in conjunction with the full text of the Third Restated Certificate, which is included as Appendix A to this proxy statement, and the full text of the Amended Bylaws, which is included as Appendix B to this proxy statement. Appendix A and Appendix B are marked to show the proposed changes described above.
The affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting is required to approve this Proposal Four.
If this Proposal Four is approved, we will promptly file with the Secretary of State of the State of Delaware the Third Restated Certificate following the 2025 Annual Meeting, and the Amended Bylaws will become effective. As required by Delaware law, if our stockholders do not approve this Proposal Four, the Third Restated Certificate and Amended Bylaws would not become effective, stockholders may not have the ability to require the Company to call a special meeting and certain inoperative provisions would remain in our Current Certificate.

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Proposal Five Approval of Amendment to 2011 Employee Stock Purchase Plan
The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" this Proposal Five
At this meeting, we are asking you to approve an amendment to the Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan, as amended April 22, 2022 (the “ESPP”) to increase the number of shares available for issuance under the ESPP by 25,000,000 shares to 27,568,638 shares (the “ESPP Amendment”). On the recommendation of our Compensation Committee, the members of our Board approved the ESPP Amendment on March 31, 2025, subject to stockholder approval. The ESPP was originally adopted by our Board and stockholders in May 2011 and was amended in April 2022 to change the name of the ESPP in connection with the WarnerMedia Transaction.
5,000,000 shares of our common stock were previously authorized for issuance under the ESPP and an additional 4,790,142 shares were made available for issuance under the ESPP effective August 2014 in connection with an extraordinary dividend of Discovery, Inc. Series C Common Stock. As of March 31, 2025, 2,568,638 shares remained available for future issuance under the ESPP. When the ESPP was adopted in 2011, approximately 4,000 of our employees were eligible to participate in the ESPP. As of March 31, 2025, approximately 31,000 of our employees were eligible to participate in the ESPP, which reflects the increase in our employee population following the WarnerMedia Transaction. The additional shares subject to the ESPP Amendment are anticipated to meet the needs of eligible employees under the ESPP for approximately nine years, but may last for more or less than nine years depending on currently unknown factors, such as future ESPP participation rates and our share price.
The purpose of the ESPP is to provide eligible employees of WBD and certain of its subsidiaries with an opportunity to purchase shares of our common stock through accumulated payroll deductions. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).
Summary of the ESPP
The following summary of the ESPP and the ESPP Amendment is qualified in its entirety by reference to the text of the ESPP and the ESPP Amendment, copies of which are attached as Appendix C to this proxy statement. You may also obtain a copy of the ESPP and the ESPP Amendment by accessing the proxy statement as filed with the SEC on the Internet at www.sec.gov, by accessing the Investor Relations section of our website at ir.wbd.com, or by contacting our Corporate Secretary at CorporateSecretary@wbd.com.
Administration
The ESPP is administered by our Board or by the Compensation Committee. Our Board or the Compensation Committee is authorized to make rules and regulations for the administration of the ESPP.
Eligibility
All of our employees are eligible to participate in the ESPP provided that they:
■are customarily employed by us or a designated subsidiary for more than 20 hours a week;
■have been employed by us or a designated subsidiary for at least 30 days prior to enrolling in the ESPP; and
■remain an employee of ours or a designated subsidiary on the first day of the applicable offering period.

2025 PROXY STATEMENT	101

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No employee is eligible to participate in the ESPP if he or she owns five percent or more of the total combined voting power or value of our stock or that of any subsidiary. No employee may be granted an option under the ESPP that permits his or her rights to purchase common stock under the ESPP and any other employee stock purchase plan (as defined in Section 423(b) of the Internal Revenue Code) of WBD and our subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of the common stock (determined at the date the option is granted) for each calendar year in which, at any time, the option is outstanding.
Offerings; Number and Purchase Price of Shares
We will make one or more offerings per calendar year to employees to purchase stock under the ESPP. Offerings may be made to eligible employees of WBD and all designated subsidiaries or to any combination of these entities. An offering will begin on such date as our Board or Compensation Committee may determine. Our Board or the Compensation Committee may vary many operational features of the ESPP on an offering-by-offering basis and can determine that a decision made for one offering will or will not apply for future offerings (unless prospectively revised), provided this flexibility is used in compliance with the tax laws. Each offering commencement period will begin an offering period that will run for a specified number of up to 24 months during which payroll deductions or other permitted contributions will be made and held for the purchase of shares at the end of that period. Our Board or the Compensation Committee may, on an offering-by-offering basis, choose differing offering periods and/or choose differing offering commencement dates.
An eligible employee may participate in the offering by completing and forwarding any required documentation no later than 10 days prior to the applicable offering commencement date. Unless an employee files a new form or withdraws from the ESPP, his or her payroll deductions, if applicable, and purchases will continue at the same rate for future offerings as long as the ESPP remains in effect.
If the ESPP Amendment is approved by our stockholders, a total of up to 27,568,638 shares may be purchased under the ESPP. For employees for whom payroll deductions may be used, an employee may elect to have up to 10% (in whole percentages only) deducted from his or her compensation (as defined in the ESPP) for the purpose of purchasing stock under the ESPP and we will maintain payroll deduction accounts for each such employee based on their election. Our Board or the Compensation Committee may designate a lower maximum contribution rate. Our Board or Compensation Committee may also establish a minimum payroll deduction percentage and permit participation by payment through other means (e.g., direct payment to WBD), on an offering-by-offering basis. Similar limits will apply to designated subsidiaries where employees make direct payments to the ESPP.
At the beginning of each offering period, each employee will be granted an option to purchase, on the last day of the offering period, which we refer to as the exercise date, a whole number of shares of common stock as fixed by our Board or the Compensation Committee in advance of the offering. We expect to use an option price of 85% of the closing price of the common stock on the exercise date. On an offering-by-offering basis, our Board or the Compensation Committee could instead use a higher or lower exercise price but not below 85% of the closing price of the common stock on (i) the first business day of the offering period or (ii) the exercise date, whichever is less. The closing price will be the closing price (for the primary trading session) on any national securities exchange on which our common stock is listed or other public measure as provided in the ESPP with respect to the business day preceding the applicable date of grant or purchase. On March 31, 2025, the closing sale price of our common stock on the NASDAQ Global Market was $10.73.
Each employee’s option will automatically be exercised on the exercise date using his or her account balance, subject to the maximum share limit described above. Any balance remaining in an employee’s payroll deduction account at the end of an offering period will be automatically refunded to the employee, except that, assuming fractional share purchases are not permitted for the particular offering, any balance that is less than the purchase price of one share of common stock will be carried forward into the employee’s payroll deduction account for the next offering period. If, however, the employee elects not to participate in the following period, the balance of the employee’s account will be refunded.
Employees participating through payroll deductions may decrease or discontinue payroll deductions once during an offering period; however an employee may not increase his or her payroll deduction during an offering period. An employee may withdraw the entire balance in his or her account not less than 10 days prior to the close of business on the last business day in an offering period (or such earlier deadline as may be specified by our Board or Compensation Committee), but may not begin participation again for the remainder of the offering period. Partial withdrawals are not permitted. An employee may participate in any subsequent offering in accordance with the terms and conditions established by our Board or the Compensation Committee. If an employee elects to discontinue his or her payroll deductions during an offering period but does not elect to withdraw his or her funds as described above, funds deducted before his or her election to discontinue will be applied to the purchase of common stock on the exercise date.

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Required Holding Period
Our Board or the Compensation Committee may, on an offering-by-offering basis, prohibit participants from selling or otherwise transferring shares purchased under the ESPP until a specified period of time has lapsed after the date of purchase, except in connection with a reorganization event, the death or termination of employment of the participant or such other events as our Board or Compensation Committee may determine. During this restricted period, participants must retain their shares at a broker designated by our Board or the Compensation Committee.
Termination of Employment or Death
If an employee’s employment terminates, including by death, prior to the last business day of an offering period, no payroll deduction will be taken from any pay due to the employee and the balance of the employee’s account will be paid to the employee or, in the event of the employee’s death, to the executor or administrator of the employee’s estate, or if no executor or administrator has been appointed, to such person as we may designate.
Adjustments for Changes in Capitalization
In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than an ordinary cash dividend, (i) the number and class of securities available under the ESPP, (ii) the share purchase limitations, and (iii) the option price will be equitably adjusted to the extent determined by our Board or the Compensation Committee.
Adjustments Upon Reorganization Event
The ESPP defines a “reorganization event” as:
■any merger or consolidation of WBD with or into another entity as a result of which all of our common stock converts into or is exchanged for the right to receive cash, securities or other property or is cancelled;
■any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or other transaction; or
■any liquidation or dissolution of WBD.
If a reorganization event occurs, our Board or the Compensation Committee may take any one or more, or any combination, of the following actions as to outstanding options on such terms as our Board or the Compensation Committee determines:
■provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
■upon written notice to employees, provide that all outstanding options will be terminated immediately prior to the consummation of the reorganization event and will become exercisable to the extent of accumulated payroll deductions as of a date specified by our Board or the Compensation Committee in such notice (which date may not be less than 10 days preceding the effective date of the reorganization event);
■upon written notice to employees, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to employees on such date;
■in the event of a reorganization event pursuant to which holders of common stock will receive upon consummation of the event a cash payment for each share surrendered in the reorganization event (such per-share cash payment, the “acquisition price”), upon the consummation of such event make or provide for a cash payment to an employee equal to:
■the acquisition price times the number of shares of common stock subject to the employee’s option (calculated as of immediately prior to the reorganization event based on the employee’s then accumulated payroll deductions and using the acquisition price to determine the option price) minus
■the aggregate option price of such option, which cash payment shall be made in exchange for the termination of such option;
■provide that, in connection with our liquidation or dissolution, options will convert into the right to receive liquidation proceeds (net of the option price thereof).

2025 PROXY STATEMENT	103

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Termination and Amendment of Plan
Our Board or the Compensation Committee may at any time terminate, amend or suspend the ESPP. However, (i) no amendment may be made to the ESPP without approval of our stockholders if approval of such amendment is required by Section 423 of the Code and (ii) no amendment may be made that would cause the ESPP to fail to comply with Section 423 of the Code. Upon termination of the ESPP, all amounts in the accounts of participating employees will be promptly refunded.
Grants to Employees in Foreign Jurisdictions
We may grant options to our employees or those of a designated subsidiary who are citizens or residents of non-U.S. jurisdictions with terms that are different from the terms of the options granted under the ESPP to our eligible employees who are resident in the United States, for purposes of compliance with the laws of foreign jurisdictions.
In addition, our employees or those of a designated subsidiary who are citizens or residents of a foreign jurisdiction may not be eligible under the ESPP if granting an option to a citizen or resident of the foreign jurisdiction is prohibited under the laws of that foreign jurisdiction or complying with the laws of the foreign jurisdiction would cause the ESPP to violate Section 423 of the Code.
Authorization of Sub-plans
Our Board may establish one or more sub-plans under the ESPP with respect to one or more of its designated subsidiaries. Any such sub-plan must comply with Section 423 of the Code.
Federal Income Tax Consequences
The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of common stock acquired under the ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. WBD does not provide individual income tax advice to its employees.
Tax Consequences to Employees
An employee will not have income upon enrolling in the ESPP or upon purchasing shares at the end of an offering.
An employee may have some combination of compensation income, capital gain income and/or capital loss upon the sale of shares that were acquired under the ESPP. The amount of compensation income, capital gain and/or capital loss will depend on when the employee sells the shares, determined by reference to prescribed statutory holding periods.
If the employee sells the shares more than two years after the commencement of the offering during which the shares were purchased and more than one year after the date that the employee purchased the shares, then the employee will have compensation income equal to the lesser of:
■15% of the value of the shares on the day the offering commenced; and
■the employee’s profit (the excess of the sales proceeds over the purchase price).
Any excess profit will be long-term capital gain. If the employee sells the shares at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.
If the employee sells the shares prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the employee will have compensation income equal to the value of the shares on the day he or she purchased the shares less the purchase price. If the employee’s profit exceeds the compensation income, then the excess profit will be capital gain. If the employee’s profit is less than the compensation income, then the employee will have a capital loss equal to the value of the shares on the day he or she purchased the shares less the sales proceeds. This capital gain or loss will be long-term if the employee has held the shares for more than one year and otherwise will be short-term.
Tax Consequences to Us
There will generally be no tax consequences to us, except that we will be entitled to a corresponding deduction when an employee recognizes compensation income.
New Plan Benefits
Because participation under the ESPP is a voluntary election by our employees, we are not able to determine the benefits that will be available in the future to particular individuals.
Our executive officers have an interest in this proposal as they may purchase shares under the ESPP.

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Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth information, as of December 31, 2024, regarding our securities authorized for issuance pursuant to equity compensation plans. Pursuant to these plans, we may issue common stock or stock options, restricted stock, RSUs, PRSUs, stock appreciation rights, or other rights to acquire shares of our common stock from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders:
Warner Bros. Discovery, Inc. Stock Incentive Plan
Common stock	96,418,004	(1)	$10.87	(3)	182,929,839	(2)
Warner Bros. Discovery, Inc. 2013 Incentive Plan (As Amended and Restated)
Common stock	35,618,653	(1)	$35.16	(3)	—
Warner Bros. Discovery, Inc. 2005 Non-Employee Director Incentive Plan (As Amended and Restated)
Common stock	561,926	(4)	—		6,275,727	(2)
Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan (As Amended)
Common stock	—		—		3,397,088
Equity compensation plans not approved by security holders:
Warner Bros. Discovery, Inc. Non-Employee Directors Deferral Plan(5)
Common stock	89,381		—		2,387,445
TOTAL	132,687,964		$17.75		194,990,099
(1)Includes RSUs and PRSUs.
(2)Each plan permits the issuance of stock options, warrants and rights in addition to other forms of equity-based awards to acquire shares of our common stock, subject to a single aggregate limit per plan.
(3)The determination of the weighted average exercise price of outstanding stock options, warrants and rights excludes RSUs and PRSUs.
(4)Includes unvested RSUs and vested RSUs as to which settlement has been deferred.
(5)Please see the discussion of the Warner Bros. Discovery, Inc. Non-Employee Directors Deferral Plan on page 44 for additional information.

2025 PROXY STATEMENT	105

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Stock Ownership
Security Ownership of Certain Beneficial Owners
The following table sets forth information, to the extent known by us or ascertainable from public filings, concerning the beneficial ownership of each person or entity, other than certain of our directors and executive officers whose ownership information follows, who owns more than five percent of the outstanding shares of our common stock as of April 4, 2025.
The Percent of Class shown below is based upon 2,473,835,609 shares of our common stock outstanding as of April 4, 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)
Advance/Newhouse Programming Partnership	198,181,749	(1)	8.0
One World Trade Center
New York, New York 10007
BlackRock, Inc.	154,407,752	(2)	6.2
50 Hudson Yards
New York, NY 10001
State Street Corporation	136,648,651	(3)	5.5
1 Congress Street
Boston, MA 02114
The Vanguard Group	246,253,532	(4)	10.0
100 Vanguard Boulevard
Malvern, PA 19355
(1)The number of shares is based on Amendment No. 1 to Schedule 13D jointly filed on April 2, 2024 on behalf of Advance/Newhouse Programming Partnership ("ANPP"), Advance/ Newhouse Partnership ("ANP"), Newhouse Broadcasting Corporation ("NBCo"), and Advance Publications, Inc. ("API") and a Form 4 filed on December 15, 2023 by Steven O. Newhouse. ANPP owns directly 184,023,290 shares and ANP owns directly 14,158,459 shares. NBCo beneficially owns such shares indirectly through its 65% interest in ANPP and 61.24% interest in ANP, and API beneficially owns such shares indirectly through its 35% interest in ANPP and 38.76% interest in ANP. API and NBCo may be deemed to beneficially own the shares due to their ownership and control of ANPP and ANP. Each reporting person disclaims beneficial ownership of the shares except to the extent of its pecuniary interest. The board of directors of API makes all voting and investment decisions with respect to the shares. The members of the board of directors of API are Samuel I. Newhouse, III, Steven O. Newhouse, Michael A. Newhouse, Victor F. Ganzi, and Thomas S. Summer. Each of Samuel I. Newhouse, III, Steven O. Newhouse, Michael A. Newhouse, Victor F. Ganzi, and Thomas S. Summer disclaims beneficial ownership of the shares.
(2)The number of shares is based on an Amendment No. 1 to Schedule 13G filed January 29, 2024 by BlackRock Inc., a parent holding company, on behalf of the subsidiaries listed in Exhibit A of its filing, none of which beneficially owns five percent or greater of our common stock. BlackRock, Inc. is deemed to be the beneficial owner of shares of our common stock as a result of acting as a parent holding company.
(3)The number of shares is based on an Amendment to Schedule 13G filed January 25, 2024 by State Street Corporation, a parent holding company on behalf of the subsidiaries listed in Exhibit 1 of its filing. State Street Corporation is deemed to be the beneficial owner of shares of our common stock as a result of acting as a parent holding company.
(4)The number of shares is based on Amendment No. 15 to Schedule 13G filed February 13, 2024 by The Vanguard Group ("Vanguard"). Vanguard is deemed to be the beneficial owner of shares of our common stock as a result of acting as investment adviser.

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Director and Executive Officer Stock Ownership Requirements
We require that all directors and executive officers maintain the significant stock ownership levels shown below, in order to align their interests with those of our stockholders.

6x	2x	5x
base salary for the CEO	base salary for other named executive officers	cash component of annual retainer for non-employee directors

Executive officers, including the CEO, are required to attain these stock ownership levels within five years of assuming their leadership roles, and directors are required to do so within five years of joining the Board. The CEO is also required to hold 1,500,000 shares of common stock during the term of his employment agreement.
To determine whether a director or executive officer meets the required ownership level, shares of our stock beneficially owned by the covered executive, as well as unvested awards of PRSUs and RSUs, but not shares underlying unvested or unexercised stock options, are counted for purposes of meeting the stock holding target. Once a director or executive meets the target, they are expected to maintain holdings at the target for as long as he or she remains a Board member or in a role that is identified as a covered executive under the policy.
The Compensation Committee and the Board may consider failure to meet the requirements of the policy in making compensation decisions for a covered executive and may take any other action appropriate to support the intent of the policy, including requiring an executive or director to retain a percentage of shares pursuant to stock option exercises or vesting events in future years.
Each of the directors and named executive officers is in compliance with the applicable stock ownership guidelines, or on track to meet them within the required period.
Security Ownership of Management
The following table sets forth information, as of April 4, 2025, with respect to the beneficial ownership of our shares of common stock by each of our named executive officers, directors and director nominees and all of our current directors and executive officers as a group.
The percentage ownership is based upon 2,473,835,609 shares of common stock outstanding as of April 4, 2025.
Shares of common stock that may be acquired on or within 60 days of April 4, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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The persons indicated below have sole voting power with respect to the shares owned by them, except as otherwise stated in the notes to the table. The address of each person listed below is 230 Park Avenue South, New York, New York 10003.

Name of Beneficial Owner	Number of Shares	Number of Shares Acquirable Within 60 Days	Total Number of Shares Beneficially Owned		Percent of Class (%)	Number of Deferred RSUs and Notional Shares in Deferred Compensation Accounts
David M. Zaslav	4,210,913	15,391,287	19,602,200	(1)	*
Chief Executive Officer, President and Director
Gunnar Wiedenfels	600,702	682,123	1,282,825	(2)	*
Chief Financial Officer
Bruce L. Campbell	658,848	768,747	1,427,595	(3)	*
Chief Revenue and Strategy Officer
Jean-Briac Perrette	659,120	701,411	1,360,531		*
CEO and President, Global Streaming and Games
Gerhard Zeiler	466,429	231,438	697,867		*
President, International
Samuel A. Di Piazza, Jr.	41,886		41,886	(4)	*	128,479
Director, Board Chair
Richard W. Fisher	18,764	26,700	45,464		*	16,106
Director
Paul A. Gould	717,198		717,198		*	103,159
Director
Debra A. Lee	16,345	26,700	43,045		*	16,106
Director
Joseph M. Levin					*	10,537
Director
Kenneth W. Lowe	1,050,341	27,493	1,077,834	(5)	*
Director
John C. Malone	18,517,175	547,189	19,064,364	(6)(7)	*	63,151
Director
Fazal F. Merchant	79,839	26,700	106,539		*
Director
Anthony J. Noto	2,680	10,537	13,217		*
Director
Paula A. Price					*	62,530
Director
Daniel E. Sanchez	54	20,000	20,054		*
Director
Geoffrey Y. Yang	149,361	26,700	176,061	(8)	*	16,106
Director
Anton J. Levy					*
Director Nominee
All current directors and executive officers as a group (20 persons)	27,272,642	18,487,025	45,759,667		1.9%	416,174
*    Less than one percent.

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(1)Includes 153 shares held by Mr. Zaslav's spouse.
(2)Includes 14,140 shares held in UTMA accounts for Mr. Wiedenfels' children, of which Mr. Wiedenfels is the custodian and 13,045 shares held by Mr. Wiedenfels' spouse.
(3)Includes 145,418 shares held in an LLC through a grantor retained annuity trust, of which Mr. Campbell is the settlor and trustee, and 209,700 shares held by a trust, of which Mr. Campbell's spouse is the trustee for the benefit of Mr. Campbell's children.
(4)Includes 3,443 shares held by Mr. Di Piazza's spouse.
(5)Includes 793 shares held by a trust, of which Mr. Lowe has investment power.
(6)Includes (i) 1,934,719 shares held by Dr. Malone’s spouse, as to which shares Dr. Malone disclaims beneficial ownership, (ii) 91,789 shares held by trusts for the benefit of Dr. Malone’s children with respect to which Dr. Malone is not the trustee, has no voting or investment power, and has a power of substitution with respect to the shares held in the trusts, as to which shares Dr. Malone disclaims beneficial ownership, (iii) 6,934,606 shares held by trusts, with respect to which Dr. Malone is the sole trustee and (iv) 455,400 shares held by the Malone Family Land Preservation Foundation with respect to which Dr. Malone has no pecuniary interest, disclaims beneficial ownership and has voting and investment power.
(7)Includes 3,650,000 shares which have been pledged in support of one or more lines of credit or margin accounts as of February 28, 2025.
(8)Includes (i) 10,706 shares held in a limited partnership, (ii) 11,937 shares held in an investment company and (iii) 35,653 shares held in a family trust of which Mr. Yang is trustee.

2025 PROXY STATEMENT	109

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2025 Annual Meeting Information – Frequently Asked Questions
2025 Proxy Materials
Q:    Why am I receiving these proxy materials?
A:     You received these materials because you owned shares of Warner Bros. Discovery stock on April 4, 2025, the record date, and that entitles you to notice of, and to vote at, the 2025 Annual Meeting of Stockholders. This proxy statement describes the matters to be voted on at the meeting and provides information on those matters. The proxy materials (which include our 2024 Form 10-K) provide certain information about Warner Bros. Discovery that we must disclose to you when the Board of Directors solicits your proxy.
Q:    How can I get electronic access to the proxy materials?
A:     Stockholders may access the 2025 proxy materials at: www.proxyvote.com. Our 2025 proxy materials are also available in the Investor Relations section of our corporate website at ir.wbd.com.
Stockholders may elect to receive future distributions of proxy materials by electronic delivery. To take advantage of this service you will need an email account and access to an Internet browser. To enroll, go to www.proxyvote.com and click "Sign up for E-delivery." Your enrollment for electronic delivery of proxy materials will remain in effect until you terminate it or for so long as the email address provided by you is valid.
Q:    What is "householding"?
A:     To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Warner Bros. Discovery stock but sharing the same address, we have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report, proxy statement and other materials mailed to you, please submit a request to our Corporate Secretary at the address noted above or call our Investor Relations department at (212) 548-5882, and we will promptly send you what you have requested. You can also contact our Investor Relations department at the telephone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
Voting Procedures
Q:    What matters will be voted on at the 2025 Annual Meeting?
A:     The principal business of the meeting will be the following matters:
■the election of thirteen directors;
■the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
■an advisory vote to approve our 2024 named executive officer compensation, commonly referred to as a "Say on Pay" vote;
■the approval of the Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.; and
■the approval of the amendment to the Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan.

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We will also transact such other business as may properly be presented at the 2025 Annual Meeting of Stockholders or at any postponements or adjournments thereof. However, we are not aware of any other matters to be acted upon at the 2025 Annual Meeting of Stockholders.
Q:    Who is entitled to vote at the 2025 Annual Meeting?
A:     The close of business on April 4, 2025 was the record date for determining the holders of our common stock entitled to notice of, and to vote at, the 2025 Annual Meeting of Stockholders and any postponement or adjournment thereof.
Q:    How many shares can vote at the 2025 Annual Meeting and how many votes does each share have?
A:     As of April 4, 2025, we had outstanding 2,473,835,609 shares of common stock, with each of those shares being entitled to one vote. We do not have any other classes of stock outstanding.
Q:    How many shares must be present or represented at the 2025 Annual Meeting to conduct business at the meeting?
A:    The presence, in person or by properly executed proxy, of the holders of a majority of the total voting power of the outstanding shares of common stock entitled to vote at the 2025 Annual Meeting of Stockholders will constitute a quorum for the transaction of any business at the meeting.
If a quorum is not present, the meeting will be adjourned until a quorum is obtained. Shares present virtually during the annual meeting will be considered shares represented in person at the meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a proposal) will be treated as present for purposes of determining the presence of a quorum.
Q:    What vote is required for Proposal One – Election of Directors?
A:     The directors will be elected if they receive a plurality of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal One;
■If you withhold your vote, it will have no effect on the election of directors; and
■Broker non-votes are not considered votes cast on this proposal and therefore will have no effect on the election of directors.
Q:    What vote is required for Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm?
A:     The affirmative vote of a majority of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal Two is required for ratification.
■Abstentions will have the same effect as a vote "AGAINST" this proposal; and
■If you are a street name stockholder and do not vote your shares, your bank, broker or other holder of record can vote your shares at its discretion on this item.
Q:    What vote is required for Proposal Three – Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay")?
A:     For Proposal Three, stockholders are being asked to vote on a non-binding advisory vote basis on our 2024 named executive officer compensation. The affirmative vote of a majority of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal Three is required to approve Proposal Three.
■Abstentions will have the same effect as a vote "AGAINST" this proposal; and
■Broker non-votes are not considered votes cast on this proposal and therefore will have no effect on the outcome of Proposal Three.

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Q:    What vote is required for Proposal Four – Approval of the Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.?
A:     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote on Proposal Four is required for approval of the Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.
■Abstentions will have the same effect as a vote "AGAINST" this proposal; and
■Broker non-votes will have the same effect as a vote "AGAINST" this proposal.
Q:    What vote is required for Proposal Five – Approval of the Amendment to Employee Stock Purchase Plan?
A:     The affirmative vote of a majority of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal Five is required for approval of the Amendment to Employee Stock Purchase Plan.
■Abstentions will have the same effect as a vote "AGAINST" this proposal; and
■Broker non-votes are not considered votes cast on this proposal and therefore will have no effect on the outcome of Proposal Five.
Q:    How can I vote my shares at the 2025 Annual Meeting?
A:     If you are a holder of common stock as of the record date, telephone and Internet voting is available 24 hours a day through 11:59 p.m. (Eastern Time) on June 1, 2025. If you are located in the United States or Canada and are a stockholder of record as of the record date, you can vote your shares by calling toll-free 1-800-690-6903. Whether you are a stockholder of record or a beneficial owner, you can also vote your shares on the Internet at www.proxyvote.com.
Both the telephone and Internet voting systems have easy-to-follow instructions on how you may vote your shares and allow you to confirm that the system has properly recorded your vote. If you are voting your shares by telephone or Internet, you should have on hand when you call or access the website, as applicable, the proxy card or voting instruction card. If you vote by telephone or Internet, you do not need to return your proxy card to us.
If you have received, by request, a hard copy of the proxy card or voting instruction card and wish to submit your proxy by mail, you must complete, sign and date the proxy card or voting instruction card and return it in the envelope provided so that it is received prior to the 2025 Annual Meeting of Stockholders.
Properly completed proxies will be voted as you direct. Properly executed proxies that do not contain voting instructions will be voted "FOR" Proposals One, Two, Three, Four, and Five.
While we encourage holders of common stock to vote by proxy, you also have the option of voting your shares at the 2025 Annual Meeting of Stockholders. All holders of common stock, whether your shares are registered directly in your name with our transfer agent or held in a brokerage account by a bank or other nominee, may virtually attend the 2025 Annual Meeting of Stockholders and vote online, subject to compliance with the procedures described below. In order to vote online at the 2025 Annual Meeting of Stockholders, you will need the control number on your proxy card or voting instruction form, as further described below.
Q:    If my Warner Bros. Discovery shares are held in "street name" by a broker, bank or other nominee, will the broker, bank or other nominee vote my shares on each of the annual business proposals?
A:     If you hold your shares in street name and do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will be able to vote your shares with respect to "discretionary items" but will not be able to vote your shares with respect to "non-discretionary items," in which case your shares will be treated as "broker non-votes" with respect to those items. "Broker non-votes" are shares that are held in street name by a bank, broker or other nominee that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. The auditor ratification proposal (Proposal Two) is a "discretionary item," whereas the election of directors (Proposal One), the advisory vote on 2024 named executive officer compensation (Proposal Three), the approval of the Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc. (Proposal Four) and the approval of the Amendment to Employee Stock Purchase Plan (Proposal Five) are "non-discretionary items." Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares may, in the discretion of the broker, bank or other nominee, be voted only on the auditor ratification proposal (Proposal Two). If you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares will NOT be voted on Proposal One, Proposal Three, Proposal Four, or Proposal Five.

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Q:    May I change or revoke my vote after returning a proxy card or voting by telephone or over the Internet?
A:     Yes. Before your proxy is voted at the 2025 Annual Meeting of Stockholders, you may change or revoke your vote on the proposals by telephone or over the Internet (if you originally voted by telephone or over the Internet), by virtually attending the 2025 Annual Meeting and voting online during the meeting, or by delivering a signed proxy revocation or a new signed proxy with a later date to: Warner Bros. Discovery, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Any signed proxy revocation or new signed proxy card must be received before the start of the 2025 Annual Meeting of Stockholders. Your virtual attendance at the 2025 Annual Meeting of Stockholders will not, by itself, revoke your proxy.
If your shares are held in an account by a broker, bank or other nominee whom you previously contacted with voting instructions, you should contact your broker, bank or other nominee to change your vote.
Q:    Whom should I contact if I have any questions about the proxy materials or voting?
A:     If you have any questions about the proxy materials or if you need assistance submitting your proxy card or voting instruction card or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue
20th Floor
New York, NY 10022
(877) 717-3922 (call toll-free)
(212) 750-5833 (banks and brokerage firms)
If your shares are held "street name," through a bank, brokerage firm or other nominee, you should contact such bank, brokerage firm or other nominee if you need to obtain voting instruction cards or have questions on how to vote your shares.
Proxy Solicitation
Q:    Who is soliciting my vote?
A:     The Board of Directors of Warner Bros. Discovery, Inc. has sent you this proxy statement and is soliciting your vote on proposals being submitted for consideration at our 2025 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/WBD2025 on June 2, 2025 and any adjournments or postponements thereof.
In addition to solicitation by mail, our officers and employees, who will receive no extra compensation for their services, may solicit proxies by telephone, in writing, electronically or in person. We will reimburse brokers and nominees who hold shares in their names for their reasonable out-of-pocket expenses to furnish proxy materials to the beneficial owners of such shares.
We have also engaged Innisfree M&A Incorporated, a proxy solicitation agent, to assist us with our solicitation for this annual meeting and expect to pay approximately $35,000, plus reimbursement of out-of-pocket expenses for its efforts in connection with this annual meeting.
Q:    Who will bear the cost of soliciting votes for the 2025 Annual Meeting?
A:     We will pay the cost of solicitation of proxies, including the preparation, website posting, printing and delivery of the Notice of Internet Availability of Proxy Materials, proxy statement and related materials. We will furnish copies of these materials to banks, brokers, fiduciaries, custodians and other nominees that hold shares on behalf of beneficial owners so that they may forward the materials to beneficial owners.

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Attending the 2025 Annual Meeting
Q:    How do I virtually attend the 2025 Annual Meeting?
A:     We will host the 2025 Annual Meeting of Stockholders live online via webcast. You may attend the 2025 Annual Meeting of Stockholders live online by visiting www.virtualshareholdermeeting.com/WBD2025. The webcast will start at 10:00 a.m., Eastern Time, on Monday, June 2, 2025. You will need the control number included on your proxy card or voting instruction form in order to be able to vote or ask questions during the 2025 Annual Meeting of Stockholders. Instructions on how to attend and participate online are posted at www.virtualshareholdermeeting.com/WBD2025.
Online check-in will begin at 9:45 a.m., Eastern Time, on Monday, June 2, 2025, and you should allow ample time for the online check-in proceedings. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 9:45 a.m., Eastern Time on Monday, June 2, 2025. If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the 2025 Annual Meeting log-in page.
Q:    Why is the 2025 Annual Meeting a virtual, online meeting?
A:     There will not be a physical meeting location for the 2025 Annual Meeting. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our 2025 Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct of Meeting which will be posted at www.virtualshareholdermeeting.com/WBD2025 in advance of the meeting. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
Q:    How do I submit a question at the 2025 Annual Meeting?
A:     Stockholders may submit questions at the 2025 Annual Meeting of Stockholders by using the virtual meeting platform at www.virtualshareholdermeeting.com/WBD2025. Once you have logged into the site using your control number, you will be able to submit questions electronically via the virtual meeting platform.

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Additional Information
Availability of Annual Report
We filed our 2024 Form 10-K with the SEC on February 27, 2025. The 2024 Form 10-K, including all exhibits, can also be found in the Investor Relations section of our corporate website: ir.wbd.com and can be downloaded free of charge. Paper copies of the 2024 Form 10-K may be obtained without charge, and paper copies of exhibits to the 2024 Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of Investor Relations by mail at Warner Bros. Discovery, Inc., 230 Park Avenue South, New York, New York 10003, by telephone at (212) 548-5882 (or toll-free at (877) 324-5850), or by email at investor.relations@wbd.com.
Website References
We routinely use our Investor Relations website to provide news releases, announcements and other statements about our business and results of operations, some of which may contain information that may be deemed to be material to investors. Accordingly, we encourage investors to monitor our website and review the information that we share at ir.wbd.com. Information contained on or connected to any website referenced in this proxy statement is not incorporated by reference in this proxy statement or in any other report or document we file with the SEC.
Cautionary Statement Concerning Forward-Looking Statements
Information set forth in this proxy statement contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. The Company’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Company's filings with the SEC, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K.
Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as "anticipate," "believe," "could," "continue," "estimate," "expect," "intend," "may," "should," "will" and "would" or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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Submission of Stockholder Proposals for 2026 Annual Meeting
The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for the 2026 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act and our Bylaws, as appropriate, to see all applicable requirements.

	Proposals for inclusion in 2026 Proxy Statement	Other proposals/nominees to be presented at 2026 Annual Meeting of Stockholders*
Type of Proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2026 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act	Stockholders may present proposals or director nominations directly at the 2026 Annual Meeting of Stockholders (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Section 1.6 of our Bylaws**
When proposal must be received by WBD	No later than December 24, 2025	No earlier than February 2, 2026 and no later than March 4, 2026***
Where to send	By mail: Corporate Secretary, Warner Bros. Discovery, Inc. 230 Park Avenue South, New York, NY 10003 By Email: CorporateSecretary@wbd.com
What to include	The information required by Rule 14a-8	The information required by our Bylaws**
*    Any proposal without the required notice will not be considered properly submitted under our Bylaws. Any proposal that is received by us after March 4, 2026, will not be considered filed on a timely basis under Rule 14a-4(c)(1). Proposals that are not properly submitted or timely filed will not be presented at the 2026 Annual Meeting. For proposals that are properly submitted and timely filed, SEC rules permit management to retain discretion to vote proxies we receive, provided that: (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (2) the proponent does not issue a proxy statement.
**    Our Bylaws are filed as an exhibit to our 2024 Form 10-K and are available in the corporate governance section of our Investor Relations website at ir.wbd.com.
***    Assumes our 2026 Annual Meeting of Stockholders is held between May 3, 2026 and August 1, 2026, as it is expected to be. Please see our Bylaws for additional information regarding the advance notice deadline in the event the 2026 Annual Meeting of Stockholders is not held between May 3, 2026 and August 1, 2026.
Other Business
The Board knows of no other business to be brought before the 2025 Annual Meeting of Stockholders. If, however, any other business should properly come before the 2025 Annual Meeting of Stockholders, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.
By Order of the Board of Directors,
Tara L. Smith
Executive Vice President & Corporate Secretary
April 23, 2025

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Appendix A
~~SECOND~~THIRD RESTATED CERTIFICATE
OF INCORPORATION OF
WARNER BROS. DISCOVERY, INC.
Warner Bros. Discovery, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.The present name of the corporation is Warner Bros. Discovery, Inc. (the “Corporation”).
2.The Corporation was originally formed with the name Discovery Communications, Inc. by means of a Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 28, 2008.
3.The Corporation’s Certificate of Incorporation was amended and restated by the Restated Certificate of Incorporation filed on September 17, 2008 and the Second Restated Certificate of Incorporation filed on April 8, 2022.
4.The Corporation’s Second Restated Certificate of Incorporation is hereby amended and restated pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”), effective as of 5:00 p.m. Eastern Time on ~~April 8~~June , ~~2022,~~2025 so as to read in its entirety in the form attached hereto as Exhibit A and incorporated herein by this reference.
5.This amendment and restatement of the Second Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the DGCL.
IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this ~~Second~~Third Restated Certificate of Incorporation on the ~~8th~~ day of ~~April~~ ,~~2022~~2025.

By:	~~/s/ Bruce Campbell~~
Name: Tara Smith ~~Bruce Campbell~~ Title: ~~Chief Development, Distribution &~~ Executive Vice President ~~Legal Officer~~ and Corporate Secretary

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EXHIBIT A
~~SECOND~~THIRD RESTATED CERTIFICATE OF
INCORPORATION ~~(attached)~~OF
WARNER BROS. DISCOVERY, INC.
FIRST. Name. The name of the corporation is Warner Bros. Discovery, Inc. (the “Corporation”).
SECOND. Registered Office. The Corporation’s registered office in the State of Delaware is at The Corporation ~~Service~~Trust Company, ~~251 Little Falls Drive in the Cityof~~Corporation Trust Center, 1209 Orange Street, Wilmington, ~~County of~~ New Castle ~~19808~~County, Delaware 19801. The name of its registered agent at such address is The Corporation ~~Service~~Trust Company.
THIRD. Purpose. The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
FOURTH. Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 12,000,000,000, consisting of: (x) 10,800,000,000 shares of common stock, par value $0.01 per share, all of which shall be of a single class designated as Series A Common Stock (the “Common Stock”), and (y) 1,200,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. The number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted, and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required thereon.
~~Immediately upon the filing and effectiveness of this Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), automatically and without further action on the part of holders of capital stock of the Corporation, each share of (i) Series A Common Stock, par value $0.01 per share (the “Former Series A Common Stock”), of the Corporation issued and outstanding or held by the Corporation as treasury stock as of immediately prior to the Effective Time shall be reclassified as, and be converted into, one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Series A Common Reclassification”), (ii) Series B Common Stock, par value $0.01 per share, (the “Former Series B Common Stock”) of the Corporation issued and outstanding or held by the Corporation as treasury stock as of immediately prior to the Effective Time shall be reclassified as, and be converted into, one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Series B Common Reclassification”), (iii) Series C Common Stock, par value $0.01 per share, (the “Former Series C Common Stock”) of the Corporation issued and outstanding or held by the Corporation as treasury stock as of immediately prior to the Effective Time shall be reclassified as, and be converted into, one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Series C Common Reclassification”), (iv) Series A-1 Convertible Participating Preferred Stock, par value $0.01 per share, (the “Preferred A Stock”) of the Corporation issued and outstanding or held by the Corporation as treasury stock as of immediately prior to the Effective Time shall be reclassified as, and be converted into 13.11346315 validly issued, fully paid and non-assessable shares of Common Stock (the “Preferred A Reclassification”) and (v) Series C-1 Convertible Participating Preferred Stock, par value $0.01 per share, (the “Preferred C Stock,” and the Preferred C Stock together with the Former Series A Common Stock, the Former Series B Common Stock, Former Series C Common Stock and the Preferred A Stock, the “Former Stock”) of the Corporation issued and outstanding or held by the Corporation as treasury stock as of immediately prior to the Effective Time shall be reclassified as, and be converted into, such number of validly issued, fully paid and non-assessable shares of Common Stock as the number of shares of Former Series C Common Stock each such share of Preferred C Stock would have been convertible into under the Certificate of Incorporation of the Corporation (including, the Certificate of Designation of Series C-1 Convertible Participating Preferred Stock of RMT Partner) in effect immediately prior to the Effective Time (the “Preferred C Reclassification” and the Preferred C Reclassification together with the Series A Common Reclassification, the Series B Common Reclassification, Series C Common Reclassification and the Preferred A Reclassification, the “Reclassification”). The Reclassification shall occur automatically as of the Effective Time without any further action by the Corporation or the holders of the shares affected thereby and whether or not any certificates representing such shares are surrendered to the Corporation. Upon the Effective Time, each certificate that as of immediately prior to the Effective Time represented shares of Former Stock shall be deemed to represent such number of shares of Common Stock as the Former Stock such certificate represented immediately prior to the Effective Time was reclassified as in the Reclassification. The Reclassification shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for,~~

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~~Former Stock of the Corporation and all references to the Former Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Former Stock shall be deemed to be references to Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be; provided that with respect to the foregoing matters in this sentence, any reference to a number of shares of Former Stock shall be adjusted to instead refer to the number of shares of Common Stock equal to the number of shares of Common Stock such shares of Former Stock were, or would have been if outstanding at the Effective Time, reclassified as in connection with the Reclassification.~~
1.Provisions Relating to the Common Stock.
(a)Except as otherwise provided in this ~~Second~~Third Restated Certificate of Incorporation or by the DGCL, each holder of shares of Common Stock shall be entitled, with respect to each share of Common Stock held by such holder, to one vote in person or by proxy on all matters submitted to a vote of the holders of Common Stock, whether voting separately as a class or otherwise.
(b)Subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property, stock or otherwise as may be declared thereon by the Board of Directors at any time and from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c)In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
2.Provisions Relating to the Preferred Stock.
(a)The Preferred Stock may be issued at any time and from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate of designation pursuant to the applicable provisions of the DGCL (hereinafter referred to as a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of shares of each such series, including, without limitation, dividend rights, dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences.
(b)The Common Stock shall be subject to the express rights, powers and preferences, and the qualifications limitations and restrictions thereof, of the Preferred Stock and any series thereof as set forth in a Preferred Stock Certificate of Designation.
(c)Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this ~~Second~~Third Restated Certificate of Incorporation or on a Preferred Stock Certificate of Designation that relates solely to the rights, powers, preferences, or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to this ~~Second~~Third Restated Certificate of Incorporation or a Preferred Stock Certificate of Designation or pursuant to the DGCL as in effect at the time of such amendment.
3.Voting in Election of Directors. Except as may be required by the DGCL or as provided in this ~~Second~~Third Restated Certificate of Incorporation or in a Preferred Stock Certificate of Designation, holders of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote on any matter or receive notice of any meeting of stockholders.
~~FIFTH. Classification and Terms of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of not less than three directors nor, prior to the third annual meeting of stockholders (each annual meeting of stockholders, an “Annual Meeting”) following the Effective Time, more than thirteen directors, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. Until the election of directors at the third Annual Meeting following the Effective Time, pursuant to Section 141(d) of the~~

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~~DGCL, the Board shall be divided into three classes of directors, Class I, Class II and Class III (with Class I consisting of four directors, Class II consisting of four directors and Class III consisting of five directors), with the directors in Class I having a term expiring at the first Annual Meeting following the Effective Time, the directors in Class II having a term expiring at the second Annual Meeting following the Effective Time and the directors in Class III having a term expiring at the third Annual Meeting following the Effective Time; provided, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. At the first Annual Meeting following the Effective Time, successors to the Class I Directors whose terms expire at the first Annual Meeting following the Effective Time shall be elected for a term expiring at the second Annual Meeting following the Effective Time. At the second Annual Meeting following the Effective Time, successors to the Class I Directors whose term expires at the second Annual Meeting following the Effective Time and successors to the Class II Directors whose term expires at the second Annual Meeting following the Effective Time shall be elected for a term expiring at the next Annual Meeting. Commencing with the election of directors at the third Annual Meeting following the Effective Time (at which the terms of the Class I, Class II and Class III directors will expire), the Board shall cease to be classified pursuant to Section 141(d) of the DGCL, and all directors shall have terms that expire at the next Annual Meeting. Any vacancy prior to the first Annual Meeting following the Effective Time resulting from the death, resignation or removal of any director designated by AT&T Inc. or the Corporation pursuant to the Agreement and Plan of Merger dated as of May 17, 2021 among AT&T Inc., Magallanes, Inc., the Corporation and Drake Subsidiary, Inc. shall be filled solely by a majority of the directors designated by the entity that designated the director who died, resigned or was removed, even if less than a quorum. Any other vacancy on the Board of Directors or any newly created directorships may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall hold office for a term that shall coincide with the term of the class in which such director shall have been chosen or, following the termination of the classification of the Board of Directors, each director so chosen shall hold office for a term expiring at the next Annual Meeting held after his or her election as director and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Prior to the third Annual Meeting following the Effective Time, directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of Common Stock then entitled to vote at any annual or special meeting of stockholders.~~
FIFTH. Matters Relating to Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon the Board of Directors by statute or by this Certificate of Incorporation or the Corporation’s Bylaws, the Board of Directors is hereby empowered to exercise all such powers and do all such things as may be exercised or done by the Corporation unless specifically prohibited by statute or by the Certificate of Incorporation.
1.Board Size. The total number of authorized directors constituting the Board of Directors shall be determined in the manner provided in the Bylaws and may be increased or decreased from time to time in the manner provided therein.
2.Vote by Ballot. The directors need not be elected by ballot unless required by the Bylaws of the Corporation.
3.Term. At each annual meeting of stockholders, the directors shall be elected for terms expiring at the next annual meeting of stockholders. Each director shall hold office for the term for which he or she is elected or appointed and until his or her successor shall be elected and qualified or until his or her earlier resignation, removal from office or death. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as director until the expiration of his or her current term, or until his or her earlier resignation, removal from office or death.
4.Vacancies and Newly Created Directorships. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, or a sole remaining director, although less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. If one or more directors shall resign from the Board of Directors effective as of a future date, such vacancy or vacancies shall be filled pursuant to the provisions hereof, and such new directorship(s) shall become effective when such resignation or resignations shall become effective, and each director so chosen shall hold office for a term expiring at the next annual meeting of stockholders.

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SIXTH. Director Exculpation. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director; provided that nothing contained in this Article SIXTH shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
SEVENTH. Stockholder Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders.
EIGHTH. Special Meetings. Except as otherwise required by law and subject to any rights granted to holders of shares of any then outstanding class or series of Preferred Stock in a Preferred Stock Certificate of Designation, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only: (1) by the Chairperson of the Board of Directors or the Chief Executive Officer ~~or~~, (2) pursuant to a resolution of the Board of Directors adopted by at least a majority of the directors then in office~~. The stockholders~~ or (3) the Secretary of the Corporation ~~shall not have~~at the written request of stockholders of record who are acting on behalf of beneficial owners (which may include such stockholders of record) who own not less than twenty percent (20%) of the voting power ~~to call a~~of all shares of Common Stock then entitled to vote at any annual or special meeting of the Company’s stockholders, provided the request is in proper form as prescribed in the Bylaws of the Corporation or as otherwise required by applicable law and subject to such additional provisions, safeguards and requirements as may be set forth in the Bylaws.
NINTH. Amendment of the Certificate of Incorporation. The Corporation reserves the right to amend, alter or repeal any provision contained in this ~~Second~~Third Restated Certificate of Incorporation in the manner now or hereafter prescribed by the DGCL, and all rights herein conferred upon stockholders or directors are granted subject to this reservation; provided, however, that any amendment, alteration or repeal of Article SIXTH shall not adversely affect any right or protection existing under this ~~Second~~Third Restated Certificate of Incorporation immediately prior to such amendment, alteration or repeal, including any right or protection of a director thereunder in respect of any act or omission occurring prior to the time of such amendment, alteration or repeal. Notwithstanding anything to the contrary contained in this ~~Second~~Third Restated Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Articles FIFTH, SEVENTH, EIGHTH, this Article NINTH and Articles TENTH and ELEVENTH may be amended, altered or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless in addition to any other vote required by this ~~Second~~Third Restated Certificate of Incorporation or otherwise required by law, an amendment, alteration or repeal of Articles FIFTH, SEVENTH, EIGHTH, this Article NINTH and Articles TENTH and ELEVENTH is approved at a meeting of the stockholders called for that purpose by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock then entitled to vote at any annual or special meeting of stockholders.
TENTH. Amendment of the By ~~Laws~~laws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to amend, alter or repeal the ~~By Laws~~Bylaws of the Corporation, without the assent or vote of stockholders of the Corporation. Any amendment, alteration or repeal of the By ~~Laws~~laws of the Corporation by the Board of Directors shall require the affirmative vote of at least a majority of the directors then in office.
ELEVENTH. Exclusive Jurisdiction for Certain Actions. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall to the fullest extent permitted by law be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, stockholder or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action or proceeding asserting a claim arising out of or pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the DGCL, or as to which the DGCL confers jurisdiction on the Court of Chancery (including, without limitation, any action asserting a claim arising out of or pursuant to this ~~Second~~Third Restated Certificate of Incorporation or the By ~~Laws~~laws of the Corporation) or (d) any action or proceeding asserting a claim governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

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Appendix B
SECOND AMENDED AND RESTATED
BYLAWS OF
WARNER BROS. DISCOVERY, INC.
a Delaware corporation
(hereinafter called, the “Corporation”)
Amended and restated as of ~~May 9~~[●], ~~2023~~2025

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ARTICLE I
STOCKHOLDERS
Section 1.1     Place of Meetings.
All meetings of stockholders shall be held at such place, if any, as may be designated from time to time by the Board of Directors, the Chair of the Board (as defined below) or the President or, if not so designated, at the principal executive office of the Corporation. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but shall instead be held solely by means of remote communication in a manner consistent with the General Corporation Law of the State of Delaware.
Section 1.2    Annual Meeting.
The annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chair of the Board or the President. Section 1.3 Special Meetings.
Section 1.3    Special Meetings.
(a)General. Special meetings of the stockholders of the Corporation may be called only in the manner set forth in the Corporation’s ~~second restated certificate of incorporation~~Third Restated Certificate of Incorporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the “Certificate of Incorporation”)~~.~~ and, to the extent not inconsistent with the Certificate of Incorporation, this Section 1.3 of these Bylaws.
(b)Right to Call a Special Meeting. Except as otherwise required by law and subject to any rights granted to holders of shares of any then outstanding class or series of Preferred Stock in a Preferred Stock Certificate of Designation (each as defined in the Certificate of Incorporation), special meetings of the stockholders of the Corporation may be called only: (1) by the Chairperson of the Board of Directors or the Chief Executive Officer, (2) pursuant to a resolution of the Board of Directors adopted by at least a majority of the directors then in office, or (3) the Secretary of the Corporation (the “Secretary”) at the written request of stockholders of record who own not less than twenty percent (20%) of the voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) as of the record date fixed in accordance with these Bylaws to determine who may deliver a written request to call such special meeting; provided, however, that each such stockholder must have owned such shares of Voting Stock continuously for the one (1) year period ending on such record date and must continue to own such shares through the conclusion of the special meeting (such aggregate shares owned for the requisite period, the “Required Percentage”). The Board of Directors shall have the sole authority to interpret the provisions of this Section 1.3 of these Bylaws and to determine whether a stockholder of record or beneficial owner has complied with such provisions. Each such interpretation and determination shall be set forth in a written resolution filed with the Secretary and shall be binding upon the Corporation and its stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting~~. The~~; provided, however, that nothing herein shall prohibit the Board of Directors ~~shall have the sole power~~from submitting matters to ~~determine~~ the ~~time and date for~~stockholders at any special meeting of stockholders~~, except that the President shall have the sole power to determine the time and date for any~~.
(c)Ownership Record Date. No stockholder may submit a written request to call a special ~~meetings~~meeting of the stockholders ~~called by the President. Following such determination, it shall be the duty of the Secretary to cause notice to be given to~~(a “Special Meeting Request”) unless a stockholder of record has first submitted to the Secretary a written request that the Board of Directors fix a record date to determine the stockholders of record who are entitled to ~~vote at such meeting that a meeting will be held at the time, date and place and in accordance with the record date determined by the Board of Directors~~deliver a Special Meeting Request (such record date, the “Ownership Record Date”). A written request to fix an Ownership Record Date must include (1) the signature of the stockholder(s) of record submitting such request and the date such request was signed, together with the identity of the beneficial owner, if any, directing such stockholder of record to submit such request and (2) the full text of each business proposal desired to be submitted for stockholder approval at the special meeting. The Board of Directors may fix the Ownership Record Date within ten (10) days of the Secretary’s receipt of a valid request to fix the Ownership Record Date complying with the

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immediately preceding sentence. The Ownership Record Date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board of Directors. If an Ownership Record Date is not fixed by the Board of Directors within the period set forth above, the Ownership Record Date shall be the tenth (10th) day after a valid written request to fix an Ownership Record Date is received by the Secretary. To be valid, any Special Meeting Request must be delivered to the Secretary no earlier than the applicable Ownership Record Date and no later than sixty (60) days after the applicable Ownership Record Date.
(d)Certain Beneficial Owner Requirements. A beneficial owner who wishes to deliver a Special Meeting Request must cause the nominee or other person who serves as the stockholder of record of such beneficial owner’s stock to sign the Special Meeting Request. If a stockholder of record is the nominee for more than one beneficial owner of stock, the stockholder of record may deliver a Special Meeting Request solely with respect to the shares of Voting Stock beneficially owned by the beneficial owner who is directing the stockholder of record to sign such Special Meeting Request.
(e)Special Meeting Request. Each Special Meeting Request shall include the following:
(1)the signature(s) of the stockholder(s) of record submitting such request and the date such request was signed, together with the identity of the beneficial owner, if any, directing such stockholder of record to submit such request; and
(2)as to the beneficial owner, if any, directing such stockholder of record to sign the Special Meeting Request and as to such stockholder of record (unless such stockholder of record is acting solely as a nominee for a beneficial owner) (each such beneficial owner and each stockholder of record who is not acting solely as a nominee, a “Disclosing Party”) and as to each matter of business such stockholder intends to bring before the special meeting:
(A)all of the information required to be disclosed pursuant to Section 1.6(a)(2) of these Bylaws;
(B)any additional information reasonably requested by the Corporation to verify the Required Percentage requirements related to such Disclosing Party in connection with such Special Meeting Request; and
(C)an acknowledgment by the Disclosing Party that the Special Meeting Request shall be deemed to be revoked (and any meeting scheduled in response may be cancelled) if, at any time between the date the Special Meeting Request is delivered to the Secretary and the date of the applicable special meeting or any adjournment, recess, rescheduling or postponement thereof, the Disclosing Parties’ Voting Stock ownership position falls below the Required Percentage.
(3)Each time a Disclosing Party’s ownership position decreases following the delivery of the information set forth in Section 1.3(e)(2) of these Bylaws to the Secretary, such Disclosing Party shall notify the Corporation of his, her or its decreased ownership position, together with all information necessary to verify such position, within ten (10) days of such decrease or as of the fifth (5th) day before the special meeting, whichever is earlier.
(f)Certain Requirements and Limitations. The Secretary shall not accept, and shall consider ineffective, a Special Meeting Request:
(1)that does not comply with the provisions of this Section 1.3 or the Certificate of Incorporation;
(2)that relates to an item of business that is not a proper subject for stockholder action under applicable law;

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(3)that was made in a manner that involved a violation of Regulation 14A under the Exchange Act (including Rule 14a-19, if applicable) or other applicable law;
(4)if the first date on which a valid Special Meeting Request has been received by the Secretary from holders of the Required Percentage of Voting Stock occurs during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting;
(5)if such Special Meeting Request is delivered between the time beginning on the sixtieth (60th) day after the earliest date of signature on a valid Special Meeting Request that has been delivered to the Secretary relating to an identical or substantially similar item other than the election or removal of directors (as determined by the board of directors, a “Similar Item”) and ending on the one-year anniversary of such earliest date;
(6)if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the ninetieth (90th) day after the Secretary receives such Special Meeting Request; or
(7)if a Similar Item has been presented at any meeting of stockholders held within one hundred eighty (180) days prior to receipt by the Secretary of such Special Meeting Request.
(g)Revocations:
(1)A stockholder of record may revoke a Special Meeting Request at any time before the special meeting by sending written notice of such revocation to the Secretary. A beneficial owner that has directed a stockholder of record to request a special meeting on its behalf may revoke such Special Meeting Request at any time before the special meeting by sending written notice of such revocation to the Secretary.
(2)All Special Meeting Requests shall be deemed revoked:
(A)upon the first date that, after giving effect to revocation(s) and notices of ownership position decreases (pursuant to this Section 1.3(g) and Section 1.3(e)(3) of these Bylaws, respectively), the aggregate ownership position of all the Disclosing Parties who are listed on the unrevoked Special Meeting Request decreases to a number of shares of Voting Stock less than the Required Percentage; or
(B)any Disclosing Party otherwise fails to comply with the provisions of this Section 1.3.
(3)If a deemed revocation of a Special Meeting Request has occurred after the special meeting has been called by the Secretary, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.
Section 1.4    Record Date.
In order for the Corporation to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by the laws of the State of Delaware, not be more than sixty (60) nor less than ten (10) days before the date of such meeting, and (ii) in the case of any other lawful action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed by the Board of Directors: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

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Section 1.5    Notice of Meetings.
Notice of all stockholders meetings, stating the place, if any, date and hour thereof; the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; the place within the city, other municipality or community or electronic network at which the list of stockholders may be examined; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered in accordance with applicable law and applicable stock exchange rules and regulations by the Chair of the Board, the President, any Vice President, the Secretary or an Assistant Secretary, to each stockholder entitled to vote thereat at least ten (10) days but not more than sixty (60) days before the date of the meeting, unless a different period is prescribed by law, or the lapse of the prescribed period of time shall have been waived. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to such stockholder’s address as it appears on the records of the Corporation.
Section 1.6    Notice of Stockholder Business and Nominations.
(a)Annual Meetings of Stockholders.
(1)Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.6 is delivered to the Secretary of the Corporation, who (x) in the case of nominations of persons for election to the Board of Directors, was a holder of record as of such date of shares of the class or series of capital stock of the Corporation entitled to vote upon such election, and (y) in the case of all other matters, was a holder of record as of such date of shares of the class or series of capital stock of the Corporation entitled to vote on such matter, and, in each case, who complies with the notice procedures set forth in this Section 1.6.
(2)In addition to any other requirements under applicable law and the Certificate of Incorporation, no nomination by any stockholder or stockholders of a person or persons for election to the Board of Directors, and no other proposal by any stockholder or stockholders, shall be considered properly brought before an annual meeting, unless the stockholder shall have given timely notice thereof in writing to the Secretary ~~of the Corporation~~ and any such proposed business, other than the nominations of persons for election to the Board of Directors, constitutes a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director (x) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (y) such person’s written consent to being named in a proxy statement as a nominee of such stockholder and to serving as a director for the full term if elected and (z) such person’s completed and signed questionnaire, representation and agreement with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made, in the form provided by the Secretary upon written request of any stockholder of record; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the

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proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the ~~bylaws~~Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and of any other persons acting in concert therewith; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made and any other persons acting in concert therewith, (t) the name and address of such stockholder, as they appear on the Corporation’s books, of such beneficial owner and of any other persons acting in concert therewith, (u) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder, such beneficial owner and any other persons acting in concert therewith, (v) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote on the matter to which its proposal relates at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (w) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such stockholder, such beneficial owner or any other persons acting in concert therewith, (x) a representation (A) whether such stockholder, such beneficial owner or any other persons acting in concert therewith has received any financial assistance, funding or other consideration from any other person in respect of the nomination (and the details thereof) (a “Stockholder Associated Person”) and (B) whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Corporation within the past six months by, or is in effect with respect to, such stockholder, such beneficial owner, any person to be nominated by such stockholder, any Stockholder Associated Person or any other persons acting in concert therewith, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder, beneficial owner, nominee, any such Stockholder Associated Person or any other persons acting in concert therewith, (y) if the notice relates to any business other than a nomination of director(s) by the stockholder, a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the class or series of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination, and (z) if the notice relates to a nomination of director(s) by the stockholder, a representation that the stockholder intends to solicit proxies in support of such director nominee(s) other than the Corporation’s nominees in accordance with Rule 14a-19(b)(3). The foregoing notice requirements of clauses (a)(2)(ii) and (iii) of this Section 1.6 shall not apply to any proposal made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act. A proposal to be made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act shall be deemed satisfied if the stockholder making such proposal complies with the provisions of Rule 14a-8 and has notified the Corporation of their intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (x) the eligibility of such proposed nominee to serve as a director of the Corporation and (y) whether the nominee would be considered “independent” under the independence requirements set forth in the Corporate Governance Requirements of Nasdaq (or the rules and regulations of the principal securities exchange on which the Corporation’s equity securities are then listed) in effect from time to time.
(3)Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 1.6 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.6 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

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(b)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Subject to the rights of the holders of any series of preferred stock, nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a holder of record of the class or series of capital stock of the Corporation entitled to vote upon such election at the time the notice provided for in this Section 1.6 is delivered to the Secretary ~~of the Corporation,~~ and who complies with the notice procedures set forth in this Section 1.6. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 1.6 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(c)General.
(1)Only such persons who are nominated in accordance with the procedures set forth in this Section 1.6 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.6. Except as otherwise provided by law, the chair of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.6 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clauses (a)(2)(iii)(y) and (z) of this Section 1.6) and (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 1.6, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted notwithstanding that proxies in respect of such vote may have been received by the Corporation. Notwithstanding the foregoing provisions of this Section 1.6, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.6, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of such writing or electronic transmission, at the meeting of stockholders.
(2)Additionally, without limiting the other provisions and requirements of this Section 1.6, unless otherwise required by law, if any stockholder (i) provides notice pursuant to Rule 14a-19(b) and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act, then the Corporation shall disregard such nomination notwithstanding that proxies in respect of such vote may have been received by the Corporation. Upon request by the Corporation, if any stockholder provides notice pursuant to Rule 14a-19(b), such stockholder shall deliver to the corporation, no later than five (5) business days prior to the applicable meeting date or, if applicable, any adjournment, recess, rescheduling or postponement thereof, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3).
(3)Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors.

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(4)For purposes of this Section 1.6, “public announcement” shall include disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(5)Notwithstanding the foregoing provisions of this Section 1.6, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.6. Nothing in this Section 1.6 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
Section 1.7    Quorum.
Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. Where a separate vote by one or more classes or series of capital stock is required by law or by the Certificate of Incorporation with respect to a particular matter to be presented at any such meeting, a majority in total voting power of the outstanding shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. The chair of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of the stockholders or for any matter to be voted on. Shares of its own stock belonging to the Corporation or to another corporation, if a majority in total voting power of the outstanding shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity. In the absence of a quorum, the chair of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.8 hereof until a quorum shall be present.
Section 1.8    Adjournment.
Any meeting of stockholders, annual or special, may be adjourned from time to time solely by the chair of the meeting because of the absence of a quorum or for any other reason and to reconvene at the same or some other time, date and place, if any. Notice need not be given of any such adjourned meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken. The chair of the meeting shall have full power and authority to adjourn a stockholder meeting in their sole discretion even over stockholder opposition to such adjournment. The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present and in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than thirty (30) days, no notice need be given of any such adjourned meeting. If the adjournment is for more than thirty (30) days or the time, date and place, if any, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present and in person and vote are not announced at the meeting at which the adjournment is taken, or if after the adjournment a new record date is fixed for the adjourned meeting, then notice shall be given by the Secretary as required for the original meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.
Section 1.9    Organization.
The Chair of the Board, or in their absence the President, or in their absence any Vice President, shall call to order meetings of stockholders and preside over and act as chair of such meetings, except that the President shall call to order any special meeting of stockholders called by the President and shall preside over and act as chair of such meeting. The Board of Directors or, if the Board of Directors fails to act, the stockholders, may appoint any stockholder, director or officer of the Corporation to act as chair of any meeting in the absence of the Chair of the Board, the President and all Vice Presidents. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chair of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate, except in the case of a special meeting of stockholders called by the President. Unless otherwise determined by the Board of Directors, the chair of the meeting shall have the exclusive right to determine the order of business and to prescribe other such rules, regulations and procedures and shall have the authority in their discretion to regulate the conduct of any such meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their

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duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the Board of Directors or the chair of the meeting may appoint any other person to act as secretary of the meeting.
Section 1.10    Postponement or Cancellation of Meeting.
Any previously scheduled annual or special meeting of the stockholders may be postponed or canceled by the Chair of the Board, the President or resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.
Section 1.11    Voting.
Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law, the Certificate of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock to elect a specified number of directors in certain circumstances, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors as provided in the Certificate of Incorporation.
ARTICLE II
BOARD OF DIRECTORS
Section 2.1    Number and Term of Office.
The governing body of this Corporation shall be a board of directors (the “Board of Directors”). Subject to the Certificate of Incorporation and any rights of the holders of any series of preferred stock to elect additional directors, the Board of Directors shall be comprised of not less than three (3) members nor more than fifteen (15) members and the exact number of directors will be fixed from time to time by resolution adopted by the affirmative vote of not less than 75% of the members of the Board of Directors then in office. Directors need not be stockholders of the Corporation. Each director shall hold office for such time as set forth in the Certificate of Incorporation. The Board of Directors shall elect from its own members, at its first meeting after each annual meeting of stockholders, a Chairperson of the Board of Directors (the “Chair of the Board”). The Chair of the Board shall be a non-executive chairman and not an officer of the Corporation and will preside over all meetings of the stockholders and the Board of Directors, at which they are present, and shall perform such other duties consistent with the role of non-executive chairman as may be assigned to them from time to time by the Board of Directors.
Section 2.2    Resignations.
Any director of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the Chair of the Board or the President or Secretary ~~of the Corporation~~. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.
Section 2.3    Removal of Directors.
Subject to the Certificate of Incorporation, directors may be removed as permitted by applicable law. For the purposes of any removal for cause, “cause” means (1) commission of an act of fraud, misappropriation, embezzlement or similar conduct against the Corporation, (2) conviction of, or plea of guilty or nolo contendere to, any crime (whether or not involving the Corporation) constituting a felony, or (3) the willful engaging by the director in misconduct that is materially injurious to the Corporation or its subsidiaries, monetarily or otherwise; provided that, for purposes of this subclause (3), no action or failure to act on a director’s part shall be considered “willful” unless done, or omitted to be done, by the director in bad faith and without reasonable belief that such action or omission was in the best interests of the Corporation.

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Section 2.4    Vacancies.
Any vacancy on the Board of Directors shall be filled as provided for in the Certificate of Incorporation.
Section 2.5    Meetings.
The annual meeting of the Board of Directors may be held on such date and at such time and place as the Chair of the Board, the President or the Board of Directors determines. The annual meeting of the Board of Directors may be held immediately following the annual meeting of stockholders, and if so held, no notice of such meeting shall be necessary to the directors in order to hold the meeting legally, provided that a quorum shall be present thereat. Regular meetings of the Board of Directors shall be held on such dates, and at such times and places, as are determined from time to time by the Board. A notice of regular meetings of the Board of Directors shall not be required. Special meetings of the Board of Directors shall be held at such time and place as shall be designated in the notice of the meeting. Special meetings of the Board of Directors may be called by the Chair of the Board or the President, and shall be called by the President or Secretary ~~of the Corporation~~ upon the written request of not less than 75% of the members of the Board of Directors then in office.
Section 2.6    Notice of Special Meetings.
The Secretary, or in their absence any other officer of the Corporation, shall give each director notice of the time and place of holding of special meetings of the Board of Directors by mail at least five (5) days before the meeting, or by electronic transmission or personal service at least twenty-four (24) hours before the meeting. Only business specified in the notice of any special meeting may be transacted at such special meeting.
Section 2.7    Meetings by Remote Communications.
Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone, videoconference, or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
Section 2.8    Quorum and Organization of Meetings.
A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chair of the Board or in their absence by the President, or in the absence of both the Chair of the Board and the President by such other person as the directors may select. The Board of Directors shall keep written minutes of its meetings. The Secretary ~~of the Corporation~~ shall act as secretary of the meeting. In their absence, the chair of the meeting shall appoint another person to act as secretary of the meeting.
Section 2.9    Indemnification.
To the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, the Corporation shall indemnify and hold harmless any person who is or was made, or threatened to be made, a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (a “Proceeding”), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprises including non-profit enterprises (an “Other Entity”), against all liabilities and losses, judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements). Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Section 2.9. Except as otherwise provided in Section 2.11 hereof, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors. For the purposes of the indemnification and advancement rights provided in this Article II, the term “officer” shall mean the President, other officers of the Corporation that may be elected by the Board of Directors from time to time, and such other officers or employees of the Corporation or directors, officers or employees of its subsidiaries as the Board of Directors shall designate in writing.

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Section 2.10    Advancement of Expenses.
The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with any Proceeding in advance of the final disposition of such Proceeding; provided, however, that, if required by the laws of the State of Delaware, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses. Except as otherwise provided in Section 2.11 hereof, the Corporation shall be required to reimburse or advance expenses incurred by a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized by the Board of Directors.
Section 2.11    Claims.
If a claim for indemnification or advancement of expenses under this Article II is not paid in full within thirty (30) days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful, in whole or in part, shall be entitled to be paid the reasonable expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.
Section 2.12    Amendment, Modification or Repeal.
Any amendment, modification or repeal of the foregoing provisions of this Article II shall not adversely affect any right or protection hereunder of any person entitled to indemnification under Section 2.9 hereof in respect of any act or omission occurring prior to the time of such repeal or modification.
Section 2.13    Nonexclusivity of Rights.
The rights conferred on any person by this Article II shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
Section 2.14    Other Sources.
The Corporation’s obligation, if any, to indemnify or to advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such Other Entity.
Section 2.15    Other Indemnification and Prepayment of Expenses.
This Article II shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to additional persons when and as authorized by appropriate corporate action.
Section 2.16    Committees of the Board of Directors.
The Board of Directors may create, appoint the members of, authorize and empower one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve, any such committee. A majority of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide.
Section 2.17    Directors’ Compensation.
Directors shall receive such compensation for attendance at any meetings of the Board of Directors and any expenses incidental to the performance of their duties as the Board of Directors shall determine by resolution. Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.
Section 2.18    Action Without Meeting.
Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board of Directors to take any action required or permitted to be taken by them at any meeting of the Board of Directors or of any committee thereof, without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writings or transmissions are filed with the minutes of proceedings of the Board of Directors or the applicable committee.

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ARTICLE III
OFFICERS
Section 3.1    Officers.
The Board of Directors shall elect a President of the Corporation. The Board of Directors may also elect such Vice Presidents as in the opinion of the Board of Directors the business of the Corporation requires, a Treasurer and a Secretary, each of which will be officers, and any of whom may or may not be directors. The Board of Directors may also elect, from time to time, such other or additional officers as in its opinion are desirable for the conduct of business of the Corporation. Any person may hold at one time two or more offices.
Unless otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until their successor is elected and qualified or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Board of Directors or the President or the Secretary ~~of the Corporation~~. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors at any regular or special meeting.
Section 3.2    Powers and Duties of Officers.
The President shall also be the Chief Executive Officer of the Corporation and shall have overall responsibility for the management and direction of the business and affairs of the Corporation and its subsidiaries and shall exercise the general duties of supervision and management which customarily pertain to a chief executive officer and the office of the president and such other duties as may be prescribed from time to time by the Board of Directors. The President shall be the senior officer of the Corporation and in the absence or disability of the Chair of the Board, the President shall perform the duties and exercise the powers of the office of Chair of the Board. The President may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations.
Vice Presidents shall have such powers and perform such duties as may be assigned to them by the President or the Board of Directors. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of their duties which implement policies established by the Board of Directors.
The Treasurer may also serve as the chief financial officer of the Corporation. Unless the Board of Directors otherwise declares by resolution, the Treasurer shall have general custody of all the funds and securities of the Corporation and general supervision of the collection and disbursement of funds of the Corporation. The Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors may designate. The Treasurer may sign, with the President or such other person or persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation. The Treasurer shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all moneys received and paid by them on account of the Corporation, shall at all reasonable times exhibit their books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors or the President, shall render a statement of their accounts. The Treasurer shall perform such other duties as may be prescribed from time to time by the Board of Directors, the President or by these Bylaws. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.
The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors. The Secretary shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board of Directors. The Secretary shall have custody of the corporate seal, minutes and records relating to the conduct and acts of the stockholders and Board of Directors, which shall, at all reasonable times, be open to the examination of any director. The Secretary or any Assistant Secretary may certify the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, may sign or attest certificates, statements or reports required to be filed with governmental bodies or officials, may sign acknowledgments of instruments, may give notices of meetings and shall perform such other duties and have such other powers as the Board of Directors, the Chair of the Board or the President may from time to time prescribe.

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Section 3.3    Bank Accounts.
In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer, with approval of the President, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as they may deem necessary or appropriate, provided payments from such bank accounts are to be made upon and according to the check of the Corporation, which may be signed jointly or singularly by either the manual or facsimile signature or signatures of such officers or employees of the Corporation as shall be specified in the written instructions of the Treasurer or Assistant Treasurer of the Corporation with the approval of the President of the Corporation.
Section 3.4    Proxies; Stock Transfers.
Unless otherwise provided in the Certificate of Incorporation or directed by the Board of Directors, the Chair of the Board or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, whether regular or special, and at all adjournments thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock, with full power of substitution or revocation.
ARTICLE IV
CAPITAL STOCK
Section 4.1    Shares.
The shares of the Corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by the Chair of the Board or the President and by the Secretary or the Treasurer, and sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the Delaware General Corporation Law or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights.
Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to hold such position at the time of its issuance.
Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
Section 4.2    Transfer of Shares.
(a)Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.
(b)The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

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Section 4.3    Lost Certificates.
The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates or uncertificated shares representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or their legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation and the transfer agent against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificates or uncertificated shares, and such requirement may be general or confined to specific instances.
Section 4.4    Transfer Agent and Registrar.
The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them.
Section 4.5    Regulations.
The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation or uncertificated shares, which rules and regulations shall comply in all respects with the rules and regulations of the transfer agent.
ARTICLE V
GENERAL PROVISIONS
Section 5.1    Offices.
The Corporation shall maintain a registered office in the State of Delaware as required by the laws of the State of Delaware. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or as the business of the Corporation may require.
Section 5.2    Corporate Seal.
The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words “Corporate Seal” and “Delaware.”
Section 5.3    Fiscal Year.
The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.
Section 5.4    Notices and Waivers Thereof.
Whenever any notice is required by the laws of the State of Delaware, the Certificate of Incorporation or these Bylaws to be given to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, by electronic mail or facsimile transmission, addressed to such address as appears on the books of the Corporation. Any notice given by electronic mail or facsimile transmission shall be deemed to have been given when it shall have been transmitted and any notice given by mail shall be deemed to have been given three (3) business days after it shall have been deposited in the United States mail with postage thereon prepaid.
Whenever any notice is required to be given by law, the Certificate of Incorporation, or these Bylaws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.
Section 5.5    Saving Clause.
These Bylaws are subject to the provisions of the Certificate of Incorporation and applicable law. In the event any provision of these Bylaws is inconsistent with the Certificate of Incorporation or the corporate laws of the State of Delaware, such provision shall be invalid to the extent only of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.

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Section 5.6    Amendments.
As provided in Article Tenth of the Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, subject to the rights of the holders of any series of preferred stock, the Board of Directors, by action taken by the affirmative vote of a majority of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation.
Subject to the rights of the holders of any series of preferred stock, these Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of not less than two-thirds (66 2/3%) of the total voting power of the then outstanding capital stock of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws by the Board of Directors in accordance with the preceding paragraph.

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Appendix C
WARNER BROS. DISCOVERY, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN
May 17, 2011
(As amended April 22, 2022)
This Plan provides eligible employees of Warner Bros. Discovery, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company's Series A common stock, $0.01 par value (the “Common Stock”). Five million shares of Common Stock in the aggregate have been approved for this purpose, subject to any adjustment under Section 15 hereof, commencing as determined by the Compensation Committee (the “Committee”) of the Company's Board of Directors (the “Board”). This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder, and must be interpreted consistent with such intent.
1. Administration. The Plan will be administered by the Board or the Committee.
The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto will be final and conclusive.
2. Eligibility. All employees of the Company and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:
(a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week;
(b) they have been employed by the Company or a Designated Subsidiary for at least 30 days before enrolling in the Plan; and
(c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).
No employee may be granted an Option hereunder if such employee, immediately after the Option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code apply in determining the stock ownership of an employee, and all stock that the employee has a contractual right to purchase will be treated as stock owned by the employee.
The Company retains the discretion to determine which eligible employees may participate in an offering pursuant to and consistent with Treasury Regulation Sections 1.423-2(e) and (f).
3. Offerings and Plan Periods. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. Offerings may apply to the Company and all Designated Subsidiaries or to any combination of those entities. As specified in the Plan, the Board or the Committee can vary many operational features of the Plan on an Offering by Offering basis and can determine that a decision made for one Offering will or will not continue to apply to future Offerings until prospectively revised. Any decisions made on an Offering by Offering basis must comply with the requirement to provide equal rights and privileges to all participants. Offerings will begin on such dates as the Board or the Committee may determine from time to time (the “Offering Commencement Dates”) and will run for a specified number of up to 24 months (a “Plan Period”) during which employee contributions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion and on an Offering by Offering basis, choose differing Plan Periods of 24 months or less and/or choose differing Offering Commencement Dates.

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4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding such documentation in such manner as the Committee may determine at least 10 days before the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains associated with the grant or vesting of restricted stock, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown or separately identified on the employee's Federal Income Tax Withholding Statement and, on an Offering by Offering basis, such other forms of compensation as the Committee may determine.
5. Deductions. The Company will maintain payroll deduction accounts for all participating employees or provide such other system for accounting for participation as the Board or the Committee determines. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of ten percent of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The Board or the Committee may, at its discretion, designate a lower maximum contribution rate. Payroll deductions may be at the rate of whole percentages of Compensation with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld as soon as practicable following the change. The Board or the Committee may establish a minimum payroll deduction percentage with respect to Compensation from time to time. The Board or the Committee may also permit participation by payment through other means, including direct payment to the Company, on an Offering by Offering basis.
6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by completing and forwarding such documentation in such manner as the Committee may determine. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted before his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).
7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such rate as it may from time to time determine.
8. Withdrawal of Funds. An employee may not less than 10 days before the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. (The Board or the Committee, on an Offering by Offering basis, may specify an earlier deadline for withdrawal.) Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period during which the employee withdrew his or her balance. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.
9. Purchase of Shares.
(a) Number of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an “Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”) at the applicable purchase price (the “Option Price”) up to a whole number of shares of Common Stock to be determined in advance of an Offering and specified on an Offering by Offering Basis; provided , however , that no employee may be granted an Option that permits his or her rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such Common Stock (determined at the date such Option is granted) for each calendar year in which the Option is outstanding at any time.

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(b) Option Price. The Board or the Committee will determine the Option Price for each Plan Period, including whether such Option Price will be determined based on the lesser of the closing price of the Common Stock on (i) the first business day of the Plan Period or (ii) the Exercise Date or will be based solely on the closing price of the Common Stock on the Exercise Date; provided , however , that such Option Price must be at least 85% of the applicable closing price. In the absence of a determination by the Board or the Committee, the Option Price will be 85% of the closing price of the Common Stock on the Exercise Date. The closing price will be (a) the closing price (for the primary trading session) on any national securities exchange on which the Common Stock is listed or (b) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal or another source selected by the Board or the Committee on the business day preceding the applicable date of grant or purchase. If no sales of Common Stock were made on such a day, the price of the Common Stock will be the reported price for the next preceding day on which sales were made.
(c) Exercise of Option. Each employee who continues to be a participant in the Plan on the Exercise Date will be deemed to have exercised his or her Option at the Option Price on such date and will be deemed to have purchased from the Company the number of shares of Common Stock reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum numbers determined in the manner set forth above. The Board or the Committee may specify on an Offering by Offering basis whether fractional shares of Common Stock will be purchased.
(d) Return of Unused Payroll Deductions. Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that, assuming fractional share purchases are not permitted for the particular Offering, any balance that is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.
10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank, or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.
11. Effect of Termination of Employment, Death, or Change in Employer. If a participating employee's employment ends before the last business day of a Plan Period, no payroll deduction will be taken from any pay then due and owing to the employee and the balance in the employee's account will be paid to the employee. If the employee dies before the last business day of a Plan Period, the Company will, upon notification of such death, pay the balance of the employee's account (a) to the executor or administrator of the employee's estate or (b) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, before the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed ceases to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee will be deemed to have terminated employment for the purposes of this Plan.
12. Participants Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay will make such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until he or she has purchased and received such shares.
13. Options Not Transferable. Options under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution and are exercisable during the employee's lifetime only by the employee.
14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.
15. Adjustment for Changes in Common Stock and Certain Other Events.
(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the share limitations set forth in Section 9, and (iii) the Option Price will be equitably adjusted to the extent determined by the Board or the Committee.

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(b) Reorganization Events.
(1) Definition. A “Reorganization Event” means: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2) Consequences of a Reorganization Event on Options. In connection with a Reorganization Event, the Board or the Committee may take any one or more of the following actions as to outstanding Options on such terms as the Board or the Committee determines: (i) provide that Options will be assumed, or substantially equivalent Options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to employees, provide that all outstanding Options will be terminated immediately before the consummation of such Reorganization Event and that all such outstanding Options will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Board or the Committee in such notice, which date shall not be less than 10 days preceding the effective date of the Reorganization Event, (iii) upon written notice to employees, provide that all outstanding Options will be cancelled as of a date before the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to participating employees on such date, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), change the last day of the Plan Period to be the date of the consummation of the Reorganization Event and make or provide for a cash payment to each employee equal to (A) (i) the Acquisition Price times (ii) the number of shares of Common Stock that the employee's accumulated payroll deductions as of immediately before the Reorganization Event could purchase at the Option Price, where the Acquisition Price is treated as the fair market value of the Common Stock on the last day of the applicable Plan Period for purposes of determining the Option Price under Section 9(b) hereof, and where the number of shares that could be purchased is subject to the limitations set forth in Section 9(a), minus (B) the result of multiplying such number of shares by such Option Price, (v) provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds (net of the Option Price thereof) and (vi) any combination of the foregoing.
For purposes of clause (i) above, an Option will be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately before the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately before the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided , however , that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
16. Amendment of the Plan. The Board or the Committee may at any time, and from time to time, amend or suspend this Plan or any portion thereof, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment will not be effected without such approval, and (b) in no event may any amendment be made that would cause the Plan to fail to comply with Section 423 of the Code.
17. Insufficient Shares. If the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro-rata basis, with the proration based on account balances.

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18. Termination of the Plan. This Plan may be terminated at any time by the Board or the Committee. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.
19. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.
20. Governing Law. The Plan will be governed by Delaware law except to the extent that such law is preempted by federal law.
21. Issuance of Shares. Shares may be issued upon exercise of an Option from shares held in the treasury of the Company, from authorized but unissued Common Stock, or from any other proper source.
22. Required Holding Period; Notification upon Sale of Shares.
(a) The Board or the Committee may provide, on an Offering by Offering basis, that participants may not sell or otherwise transfer shares purchased under the Plan until the lapse of a specified period after the date of purchase, except in the event of and in connection with a Reorganization Event or on such other events (including death, disability, termination of employment, or hardship situation (subject to rules similar to those the Company applies under its 401(k) plan)) as the Board or the Committee may determine. During this restricted period, unless the Administrator consents to another approach, the Participants must retain their shares at a broker designated by the Administrator.
(b) Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.
23. Grants to Employees in Foreign Jurisdictions. The Company may, to comply with the laws of a foreign jurisdiction, grant Options to employees of the Company or a Designated Subsidiary who are citizens or residents of such foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) with terms that are less favorable (but not more favorable) than the terms of Options granted under the Plan to employees of the Company or a Designated Subsidiary who are resident in the United States. Notwithstanding the preceding provisions of this Plan, employees of the Company or a Designated Subsidiary who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from eligibility under the Plan if (a) the grant of an Option under the Plan to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code. The Company may add one or more appendices to this Plan describing the operation of the Plan in those foreign jurisdictions in which employees are excluded from participation or granted less favorable Options.
24. Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code.
25. Withholding. If applicable tax laws are revised to impose a tax withholding obligation, each affected employee must, no later than the date of the event creating the tax liability, make provision satisfactory to the Board for payment of any taxes required by law to be withheld in connection with any transaction related to Options granted to or shares acquired by such employee pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to an employee.
26. Effective Date and Approval of Shareholders. The Plan shall take effect on May 17, 2011, subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Compensation Committee on March 16, 2011
Approved by the stockholders on May 17, 2011

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AMENDMENT NO. 2
TO
WARNER BROS. DISCOVERY, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN
This Amendment No. 2 (this “Amendment”) to the Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan (the “Plan”), is effective as of June 2, 2025, by action of the Board of Directors (the “Board”) of Warner Bros. Discovery, Inc., a Delaware corporation (the “Company”).
1. The first paragraph of the Plan is amended by deleting the second sentence of the first paragraph in its entirety and replacing it with the following new sentence: “The maximum number of shares of Common Stock available for purchase under the Plan on or after June 2, 2025 is 27,568,638, subject to any adjustment under Section 15 hereof, as determined by the Compensation Committee (the “Committee”) of the Company's Board of Directors (the “Board”) or the Board.”
2. Except as expressly amended hereby, the remaining provisions of the Plan shall continue in full force and effect, without any waiver, amendment or modification of any provision thereof.
I hereby certify that the foregoing Amendment was duly adopted by the Board on March 31, 2025 and approved by the stockholders of the Company at a meeting held on June 2, 2025.

Dated: June 2, 2025
WARNER BROS. DISCOVERY, INC.

By: ___________________
Name: Tara L. Smith
Title: Executive Vice President and Corporate Secretary

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Appendix D
Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), this proxy statement also contains non-GAAP financial measures, such as Adjusted EBITDA, Free Cash Flow (FCF) and Net leverage, identified with an "(*)".
Management uses certain non-GAAP financial measures, such as Adjusted EBITDA, Free Cash Flow (FCF) and Net leverage, among other measures, in making financial, operating and planning decisions and in evaluating our performance. Please see the 2024 Form 10-K for a reporting of our financial results in accordance with GAAP.
Adjusted EBITDA: The Company defines Adjusted EBITDA as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of the Company using the same metric management does. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP.
The following information is provided to reconcile Adjusted EBITDA to Net loss available to Warner Bros. Discovery, Inc., its most comparable GAAP measure, for the years ended December 31, 2024 and December 31, 2023.

	Year Ended December 31,
Unaudited; in millions	2024	2023
Net loss available to Warner Bros. Discovery, Inc.	$(11,311)	$(3,126)
Net (loss) income attributable to noncontrolling interests	(171)	47
Income tax expense (benefit)	94	(784)
Loss before income taxes	(11,388)	(3,863)
Other (income) expense, net	(661)	94
Interest expense, net	2,017	2,221
Operating loss	(10,032)	(1,548)
Impairments and loss on dispositions	9,603	77
Depreciation and amortization	7,037	7,985
Impairment and amortization of fair value step-up for content	1,139	2,373
Employee share-based compensation	546	488
Restructuring and other charges	447	585
Transaction and integration costs	242	162
Amortization of capitalized interest for content	46	46
Facility consolidation costs	4	32
Adjusted EBITDA	$9,032	$10,200
Free Cash Flow (FCF): The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company's liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders.
The following information is provided to reconcile Free Cash Flow (FCF) to Cash provided by operating activities, its most comparable GAAP measure, for the year ended December 31, 2024.

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Unaudited; in millions	Year Ended December 31, 2024
Cash provided by operating activities	$5,375
Less: Purchases of property and equipment	(948)
Free Cash Flow (FCF)	$4,427
Net leverage: The Company defines net leverage as the calculation where net debt (gross debt of $40.0 billion, less cash, cash equivalents, and restricted cash of $5.4 billion) is divided by the sum of the most recent four quarters Adjusted EBITDA of $9,032 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.
The following information is provided to reconcile Net leverage ratio to Gross Debt, its most comparable GAAP measure, for the year ended December 31, 2024.

Unaudited; in millions	Year Ended December 31, 2024
Current portion of debt	$2,749
Plus: Noncurrent portion of debt	36,778
Plus: Finance leases	463
Gross Debt	$39,990
Less: Cash, cash equivalents, and restricted cash	5,416
Net Debt	$34,574
Adjusted EBITDA	$9,032
Gross leverage ratio	4.4x
Net leverage ratio	3.8x

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WARNER BROS. DISCOVERY

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V66140-P30059-Z89726 KEEP THIS PORTION FOR YOUR RECORDS

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WARNER BROS. DISCOVERY, INC.

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To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. ELECTION OF DIRECTORS

Nominees:

01) Samuel A. Di Piazza, Jr.
02) Richard W. Fisher
03) Paul A. Gould
04) Debra L. Lee
05) Joseph M. Levin
06) Anton J. Levy
07) Kenneth W. Lowe
08) Fazal F. Merchant
09) Anthony J. Noto
10) Paula A. Price
11) Daniel E. Sanchez
12) Geoffrey Y. Yang
13) David M. Zaslav

Vote On Proposals

6. By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted "FOR" Proposals One, Two, Three, Four, and Five.** If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

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V66141-P30059-Z89726

WARNER BROS. DISCOVERY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2025 ANNUAL MEETING OF STOCKHOLDERS
JUNE 2, 2025

The stockholder(s) hereby appoint(s) Priya Aiyar and Tara L. Smith, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Common Stock of Warner Bros. Discovery, Inc. that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on June 2, 2025, held virtually at www.virtualshareholdermeeting.com/WBD2025, and any adjournment or postponement thereof. Instructions on how to access the Annual Meeting are available on our Investor Relations website (http://ir.wbd.com), by contacting us at investor.relations@wbd.com or at 1-877-324-5850.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO, THREE, FOUR, AND FIVE.

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